Prospectus Supplement	Filed Pursuant to Rule 497

(To Prospectus dated June 11, 2003)	Registration Statement No. 333-104149

Allied Capital Corporation

2,200,000 Shares

Common Stock

         We are offering for sale 2,200,000 shares of our common stock. Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The last reported sales price for our common stock on September 24, 2003 was $25.03 per share.

       You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 9 of the accompanying prospectus before investing in our common stock.

	Per Share	Total

Public offering price	$25.00	$55,000,000
Underwriting discount	$1.18	$2,596,000
Proceeds to Allied Capital Corporation(1)	$23.82	$52,404,000

(1)	Before deducting expenses payable by us estimated to be $180,000.

      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains other information about us.

      We have granted the underwriters a 30-day option to purchase up to 330,000 additional shares of common stock to cover over-allotments. If the underwriters exercise the option in full, the public offering price, the underwriting discount and proceeds to us would be $63,250,000, $2,985,400 and $60,264,600, respectively.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

      The shares of common stock will be ready for delivery on or about September 30, 2003.

Deutsche Bank Securities	U.S. Bancorp Piper Jaffray

The date of this prospectus supplement is September 24, 2003.

      You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

Prospectus Summary	1
Fees and Expenses	5
Selected Condensed Consolidated Financial Data	6
Where You Can Find Additional Information	8
Risk Factors	9
Use of Proceeds	16
Price Range of Common Stock and Distributions	17
Management’s Discussion and Analysis of Financial Condition and Results of Operations	18
Senior Securities	45
Business	49
Legal Proceedings	66
Portfolio Companies	67
Determination of Net Asset Value	74
Management	78
Compensation of Executive Officers and Directors	84
Control Persons and Principal Holders of Securities	89
Certain Relationships and Related Party Transactions	91
Tax Status	92
Certain Government Regulations	96
Dividend Reinvestment Plan	100
Description of Capital Stock	101
Plan of Distribution	105
Legal Matters	106
Safekeeping, Transfer and Dividend Paying Agent and Registrar	106
Brokerage Allocation and Other Practices	106
Independent Public Accountants	106
Notice Regarding Arthur Andersen LLP	107
Index to Consolidated Financial Statements	F-1

(i)

      In this prospectus supplement and the accompanying prospectus, unless otherwise indicated, “Allied Capital,” “we,” “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

      Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

(ii)

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor of our common stock will bear directly or indirectly.

Shareholders Transaction Expenses
Sales load (as a percentage of offering price)(1)	4.72%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common shares)(3)
Operating expenses(4)	3.6%
Interest payments on borrowed funds(5)	4.7%

Total annual expenses(6)	8.3%

(1)	Represents the underwriting discounts and commissions with respect to the shares sold by Allied Capital in this offering.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities and preferred stock) at June 30, 2003.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2003, excluding interest on indebtedness. This percentage for the year ended December 31, 2002, was 3.5%.

(5)	The “Interest payments on borrowed funds” represents our estimated interest expenses for the year ending December 31, 2003. We had outstanding borrowings of $979.7 million at June 30, 2003. This percentage for the year ended December 31, 2002, was 4.6%. See “Risk Factors” in the accompanying prospectus.

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 4.9% of consolidated total assets.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$128	$291	$454	$863

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

USE OF PROCEEDS

      The net proceeds from the sale of the shares of our common stock, after deducting estimated expenses of this offering, are estimated to be $52.2 million. We intend to use the net proceeds from selling our common stock for investment in the debt or equity securities of private companies, non-investment grade commercial mortgage-backed securities or collateralized debt obligation bonds and preferred shares and other general corporate purposes. We may also repay a portion of our revolving line of credit. At September 23, 2003, the interest rate on our revolving line of credit was 2.5% and there were no amounts then outstanding. This revolving line of credit terminates in April 2005 and may be extended under substantially similar terms for one additional year at our option.

UNDERWRITING

      We and the underwriters named below have entered into an underwriting agreement concerning the shares of our common stock being offered. Subject to the terms and conditions of the underwriting agreement, each underwriter has severally agreed to purchase the number of shares of common stock set forth opposite its name below. Deutsche Bank Securities Inc. is acting as the representative of U.S. Bancorp Piper Jaffray Inc.

Number of
Underwriters	shares

Deutsche Bank Securities Inc.	1,760,000
U.S. Bancorp Piper Jaffray Inc.	440,000

Total	2,200,000

      If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to an additional 330,000 shares from us at the public offering price less the underwriting discounts and commissions to cover these sales. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

      This offering will be underwritten on a firm commitment basis. In the underwriting agreement, the underwriters agreed, subject to the terms and conditions set forth therein, to purchase the shares of common stock being sold pursuant thereto at a price per share equal to the public offering price less the underwriting discount specified on the cover page of this prospectus supplement. According to the terms of the underwriting agreement, the underwriters will either purchase all of the shares or none of them.

      The underwriters propose to offer the shares to the public initially at the public offering price set forth on the cover of this prospectus supplement. The underwriters may also offer the shares to certain dealers at the public offering price less a concession not in excess of $0.70 per share. Any of these dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $0.10 per share from the public offering price. After the commencement of the offering, the public offering price and concession may be changed by the underwriters.

      The following table provides information regarding the per share and total underwriting discounts and commissions that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 330,000 shares of our common stock.

	Paid by us

	No exercise	Full exercise

Per share	$1.18	$1.18
Total	$2,596,000	$2,985,400

      We estimate that the total expenses of this offering, excluding the underwriting discounts and commissions, will be approximately $180,000, which will be paid by us.

      This offering of the shares is made for delivery when, as and if accepted by the underwriters and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriters reserve the right to reject an order for the purchase of shares in whole or in part.

      We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make in respect of these liabilities.

      We and certain of our executive officers have entered into a lock-up agreement with the underwriters. Under this agreement, we and these executive officers may not, without the prior written approval of Deutsche Bank Securities Inc., offer, sell, contract to sell or otherwise dispose of or hedge our common stock or securities convertible into or exchangeable for our common stock (other than the shares in this offering, issuances of common stock pursuant to the conversion or exchange of convertible securities or the exercise of warrants or options, grants of employee stock options or issuance of common stock pursuant to the exercise of such options, transactions relating to shares of common stock or other securities acquired in open market transactions after completion of this offering, or an additional issuance of equity securities through privately negotiated transactions that may or may not involve an underwriter, whether or not registered with the SEC, aggregating not more than $75 million). These restrictions will be in effect for a period of 60 days after the date of this prospectus supplement. At any time and without notice, Deutsche Bank Securities Inc. may release all or some of the securities from this lock-up agreement.

      In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales. Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales may be either “covered short sales” or “naked short sales.” Covered short sales are sales made in an amount not greater than the underwriters’ over-allotment option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in this offering.

      The underwriters also may impose a penalty bid. This occurs when one underwriter repays to the other underwriter a portion of the underwriting discount received by it because the other underwriter has repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

      We have been advised by the underwriters that these transactions may be effected on the New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time. Similar to other purchase activities, these activities may have the effect of raising or maintaining the market price of our shares or preventing a decline in the market price of our shares. As a result, the price of our shares may be higher than the price that might otherwise exist in the open market.

      The underwriters expect to deliver the shares through the facilities of The Depository Trust Company in New York, New York, on or about September 30, 2003. At that time, the underwriters will pay us for the shares in immediately available funds.

      In the ordinary course of business, the underwriters and/or their affiliates have in the past performed, and may continue to perform, commercial banking, financial advisory and investment banking services for us for which they have received, or may receive, customary compensation. Affiliates of the underwriters are members of the lending syndicate for our unsecured revolving line of credit.

      This offering is being conducted in compliance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

      The address for Deutsche Bank Securities Inc. is 60 Wall Street, 4th Floor, New York, NY 10005. The address for U.S. Bancorp Piper Jaffray Inc. is 800 Nicollet Mall, Minneapolis, MN 55402.

RECENT DEVELOPMENTS

      On September 22, 2003, one of our directors, George C. Williams, retired as a member of our board of directors.

      For the third quarter of 2003, our board of directors declared a dividend of $0.57 per share of common stock. The third quarter dividend is payable on September 26, 2003, with a record date of September 12, 2003. The shares offered by this prospectus supplement will not be entitled to the third quarter dividend.

      During the second quarter of 2003, our board of directors extended the term of all existing employment agreements with certain of our officers from June 30, 2003 to December 31, 2003. In addition, our board of directors appointed Scott Binder, one of our managing directors, to the newly created position of Chief Valuation Officer.

LEGAL MATTERS

      Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Morgan, Lewis & Bockius LLP, New York, New York.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following analysis of our financial condition and results of operations should be read in conjunction with our Consolidated Financial Statements and the Notes thereto included herein and in the accompanying prospectus. The information herein contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth below in the Risk Factors section. Other factors that could cause actual results to differ materially include:

•	the ongoing global economic downturn;

•	risks associated with possible disruption in our operations due to terrorism; and

•	future regulatory actions and conditions in our operating areas.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio company, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by accounting principles generally accepted in the United States of America.

OVERVIEW

      We are a business development company that provides long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity is generally focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      Our portfolio composition at June 30, 2003, and December 31, 2002, was as follows:

	2003	2002

Private Finance	72%	70%
Commercial Real Estate Finance	28%	30%

      Our earnings depend primarily on the level of interest and dividend income, fee income, and net gains or losses earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields at and for the three and six months ended June 30, 2003 and 2002, and at and for the year ended December 31, 2002, were as follows:

	At and for the		At and for the
	Three Months		Six Months Ended		At and for the
	Ended June 30,		June 30,		Year Ended
					December 31,
	2003	2002	2003	2002	2002
($ in millions)

	(unaudited)		(unaudited)
Portfolio at value	$2,546.1	$2,381.0	$2,546.1	$2,381.0	$2,488.2
Investments funded	$257.4	$115.5	$526.4	$195.5	$506.4
Change in accrued or reinvested interest and dividends	$9.3	$6.2	$20.4	$19.5	$44.7
Principal repayments	$74.3	$36.0	$150.3	$67.0	$143.2
Sales	$32.6	$1.2	$276.7	$126.3	$213.5
Yield(1)	14.1%	13.8%	14.1%	13.8%	14.0%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio, investment activity, and yields at and for the three and six months ended June 30, 2003 and 2002, and at and for the year ended December 31, 2002, were as follows:

	At and for the		At and for the
	Three Months		Six Months Ended		At and for the
	Ended June 30,		June 30,		Year Ended
					December 31,
	2003	2002	2003	2002	2002
($ in millions)

	(unaudited)		(unaudited)
Portfolio at value:
Loans and debt securities	$1,192.4	$1,050.8	$1,192.4	$1,050.8	$1,151.2
Equity interests	646.8	584.5	646.8	584.5	592.0

Total portfolio	$1,839.2	$1,635.3	$1,839.2	$1,635.3	$1,743.2

Investments funded	$163.8	$32.2	$273.9	$69.8	$297.2
Change in accrued or reinvested interest and dividends	$8.1	$7.0	$19.4	$19.1	$42.6
Principal repayments	$70.9	$27.2	$146.0	$56.0	$129.3
Yield(1)	14.4%	13.9%	14.4%	13.9%	14.4%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Investments funded for the six months ended June 30, 2003 and 2002, and for the year ended December 31, 2002, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Six Months Ended June 30, 2003(1)
Companies more than 25% owned	$42.2	$25.2	$67.4
Companies 5% to 25% owned	9.5	1.0	10.5
Companies less than 5% owned	190.6	5.4	196.0

Total	$242.3	$31.6	$273.9

For the Six Months Ended June 30, 2002(1)
Companies more than 25% owned	$16.0	$3.8	$19.8
Companies 5% to 25% owned	7.5	7.0	14.5
Companies less than 5% owned	34.0	1.5	35.5

Total	$57.5	$12.3	$69.8

For the Year Ended December 31, 2002(1)
Companies more than 25% owned	$86.1	$18.7	$104.8
Companies 5% to 25% owned	22.3	0.4	22.7
Companies less than 5% owned	154.6	15.1	169.7

Total	$263.0	$34.2	$297.2

(1)	The private finance portfolio is presented in three categories — companies more than 25% owned, which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the Investment Company Act of 1940, or the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

     At June 30, 2003, we had outstanding funding commitments of $103.9 million to portfolio companies, including $27.4 million committed to private venture capital funds. At June 30, 2003, we also had total commitments to portfolio companies in the form of standby letters of credit and guarantees of $96.0 million.

      We fund new investments using cash, through the issuance of our common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash and providing a subsequent investment.

      We may acquire more than 50% of the common stock of a company in a control buyout transaction. Control investments are generally structured such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. We plan to continue to seek attractive control investments.

Control investments provide the opportunity to invest meaningful amounts of capital with the potential for attractive current income returns as well as the potential for future capital gains. Control transactions are typically larger than our mezzanine investments. In some cases for companies that are more than 50% owned, we may not accrue interest on loans and debt securities if such company is in need of additional working capital. In such cases, we may defer current debt service. Our most significant investments acquired through control buyout transactions at June 30, 2003, were Business Loan Express, LLC (BLX), acquired in 2000, and The Hillman Companies, Inc., acquired in 2001.

      Business Loan Express, LLC.     At June 30, 2003, our investment in BLX totaled $264.7 million at cost and $356.8 million at value, or 12.6% of our total assets, which includes unrealized appreciation of $92.1 million.

      BLX is the nation’s second largest non-bank, government guaranteed lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a preferred lender as designated by the SBA, and originates, sells, and services small business loans. In addition to the SBA 7(a) Guaranteed Loan Program, BLX originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program. BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, negatively affect our financial results.

      During the quarter ended March 31, 2003, BLX completed two significant transactions, the purchase of loans and other assets from Amresco Independence Funding, Inc., or “AIF,” and the reorganization of BLX from a corporation to a limited liability company, or “LLC”.

      In January 2003, BLX completed the acquisition of $128.0 million of performing loans and other assets from AIF. BLX purchased $121.5 million of performing SBA 7(a) unguaranteed loans at par and $6.5 million of other assets. The acquisition increased BLX’s serviced portfolio and enhanced its nationwide loan origination platform. We provided $50 million of the capital to fund this acquisition. Our $50 million financing was in the form of a short-term revolving credit facility of $25 million to fund the temporary capital needs of construction loans purchased and loans pending sale, as well as $25 million of preferred equity to support the future growth potential of BLX post acquisition.

      In February 2003, BLX completed a reorganization from a corporation to a limited liability company in order to simplify its corporate structure and provide certain income tax efficiencies. In connection with the reorganization, BLX’s stated book equity increased by $43 million because we converted $43 million of our subordinated debt into preferred stock in BLX, Inc., which was exchanged for Class A equity interests in BLX, LLC. In addition, we exchanged our existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively.

      Subsequent to the reorganization, BLX’s taxable earnings will flow directly to its members and we represent approximately 95% of the economic interests in the LLC. In connection with the reorganization, BLX has changed its fiscal year end to September 30.

      Summary financial data for BLX at and for the twelve months ended June 30, 2003 and 2002, is presented below.

	For the	For the
	Twelve Months	Twelve Months
	Ended	Ended
	June 30, 2003(1)	June 30, 2002
($ in millions)
Operating Data
Total revenue	$109.1	$84.6
Net income(4)	$7.5	$2.3
Earnings before interest, taxes and management fees (EBITM)(4)	$44.4	$43.0
Balance Sheet Data
Total assets(2)	$340.0	$277.1
Total debt	$166.0	$183.0
Total owners’ equity	$137.0	$59.9
Other Data
Total loan originations	$718.1	$565.1
Serviced loan portfolio	$2,165.5	$1,372.6
Number of loans	3,048	2,083
Loan delinquencies(3)	8.1%	9.4%
Serviced Loan Portfolio by Industry
Hotels	24%	27%
Gas stations/convenience stores	18	16
Professional and retail services	12	10
Restaurants	9	10
Manufacturing and industrial	9	10
Car wash/auto repair services	7	3
Child care and health care services	6	4
Shrimp/fishing vessels	5	7
Recreation	5	5
Other	5	8

Total	100%	100%

(1)	Post reorganization BLX’s fiscal year end changed to September 30. The results of operations and loan originations for the twelve months ended June 30, 2003, are not necessarily indicative of the operating results to be expected for the fiscal twelve months ending September 30, 2003.
(2)	Included in total assets is $6 million of goodwill at June 30, 2003 and 2002. There is no other goodwill on BLX’s balance sheet. We acquired 94.9% of BLC Financial Services, Inc. on December 31, 2000. “Push-down” accounting was not required with respect to this transaction; accordingly, goodwill was not recorded by BLX.
(3)	Represents the percentage of loans in the total serviced loan portfolio that are greater than 30 days delinquent, which includes loans in workout status. Loans greater than 30 days delinquent for the SBA 7(a) loan portfolio only, which are included in the total serviced loan portfolio, were 8.2% at June 30, 2003. SBA 7(a) loans greater than one year old at June 30, 2003, had a delinquency rate of 10.5%. BLX will from time to time grant a 90-day deferment to borrowers experiencing short-term cash flow shortfalls. Loans that have been granted a deferment that perform as required are not considered delinquent consistent with SBA practice.

The ability of small businesses to repay their loans may be adversely affected by numerous factors, including a downturn in their industry or negative economic conditions. Small businesses are also more vulnerable to customer preferences, competition, rising fuel prices and market conditions and, as a result, delinquencies in BLX’s portfolio may increase. For instance, the shrimp and fishing industry has been affected by rising fuel costs and competition from imported shrimp. For these reasons, BLX focuses on collateral protection for each loan in addition to the cash flow of the small business and receives personal guarantees from the principal owners of the small business.

(4)	As an LLC, BLX is generally not subject to a corporate income tax.

     For the twelve months ended June 30, 2003, BLX earned revenue of $109.1 million and EBITM of $44.4 million. EBITM was reduced by $2.3 million due to costs associated with the AIF acquisition and the LLC reorganization, as well as by $1.3 million because of the increased value of issued and outstanding equity appreciation rights to employees. Adding back these acquisition and reorganization costs, and expenses due to equity appreciation rights, BLX’s EBITM increased by 11.6% on a comparative twelve month basis. BLX’s revenues consist of cash premiums from guaranteed loan sales, gain on sale income arising from loans sold at par or securitized where BLX will receive future cash flows representing the spread between loan interest and the interest paid on bonds issued including service fee income, interest income on loans remaining in BLX’s portfolio, and other income. Gain on sale income is a non-cash source of income when recognized, and as future cash flows are received, the resulting cash reduces the receivable or residual interest that is recognized when the loan is sold. The total of cash loan sale premiums, cash interest income and cash received from residual interests and other cash income is equal to approximately 77% of BLX’s revenue of $109.1 million during the twelve months ended June 30, 2003.

      BLX’s business is to originate small business loans and then sell substantially all of the loans originated for cash proceeds. Loans originated during the twelve months ended June 30, 2003, totaled $718.1 million, including loans purchased from AIF. Proceeds from loan sales during the twelve months ended June 30, 2003, totaled approximately $699.4 million. BLX funds the construction of commercial real estate projects, and as a result is unable to sell a construction loan until the loan is fully-funded and the construction is complete. In addition, BLX typically does not immediately receive the proceeds from the sale of its SBA 7(a) guaranteed and unguaranteed loan strips sold, but receives the cash upon settlement. Therefore until BLX sells construction loans or fully funded loans held for sale, it will finance the origination of the loans through funding on its revolving line of credit, or through financing provided by us.

      BLX has a three-year $164.0 million revolving credit facility that matures in March 2004. As the controlling equity owner in BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest, and other fees) of BLX under the revolving credit facility. The amount guaranteed by us at June 30, 2003, was $53.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at June 30, 2003. We have provided three standby letters of credit in connection with three term securitization transactions completed by BLX totaling $25.6 million.

      BLX sells the guaranteed piece of guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1.0% and 2.0% of the guaranteed loan amount. Cash premiums received from guaranteed loan sales during the twelve months ended June 30, 2003, were approximately $30.3 million in total.

      Alternatively, BLX may sell the guaranteed pieces of SBA 7(a) guaranteed loans at par and receive cash only for the face amount of the loan sold, and instead of receiving a cash premium, BLX will receive an annual servicing spread on the loans sold of between 4.0% and 4.8%. In addition, BLX will sell the unguaranteed pieces of the SBA 7(a) loans and conventional loans it originates into a conduit facility. The conduit loans are securitized and BLX retains an interest of up to 2.7% of the loan pool. BLX then receives the excess of loan interest payments on the loans sold over the interest cost on the securities issued in the securitization over the life of the loan pool. BLX generally receives between 4.3% and 4.9% annually on the loans sold into the securitization pools. For the twelve months ended June 30, 2003, BLX received cash payments from securitization pools of approximately $43.2 million.

      When BLX sells a guaranteed piece of an SBA 7(a) loan at par, or when BLX securitizes a loan, it will record a residual interest and servicing asset together referred to as Residual Interest in order to account for the retained interest in the loans sold and the net present value of the future cash flows it will receive from the loans sold or securitized. In computing the Residual Interest, BLX discounts for the present value of future cash flows, and also makes assumptions as to future loan losses and loan prepayments which may reduce future cash flows.

      At June 30, 2003, BLX’s Residual Interest totaled $162 million, representing BLX’s estimate of the net present value of future cash flows of scheduled loan payments, after estimated future loan losses and loan prepayments. If scheduled loan payments were to be received as stated in the loan agreements with no future losses or prepayments, BLX would receive future cash flows of $709 million over time, with approximately $52.3 million, $51.7 million, $50.4 million, and $49.0 million (or $203.4 million in the aggregate) scheduled to be received in the next four years ending on June 30, 2004, 2005, 2006, and 2007, respectively.

      The Hillman Companies, Inc. At June 30, 2003, our investment in Hillman totaled $93.6 million at cost and $181.8 million at value, or 6.4% of total assets, which includes unrealized appreciation of $88.2 million.

      Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products including key duplication technology that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      For the year ended December 31, 2002, Hillman had total revenue of $286.8 million, earnings before interest, taxes, depreciation, amortization, and management fees, or EBITDAM, of $50.2 million, and profits before taxes of $10.0 million. For the three months ended March 31, 2003, Hillman had total revenue of $70.0 million and EBITDAM of $10.2 million. This EBITDAM is before the write-down of $5.7 million of a note receivable related to an investment made by Hillman. For the three months ended March 31, 2003, Hillman had a loss before taxes of $6.5 million, which includes the write-down of the note receivable. The total revenue, EBITDAM, and loss before taxes for the three months ended March 31, 2003, are not necessarily indicative of the operating results to be expected for the full year. Hillman had total assets of $371.0 million and total debt of $158.6 million at March 31, 2003.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity, and yields at and for the three and six months ended June 30, 2003 and 2002, and at and for the year ended December 31, 2002, were as follows:

	At and for the				At and for the
	Three Months Ended June 30,				Six Months Ended June 30,				At and for
									the Year Ended
									December 31,
	2003		2002		2003		2002		2002

	(unaudited)				(unaudited)
($ in millions)	Value	Yield*	Value	Yield*	Value	Yield*	Value	Yield*	Value	Yield*

CMBS bonds	$423.6	13.9%	$560.9	14.6%	$423.6	13.9%	$560.9	14.6%	$555.5	14.2%
CDO bonds and preferred shares	167.4	16.6%	52.5	17.2%	167.4	16.6%	52.5	17.2%	52.8	17.2%
Commercial mortgage loans	105.4	7.8%	62.0	7.9%	105.4	7.8%	62.0	7.9%	63.7	7.5%
Residual interest	—		69.0	9.3%	—		69.0	9.3%	69.0	9.4%
Real estate owned	10.5		1.3		10.5		1.3		4.0

Total portfolio	$706.9		$745.7		$706.9		$745.7		$745.0

Investments funded	$93.6		$83.3		$252.5		$125.7		$209.2
Change in accrued or reinvested interest	$1.2		$(0.8)		$1.0		$0.4		$2.1
Principal repayments	$3.4		$8.8		$4.3		$11.0		$13.9
CMBS, CDO, and commercial real estate loan sales	$32.6		$1.2		$276.7		$126.3		$213.5

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned.

     Our commercial real estate investment activity for the six months ended June 30, 2003 and 2002, and for the year ended December 31, 2002, was as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Six Months Ended June 30, 2003
CMBS bonds	$250.1	$(115.7)	$134.4
CDO bonds and preferred shares	118.4	(0.3)	118.1

Total	$368.5	$(116.0)	$252.5

For the Six Months Ended June 30, 2002
CMBS bonds	$181.4	$(83.8)	$97.6
CDO preferred shares	28.0	—	28.0
Commercial mortgage loans	0.1	—	0.1

Total	$209.5	$(83.8)	$125.7

For the Year Ended December 31, 2002
CMBS bonds	$302.5	$(140.2)	$162.3
CDO preferred shares	29.0	—	29.0
Commercial mortgage loans	11.7	(1.7)	10.0
Real estate owned	7.9	—	7.9

Total	$351.1	$(141.9)	$209.2

      CMBS Bonds. During the six months ended June 30, 2003 and 2002, we invested $134.4 million in seven CMBS bond issuances and $97.6 million in three CMBS bond issuances, respectively. During the year ended December 31, 2002, we invested $162.3 million in five CMBS bond issuances.

      The underlying pools of mortgage loans that are collateral for our new investments in CMBS bonds for the six months ended June 30, 2003 and 2002, and for the year ended December 31, 2002, had respective underwritten loan to value and underwritten debt service coverage ratios as follows:

	For the Six Months Ended
	June 30,

					For the Year Ended
	2003		2002		December 31, 2002

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$1,971.8	28%	$401.9	16%	$909.3	20%
60-65%	527.2	8	178.7	7	287.3	6
65-70%	776.5	11	264.1	11	587.9	13
70-75%	1,217.3	18	799.5	32	1,214.5	27
75-80%	2,364.9	34	812.7	33	1,477.5	33
Greater than 80%	25.2	1	12.0	1	47.8	1

Total	$6,882.9	100%	$2,468.9	100%	$4,524.3	100%

Weighted average loan to value	67.1%		70.4%		68.5%

	For the Six Months Ended
	June 30,

					For the Year Ended
	2003		2002		December 31, 2002
Debt Service Coverage
Ratio(1) Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$2,042.6	30%	$103.3	4%	$366.9	8%
1.76-2.00	697.1	10	84.2	3	229.6	5
1.51-1.75	1,264.4	18	240.3	10	477.4	11
1.26-1.50	2,478.3	36	1,631.8	66	2,739.6	60
Less than 1.25	400.5	6	409.3	17	710.8	16

Total	$6,882.9	100%	$2,468.9	100%	$4,524.3	100%

Weighted average debt service coverage ratio	1.75		1.41		1.41

(1)	Defined as annual net cash flow before debt service divided by annual debt service payments.

     From time to time, we may sell lower yielding CMBS bonds rated BB+ through B in order to maximize the return on our CMBS bond portfolio. The cost basis of and proceeds from CMBS bonds sold, the related net realized gains from these sales, and the weighted average yield on the CMBS bonds sold for the six months ended June 30, 2003 and 2002, and for the year ended December 31, 2002, were as follows:

	For the Six
	Months Ended		For the Year
	June 30,		Ended
			December 31,
	2003	2002	2002
($ in millions)
Cost basis	$253.5	$123.3	$205.9
Sales proceeds	$284.8	$128.8	$225.6
Net realized gains (net of related hedge gains or losses)	$24.6	$7.1	$19.1
Weighted average yield	11.8%	11.2%	11.5%

      The non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At June 30, 2003, our CMBS bonds were subordinate to 91% to 99% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal and interest, we invest in these CMBS bonds at a discount from the face amount of the bonds. The discount increases with the decrease in the seniority of the CMBS bonds. For the six months ended June 30, 2003 and 2002, and for the year ended December 31, 2002, the average discount for the CMBS bonds in which we invested was 46%.

      At June 30, 2003, and December 31, 2002, the unamortized discount related to the CMBS bond portfolio was $580.2 million and $649.5 million, respectively. At June 30, 2003, we have set aside $261.2 million of this unamortized discount to absorb potential future losses, and therefore, the yield on the CMBS bonds of 13.9% assumes that this amount will not be amortized. At June 30, 2003, the CMBS bond portfolio had a fair value of $423.6 million, which included net unrealized appreciation on the CMBS bonds of $16.1 million.

      The yield on our CMBS bond portfolio at June 30, 2003, and December 31, 2002, was 13.9% and 14.2%, respectively. The yield on the CMBS bond portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB, and BB- CMBS bonds held in the portfolio. The BB+, BB and BB- CMBS bonds totaled $147.7 million and $110.9 million and had a yield of 8.0% and 8.8% at June 30, 2003, and December 31, 2002, respectively.

      At June 30, 2003, and December 31, 2002, the underlying collateral for our CMBS bonds consisted of approximately 5,100 and 4,500 commercial mortgage loans and real estate properties owned with a total outstanding principal balance of $32.0 billion and $25.0 billion, respectively. At June 30, 2003, and December 31, 2002, 1.2% and 1.0%,

respectively, of the loans in the underlying collateral pool for our CMBS bonds were over 30 days delinquent or were classified as real estate owned.

      Collateralized Debt Obligation Bonds and Preferred Shares. The yield on our CDO bonds and preferred shares at June 30, 2003, and December 31, 2002, was 16.6% and 17.2%, respectively. The yield on the CDO portfolio at any point in time will vary depending on the amount of lower yielding BBB rated CDO bonds held in the portfolio.

      During the six months ended June 30, 2003 and 2002, and the year ended December 31, 2002, we invested in the BBB bonds and preferred shares of one, two, and three collateralized debt obligations, respectively, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1.2 billion and was issued by 39 REITs. The investment grade CMBS collateral consists of CMBS bonds with a face amount of $496.0 million issued in 41 separate CMBS transactions and the non-investment grade CMBS collateral consists of BB+, BB, BB–, B+, and B rated CMBS bonds with a face amount of $873.7 million issued in 42 separate CMBS transactions. Included in the CMBS collateral for the CDOs are $793.7 million of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by us, which were issued in 27 separate CMBS transactions.

      During the three months ended June 30, 2003, we sold $6.4 million of CDO bonds and preferred shares for a net realized loss of $85 thousand, net of the related hedge loss.

      The BBB rated bonds and the preferred shares that we own are junior in priority for payment of principal and interest to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first and then the BBB rated bonds would bear any loss after the preferred shares. At June 30, 2003, our BBB bonds and preferred shares in the CDOs were subordinate to 61% to 98% of the more senior tranches of debt issued in various CDO transactions.

Portfolio Asset Quality

      Portfolio by Grade. We employ a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At June 30, 2003, and December 31, 2002, our portfolio was graded as follows:

	At June 30, 2003		At December 31, 2002

		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$839.0	32.9%	$801.0	32.1%
2	1,460.9	57.4	1,400.8	56.3
3	124.8	4.9	166.0	6.7
4	20.2	0.8	23.6	1.0
5	101.2	4.0	96.8	3.9

	$2,546.1	100.0%	$2,488.2	100.0%

      Total Grade 4 and 5 assets as a percentage of the total portfolio at value at June 30, 2003, and December 31, 2002, were 4.8% and 4.9%, respectively. Included in Grade 4 and 5 assets at June 30, 2003, and December 31, 2002, were assets totaling $32.3 million and $24.1 million, respectively, that are secured by commercial real estate. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grade 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected amount of the loss when such exposure is identified.

      Loans and Debt Securities on Non-Accrual Status. Loans and debt securities on non-accrual status for which we have doubt about interest collection and are in workout status are classified as Grade 4 or 5 assets. In addition, we may not accrue interest on loans and debt securities to companies that are more than 50% owned by us from time to time if such companies are in need of additional working capital. In these situations we may choose to defer current debt service.

      For the total investment portfolio, workout loans and debt securities (which excludes equity securities that are included in the total Grade 4 and 5 assets above) not accruing interest that were classified in Grade 4 and 5 were $75.0 million and $89.1 million at value at June 30, 2003, and December 31, 2002, respectively. Included in this category were loans of $17.0 million and $13.0 million, respectively, that were secured by commercial real estate. In addition to Grade 4 and 5 assets that are in workout, loans and debt securities to companies that are more than 50% owned by us that were not accruing interest totaled $72.2 million and $63.6 million at value at June 30, 2003, and December 31, 2002, respectively, and loans and debt securities to companies that are less than 50% owned by us and were not in workout but were not accruing interest totaled $3.9 million and $7.2 million at value at June 30, 2003, and December 31, 2002, respectively.

      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent were $119.2 million and $103.1 million at value at June 30, 2003, and December 31, 2002, respectively, or 4.7% and 4.1% of the total portfolio. Included in this category were loans valued at $43.5 million and $26.0 million, respectively, that were secured by commercial real estate.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent or on non-accrual status may vary from quarter to quarter. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 90 days delinquent or on non-accrual status is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or investment principal.

Hedging Activities

      Because we invest in BB+ through B rated CMBS bonds and BBB rated CDO bonds that were purchased at prices based in part on comparable Treasury rates, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS and CDO bonds. These transactions, referred to as short sales, involved receiving the proceeds from the short sales of borrowed Treasury securities, with the obligations to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions, which are limited only by the increase in value of the borrowed Treasury securities; conversely, the value of the CMBS and CDO bonds would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited only by the decline in value of the borrowed Treasury securities; conversely, the value of the CMBS and CDO bonds would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $157.0 million and $197.0 million at June 30, 2003, and December 31, 2002, respectively, which included unrealized depreciation on the obligations of $3.9 million and $7.1 million, respectively, due to changes in the yield on the borrowed Treasury securities. The net proceeds related to the sales of the borrowed Treasury securities were $152.2 million and $189.3 million at June 30, 2003, and December 31, 2002, respectively. Under the terms of the transactions, we have provided additional cash collateral of $5.1 million and $5.4 million at June 30, 2003, and December 31, 2002, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities on the weekly settlement date, which is included in deposits of proceeds from sales of borrowed Treasury securities in the accompanying financial statements. The amount of the hedge will vary from period to period depending upon the amount of BB+ through B rated CMBS bonds and BBB rated CDO bonds that we own and have hedged on the balance sheet date.

RESULTS OF OPERATIONS

Comparison of Three Months Ended June 30, 2003 and 2002

      The following table summarizes the Company’s operating results for the three months ended June 30, 2003 and 2002.

	For the Three
	Months Ended
	June 30,
				Percentage
	2003	2002	Change	Change
($ in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$67,137	$62,692	$4,445	7%
Premiums from loan dispositions	1,637	46	1,591	**
Fees and other income	8,440	10,455	(2,015)	(19)%

Total interest and related portfolio income	77,214	73,193	4,021	5%

Expenses
Interest	19,358	17,515	1,843	11%
Employee	9,258	8,274	984	12%
Administrative	5,081	4,843	238	5%

Total operating expenses	33,697	30,632	3,065	10%

Net investment income before income taxes	43,517	42,561	956	2%
Income tax benefit	(1,081)	—	(1,081)	**

Net investment income	44,598	42,561	2,037	5%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	8,540	(755)	9,295	*
Net change in unrealized appreciation or depreciation	6,802	31,648	(24,846)	*

Total net gains (losses)	15,342	30,893	(15,551)	*

Net income	$59,940	$73,454	$(13,514)	(18)%

Diluted earnings per common share	$0.52	$0.71	$(0.19)	(27)%

Weighted average common shares outstanding — diluted	114,552	103,440	11,112	11%

*	Net realized gains and losses and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons of net gains and losses may not be meaningful.

**	Percentage change is not meaningful.

     Net income results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus or minus net gains or losses.

      Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions, and fees and other income.

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate earned on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. Our interest-bearing investments in the portfolio increased by 5.7% to $1,899.3 million at June 30, 2003, from $1,796.5 million at June 30, 2002. The weighted average yield on the interest-bearing investments in the portfolio at June 30, 2003 and 2002, was as follows:

($ in millions)	2003	2002

Interest-bearing portfolio	$1,899.3	$1,796.5
Portfolio yield	14.1%	13.8%

      Included in premiums from loan dispositions are prepayment premiums of $1.6 million and $46 thousand for the three months ended June 30, 2003 and 2002, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available, or a company may enter into a transaction that results in the early repayment of their debt to us. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance, and risk management.

      Fees and other income for the quarters ended June 30, 2003 and 2002, primarily included fees of $3.1 million and $2.6 million, respectively, related to structuring and diligence; fees of $0.8 million and $1.8 million, respectively, related to transaction and other services provided to portfolio companies; and fees of $4.3 million and $6.0 million, respectively, related to management services provided to portfolio companies, other advisory services, and guaranty fees. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period depending on the level and types of services provided. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Business Loan Express and Hillman are our most significant portfolio investments and together represented 19.0% of our total assets at June 30, 2003. Total interest and related portfolio income earned from these investments for the three months ended June 30, 2003 and 2002, were $12.1 million and $12.2 million, respectively. In July 2002, we sold WyoTech Acquisition Corporation, which was a significant portfolio investment during 2002. Total interest and related portfolio income earned on this investment for the three months ended June 30, 2002, was $1.8 million.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the three months ended June 30, 2003 and 2002, were attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Three Months
	Ended
	June 30,

	2003	2002
($ in millions)
Total Outstanding Debt	$979.7	$1,009.0
Average Outstanding Debt	$962.3	$942.3
Weighted Average Cost	7.4%	7.2%
BDC Asset Coverage*	286%	256%

*	As a BDC, the Company is generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The change in employee expenses reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 116 and 103 at June 30, 2003 and 2002, respectively. We no longer provide loans to our employees to exercise stock options because of recent legislation. This was an important benefit to our employees and as a result, we are considering compensation alternatives and expect to have a new program in place by the end of 2003.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums, and various other expenses.

      Income Tax Benefit. The Company’s wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate. For the three months ended June 30, 2003, we recorded a tax benefit of $1.1 million as a result of AC Corp’s operating loss for the period.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the three months ended June 30, 2003 and 2002, were as follows:

	For the
	Three Months
	Ended
	June 30,

($ in millions)	2003	2002

Realized gains	$12.7	$2.5
Realized losses	(4.2)	(3.3)

Net realized gains (losses)	$8.5	$(0.8)

      Realized gains and losses for the three months ended June 30, 2003, resulted from various private finance and commercial real estate finance transactions. Realized gains for the three months ended June 30, 2003, primarily resulted from transactions involving three private finance portfolio companies, including Woodstream Corporation ($6.6 million), Kirkland’s Inc. ($1.8 million), and Interline Brands, Inc. ($1.7 million). For the three months ended June 30, 2003 and 2002, we reversed previously recorded unrealized appreciation totaling $7.9 million and $2.1 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      Realized losses for the three months ended June 30, 2003, primarily resulted from one transaction involving North American Archery, LLC ($2.1 million), and two transactions involving commercial mortgage loans ($2.0 million). For the three months ended June 30, 2003 and 2002, we reversed previously recorded unrealized depreciation totaling $4.7 million and $2.0 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any unrealized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At June 30, 2003, approximately 89% of our total assets represented portfolio investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns.

We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model, which utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS and CDO bonds and preferred shares as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      For the portfolio, net change in unrealized appreciation or depreciation for the three months ended June 30, 2003 and 2002, consisted of the following:

	2003(1)	2002(1)
($ in millions)
Net unrealized appreciation or depreciation	$10.0	$31.7
Reversal of previously recorded unrealized appreciation associated with realized gains	(7.9)	(2.1)
Reversal of previously recorded unrealized depreciation associated with realized losses	4.7	2.0

Net change in unrealized appreciation or depreciation	$6.8	$31.6

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result quarterly comparisons may not be meaningful.

     Our two most significant portfolio investments are in BLX and Hillman. The following is a simplified summary of the methodology that we used to determine the fair value of these investments.

      Business Loan Express, LLC. The most significant change in the value of our portfolio this quarter was in our investment in BLX, which increased in value by $50.5 million. BLX continues to make solid progress in its business. EBITM increased by 11.6% for the twelve months ended June 30, 2003, as compared to the twelve months ended June 30, 2002, adjusted for certain non-recurring expenses and the expense of equity appreciation rights. In addition, BLX has significantly strengthened its loan origination platform by increasing its preferred lender designation to 74 out of 79 SBA markets and as a result of the AIF acquisition.

      To determine the value of our investment in BLX at June 30, 2003, we performed four separate valuation analyses to determine its enterprise value: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. In arriving at the value of our investment, we estimated that the total enterprise value of BLX increased from $407 million at March 31, 2003, to $465 million at June 30, 2003. This results in a total value of the Class B and Class C equity interests of $262.7 million at June 30, 2003, as compared to a total value for the Class B and Class C equity interests of $207.2 million at March 31, 2003, or an increase of 27%.

      The 27% increase in the value of the Class B and Class C equity interests is a result of BLX’s continued progress as well as the fact that there has been an overall increase in the market valuations for financial services companies during the quarter. We benchmarked the valuation of BLX against a public comparable group consisting of six public financial services companies, and during this quarter the median trailing price to earnings ratio for this comparable group increased by 29% and the median forward price to earnings ratio for this comparable group increased by 52%. The increases in the comparable group market valuations indicate that the fair value of BLX has increased by current market standards.

      At a value of $262.7 million for the Class B and Class C equity interests, we are valuing BLX at a trailing price to pro-forma earnings ratio of approximately 10.5 times and on a forward projected price to pro-forma earnings ratio of approximately 9.4 times. The fair value of BLX’s Class B and Class C equity interests is at a multiple of investor cost basis of 1.6 times.

      The Hillman Companies, Inc. In performing our valuation analysis of Hillman at June 30, 2003, we determined normalized 2003 EBITDAM to be approximately $61.5 million. We believe the current enterprise value for Hillman is approximately $430.5 million, or 7.0 times 2003 normalized EBITDAM of $61.5 million. The multiple was determined by obtaining a range of multiples representing the multiple of enterprise value to EBITDA for comparable public companies and the multiple of enterprise value to EBITDA for acquisition transactions involving companies in Hillman’s peer group. From this market comparable analysis, we selected a 7.0 times multiple for our valuation. Using an enterprise value of $430.5 million, the value of our equity investment in Hillman is approximately $138.8 million, or $88.2 million greater than our cost basis of $50.6 million at June 30, 2003.

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per common share, which were 114.6 million and 103.4 million for the three months ended June 30, 2003 and 2002, respectively.

OTHER MATTERS

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

RESULTS OF OPERATIONS

Comparison of Six Months Ended June 30, 2003 and 2002

      The following table summarizes our condensed operating results for the six months ended June 30, 2003 and 2002.

	For the Six
	Months Ended
	June 30,
				Percentage
	2003	2002	Change	Change
($ in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$132,658	$127,665	$4,993	4%
Premiums from loan dispositions	2,758	1,659	1,099	66%
Fees and other income	14,928	26,260	(11,332)	(43)%

Total interest and related portfolio income	150,344	155,584	(5,240)	(3)%

Expenses
Interest	37,280	34,984	2,296	7%
Employee	17,379	16,309	1,070	7%
Administrative	9,498	7,861	1,637	21%

Total operating expenses	64,157	59,154	5,003	8%

Net investment income before income taxes	86,187	96,430	(10,243)	(11)%
Income tax benefit	(1,081)	—	(1,081)	**

Net investment income	87,268	96,430	(9,162)	(10)%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	56,879	8,850	48,029	*
Net change in unrealized appreciation or depreciation	(64,334)	24,135	(88,469)	*

Total net gains (losses)	(7,455)	32,985	(40,440)	*

Net income	$79,813	$129,415	$(49,602)	(38)%

Diluted earnings per common share	$0.71	$1.26	$(0.55)	(44)%

Weighted average common shares outstanding — diluted	112,291	102,900	9,391	9%

*	Net realized gains and losses and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, year-to-date comparisons of net gains and losses may not be meaningful.

**	Percentage change is not meaningful.

     Net income results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus or minus net gains or losses.

      Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions, and fees and other income.

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate earned on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. Our interest-bearing investments in the portfolio increased by 5.7% to $1,899.3 million at June 30, 2003, from $1,796.5 million at June 30, 2002. The weighted average yield on the interest-bearing investments in the portfolio at June 30, 2003 and 2002, was as follows:

($ in millions)	2003	2002

Interest-bearing portfolio	$1,899.3	$1,796.5
Portfolio yield	14.1%	13.8%

      Included in premiums from loan dispositions are prepayment premiums of $2.8 million and $1.6 million for the six months ended June 30, 2003 and 2002, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen, or as more favorable interest rates become available or a company may enter into a transaction that results in early repayment of their debt to us. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance, and risk management.

      Fees and other income for the six months ended June 30, 2003 and 2002, included fees of $3.4 million and $10.6 million, respectively, related to structuring and diligence, fees of $1.2 million and $3.8 million, respectively, related to transaction and other services provided to portfolio companies, and fees of $9.9 million and $11.7 million, related to management services provided to portfolio companies, other advisory services and guaranty fees. Fees and other income are generally related to specific transactions or services, and therefore may vary substantially from period to period depending on the level and types of services provided. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Business Loan Express and Hillman are our most significant portfolio investments and together represented 19.0% of our total assets at June 30, 2003. Total interest and related portfolio income earned from these investments for the six months ended June 30, 2003 and 2002, was $27.5 million and $24.5 million, respectively. Total interest and related portfolio income earned from WyoTech for the six months ended June 30, 2002 was $3.6 million, which no longer occurred after the sale of the investment on July 1, 2002.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the six months ended June 30, 2003 and 2002, were attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost, including fees and closing costs, were as follows:

	At and for the
	Six Months Ended
	June 30,

	2003	2002
($ in millions)
Total Outstanding Debt	$979.7	$1,009.0
Average Outstanding Debt	$927.0	$940.4
Weighted Average Cost	7.4%	7.2%
BDC Asset Coverage*	286%	256%

*	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

      Employee expenses include salaries and employee benefits. The change in employee expenses reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 116 and 103 at June 30, 2003 and 2002, respectively. We no longer provide loans to our employees to exercise stock options because of recent legislation. This was an important benefit to our employees and as a result, we are considering compensation alternatives and expect to have a new program in place by the end of 2003.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums, and various other expenses. The increase in administrative expenses as compared to the six months ended June 30, 2002, includes approximately $0.8 million from directors’ fees, legal and accounting fees, and consulting fees, and $0.8 million due to increased costs for corporate liability insurance.

      Income Tax Benefit. The Company’s wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate. For the six months ended June 30, 2003, we recorded a tax benefit of $1.1 million as a result of AC Corp’s operating loss for the period.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the six months ended June 30, 2003 and 2002, were as follows:

	For the Six
	Months Ended
	June 30,

	2003	2002
($ in millions)
Realized gains	$61.3	$15.4
Realized losses	(4.4)	(6.5)

Net realized gains	$56.9	$8.9

      Realized gains and losses for the six months ended June 30, 2003, resulted from various private finance and commercial real estate finance transactions. Realized gains for the six months ended June 30, 2003, primarily resulted from transactions involving seven private finance portfolio companies, including Morton Grove Pharmaceuticals, Inc.

($8.4 million), CyberRep ($8.3 million), Woodstream Corporation ($6.6 million), Blue Rhino Corporation ($3.9 million), Kirkland’s Inc. ($3.0 million), GC-Sun Holdings II, LP ($2.5 million), and Interline Brands, Inc. ($1.7 million). In addition, gains were also realized on CMBS bonds ($24.6 million, net of a realized loss of $6.7 million from hedges related to the CMBS bonds sold). For the six months ended June 30, 2003 and 2002, we reversed previously recorded unrealized appreciation totaling $50.8 million and $7.3 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      Realized losses for the six months ended June 30, 2003, primarily resulted from one transaction involving North American Archery, LLC ($2.1 million), and two transactions involving commercial mortgage loans ($2.0 million). For the six months ended June 30, 2003 and 2002, we reversed previously recorded unrealized depreciation totaling $4.9 million and $5.2 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any unrealized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology and how it affects the net change in unrealized appreciation or depreciation, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of Three Months Ended June 30, 2003 and 2002.”

      For the portfolio, net change in unrealized appreciation or depreciation for the six months ended June 30, 2003 and 2002, consisted of the following:

	2003(1)	2002(1)
($ in millions)
Net unrealized appreciation or depreciation	$(18.4)	$26.2
Reversal of previously recorded unrealized appreciation associated with realized gains	(50.8)	(7.3)
Reversal of previously recorded unrealized depreciation associated with realized losses	4.9	5.2

Net change in unrealized appreciation or depreciation	$(64.3)	$24.1

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result year-to-date comparisons may not be meaningful.

     Net change in unrealized appreciation or depreciation for the six months ended June 30, 2003 included those discussed under the caption “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of Three Months Ended June 30, 2003 and 2002.”

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per common share, which were 112.3 million and 102.9 million for the six months ended June 30, 2003 and 2002, respectively.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At June 30, 2003, we had $7.5 million in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. Our objective is to manage to a low cash balance and fund new originations with our revolving line of credit, and through the issuance of debt and equity securities.

Debt

      At June 30, 2003, we had outstanding debt as follows:

			Annual
	Facility	Amount	Interest
	Amount	Outstanding	Cost(1)
($ in millions)
Notes payable and debentures:
Unsecured long-term notes	$854.0	$854.0	7.2%
SBA debentures	101.8	94.5	8.1%
OPIC loan	5.7	5.7	6.6%

Total notes payable and debentures	961.5	954.2	7.3%
Revolving line of credit	462.5	25.5	11.7	%(2)

Total debt	$1,424.0	$979.7	7.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding.
(2)	The current interest rate payable on the revolving line of credit is 2.6%, which excludes the annual cost of commitment fees and other facility fees of $2.3 million.

      Unsecured Long-Term Notes. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five-or seven-year maturities, with maturity dates beginning in 2004. The notes require payment of interest only semi-annually, and all principal is due upon maturity. On May 14, 2003, we issued $153 million of five-year and $147 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.45% and 6.05%, respectively, and have substantially the same terms as our existing unsecured long-term notes. On May 30, 2003, $140 million of our existing unsecured long-term notes matured and we used the proceeds from the new long-term note issuance to repay this amount.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $113.4 million from the Small Business Administration. At June 30, 2003, we had a commitment from the Small Business Administration to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Revolving Line of Credit. We have a $462.5 million unsecured revolving line of credit that expires in April 2005, with the right to extend maturity for one additional year at our option under substantially similar terms. The revolving line of credit may be expanded through new or additional commitments up to $600 million at our option. As of June 30, 2003, $399.9 million remained unused and available, net of amounts committed for standby letters of credit of $37.1 million issued under the line of credit facility. Net repayments on the revolving line of credit for the six months ended June 30, 2003, were $178.8 million. The credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25%, (ii) the Bank of America, N.A. prime rate, or (iii) the Federal Funds rate plus 0.50% at our option. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of June 30, 2003, we were in compliance with these covenants.

      The following table shows our significant contractual obligations as of June 30, 2003.

		Payments Due By Year

							After
($ in millions)	Total	2003	2004	2005	2006	2007	2007

Notes payable and debentures:
Unsecured long-term notes	$854.0	$—	$214.0	$165.0	$175.0	$—	$300.0
Small Business Administration debentures	94.5	—	7.0	14.0	—	—	73.5
Overseas Private Investment Corporation loan	5.7	—	—	—	5.7	—	—
Revolving line of credit(1)	25.5	—	—	—	25.5	—	—
Operating Leases	19.7	1.3	2.7	2.7	2.6	2.5	7.9

Total contractual obligations	$999.4	$1.3	$223.7	$181.7	$208.8	$2.5	$381.4

(1)	The revolving line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at our option. We assume that we would exercise our option to extend the revolving line of credit resulting in an assumed maturity of April 2006. At June 30, 2003, $399.9 million remains unused and available, net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of June 30, 2003.

		Amount of Commitment Expiration Per Year

							After
($ in millions)	Total	2003	2004	2005	2006	2007	2007

Guarantees	$58.9	$0.4	$54.3	$0.4	$0.1	$0.1	$3.6
Standby letters of credit	37.1	—	—	4.5	32.6	—	—

Total commitments	$96.0	$0.4	$54.3	$4.9	$32.7	$0.1	$3.6

Equity Capital and Dividends

      Because we are a regulated investment company, we distribute our income and require external capital for growth. Because we are a business development company, we are limited in the amount of debt capital we may use to fund our growth, since we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings, or approximately a 1 to 1 debt to equity ratio. At June 30, 2003, our asset coverage for senior indebtedness was 286% and our debt to equity ratio was 0.59 to 1.00.

      To support our growth during the six months ended June 30, 2003 and 2002, we raised $145.1 million and $49.9 million, respectively, in new equity capital. In July 2003, we raised an additional $9.7 million in new equity capital. We issue equity from time to time when we have attractive investment opportunities. In addition, we raised $3.3 million and $3.1 million in new equity capital through the issuance of shares through our dividend reinvestment plan during the six months ended June 30, 2003 and 2002, respectively. During the six months ended June 30, 2003, total shareholder’s equity had increased 6.8% to $1.7 billion.

      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. For the first, second and third quarters of 2003, the Board of Directors declared a dividend of $0.57 per common share. The third quarter dividend is payable on September 26, 2003, with a record date of September 12, 2003. Dividends are paid based on our taxable income, which includes our taxable interest and fee income as well as taxable net realized capital gains. Our Board of Directors evaluates whether to retain or distribute capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains to support future growth.

      Liquidity and Capital Resources. We plan to maintain a strategy of financing our business and related debt maturities with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. The need for private investment capital has increased in 2003 and we have funded new investments totaling $526.4 million for the six months ended June 30, 2003, as compared to $506.4 million for the year ended December 31, 2002. Although there can be no assurance that we will secure new investments, we plan to raise new debt and equity capital as appropriate to fund investment growth.

      Dividends to shareholders for the six months ended June 30, 2003 and 2002, were $127.5 million and $109.5 million, respectively. Cash flow from operations before new investments has historically been sufficient to finance our operating expenses and pay dividends to shareholders.

      We maintain a matched-funding philosophy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing, which may or may not result in temporary differences in the matching of estimated maturities. We evaluate our interest rate exposure on an ongoing basis. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At June 30, 2003, our debt to equity ratio was 0.59 to 1.00 and our weighted average cost of funds was 7.4%. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $399.9 million on June 30, 2003. We believe that we have access to capital sufficient to fund our ongoing investment and operating activities.

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and CDOs. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the board of directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status classified as Grade 4 or 5 assets do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us if such companies are in need of additional working capital. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

        Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”). CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable market yields for similar CMBS bonds and CDO bonds and preferred shares. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	June 30,	December 31,
	2003	2002

(in thousands, except share and per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2003-$694,891; 2002-$628,535)	$803,794	$710,587
Companies 5% to 25% owned (cost: 2003-$202,942; 2002-$219,124)	222,143	255,677
Companies less than 5% owned (cost: 2003-$946,750; 2002-$863,243)	813,307	776,951

Total private finance	1,839,244	1,743,215
Commercial real estate finance (cost: 2003-$702,887; 2002-$718,312)	706,896	744,952

Total portfolio at value	2,546,140	2,488,167

Other assets	118,698	100,221
Deposits of proceeds from sales of borrowed Treasury securities	157,262	194,745
Cash and cash equivalents	7,484	11,186

Total assets	$2,829,584	$2,794,319

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$954,200	$794,200
Revolving line of credit	25,500	204,250
Obligations to replenish borrowed Treasury securities	156,986	197,027
Accounts payable and other liabilities	34,755	45,771

Total liabilities	1,171,441	1,241,248

Commitments and contingencies

Preferred stock	7,000	7,000

Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 116,034,030 and 108,698,409 shares issued and outstanding at June 30, 2003, and December 31, 2002, respectively	12	11
Additional paid-in capital	1,698,307	1,547,183
Notes receivable from sale of common stock	(22,985)	(24,704)
Net unrealized appreciation (depreciation) on portfolio	(24,923)	39,411
Undistributed (distributions in excess of) earnings	732	(15,830)

Total shareholders’ equity	1,651,143	1,546,071

Total liabilities and shareholders’ equity	$2,829,584	$2,794,319

Net asset value per common share	$14.23	$14.22

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2003	2002	2003	2002
(in thousands, except per share amounts)

	(unaudited)		(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$12,728	$9,374	$27,931	$18,847
Companies 5% to 25% owned	6,480	7,581	12,973	15,021
Companies less than 5% owned	47,929	45,737	91,754	93,797

Total interest and dividends	67,137	62,692	132,658	127,665

Premiums from loan dispositions
Companies more than 25% owned	—	—	108	—
Companies 5% to 25% owned	140	—	625	—
Companies less than 5% owned	1,497	46	2,025	1,659

Total premiums from loan dispositions	1,637	46	2,758	1,659

Fees and other income
Companies more than 25% owned	4,304	6,954	10,013	13,929
Companies 5% to 25% owned	177	415	230	415
Companies less than 5% owned	3,959	3,086	4,685	11,916

Total fees and other income	8,440	10,455	14,928	26,260

Total interest and related portfolio income	77,214	73,193	150,344	155,584

Expenses:
Interest	19,358	17,515	37,280	34,984
Employee	9,258	8,274	17,379	16,309
Administrative	5,081	4,843	9,498	7,861

Total operating expenses	33,697	30,632	64,157	59,154

Net investment income before income taxes	43,517	42,561	86,187	96,430
Income tax benefit	(1,081)	—	(1,081)	—

Net investment income	44,598	42,561	87,268	96,430

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	1,314	(630)	1,314	(630)
Companies 5% to 25% owned	—	—	16,688	718
Companies less than 5% owned	7,226	(125)	38,877	8,762

Total net realized gains (losses)	8,540	(755)	56,879	8,850
Net change in unrealized appreciation or depreciation	6,802	31,648	(64,334)	24,135

Total net gains (losses)	15,342	30,893	(7,455)	32,985

Net increase in net assets resulting from operations	$59,940	$73,454	$79,813	$129,415

Basic earnings per common share	$0.53	$0.72	$0.71	$1.28

Diluted earnings per common share	$0.52	$0.71	$0.71	$1.26

Weighted average common shares outstanding — basic	113,539	101,660	111,510	100,822

Weighted average common shares outstanding — diluted	114,552	103,440	112,291	102,900

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended June 30,

	2003	2002
(in thousands, except per share amounts)

	(unaudited)
Operations:
Net investment income	$87,268	$96,430
Net realized gains	56,879	8,850
Net change in unrealized appreciation or depreciation	(64,334)	24,135

Net increase in net assets resulting from operations	79,813	129,415

Shareholder distributions:
Common stock dividends	(127,474)	(109,482)
Preferred stock dividends	(110)	(110)

Net decrease in net assets resulting from shareholder distributions	(127,584)	(109,592)

Capital share transactions:
Sale of common stock	145,126	49,920
Issuance of common stock upon the exercise of stock options	2,657	11,626
Issuance of common stock in lieu of cash distributions	3,327	3,123
Net decrease (increase) in notes receivable from sale of common stock	1,719	(2,162)
Other	14	—

Net increase in net assets resulting from capital share transactions	152,843	62,507

Total increase in net assets	105,072	82,330
Net assets at beginning of period	1,546,071	1,352,123

Net assets at end of period	$1,651,143	$1,434,453

Net asset value per common share	$14.23	$14.02

Common shares outstanding at end of period	116,034	102,296

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months
	Ended June 30,

	2003	2002
(in thousands)

	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$79,813	$129,415
Adjustments
Portfolio investments	(526,399)	(195,455)
Repayments of investment principal	150,277	67,017
Proceeds from investment sales	276,708	126,280
Change in accrued or reinvested interest and dividends	(20,405)	(19,463)
Amortization of loan discounts and fees	(7,233)	(6,478)
Changes in other assets and liabilities	(23,172)	(21,788)
Depreciation and amortization	826	657
Gain on cashless exercise of warrants	(3,876)	—
Realized losses	4,347	6,579
Net change in unrealized appreciation or depreciation	64,334	(24,135)

Net cash provided by (used in) operating activities	(4,780)	62,629

Cash flows from financing activities:
Sale of common stock	145,126	49,920
Sale of common stock upon the exercise of stock options	2,657	9,245
Collections of notes receivable from sale of common stock	1,719	220
Common dividends and distributions paid	(127,329)	(106,359)
Preferred stock dividends paid	(110)	(110)
Borrowings under notes payable and debentures	300,000	—
Repayments on notes payable and debentures	(140,000)	(6,856)
Net repayments on revolving line of credit	(178,750)	(5,000)
Other financing activities	(2,235)	(259)

Net cash provided by (used in) financing activities	1,078	(59,199)

Net increase (decrease) in cash and cash equivalents	(3,702)	3,430
Cash and cash equivalents at beginning of period	11,186	889

Cash and cash equivalents at end of period	$7,484	$4,319

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Loan	$4,265	$4,265
(Telecommunications)	Equity Interests	13,274	6,525
	Common Stock (940 shares)	27	—

Alaris Consulting, LLC	Loan	18,635	17,300
(Business Services)	Equity Interests	5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan	24,851	24,851
(Healthcare)	Debt Securities	17,311	11,388
	Common Stock (7,956,704 shares)	1,000	—
	Guaranty ($1,590)

Avborne, Inc.	Loan	2,770	2,770
(Business Services)	Preferred Stock (12,500 shares)	14,138	2,300
	Common Stock (27,500 shares)	—	—
	Standby Letter of Credit ($7,006)

Business Loan Express, LLC	Loans	20,000	20,000
(Financial Services)	Debt Securities	39,267	39,267
	Class A Equity Interests	45,044	45,044
	Class B Equity Interests	52,111	95,986
	Class C Equity Interests	108,241	156,461
	Guaranty ($53,591 — See Note 3)
	Standby Letters of Credit ($25,550 — See Note 3)

The Color Factory, Inc.	Loan	13,389	9,854
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	—
	Common Stock (980,000 shares)	6,535	—

Foresite Towers, LLC	Equity Interests	15,522	14,170
(Tower Leasing)

Gordian Group, Inc.	Loan	8,935	8,935
(Business Services)	Common Stock (1,000 shares)	2,385	3,500

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)	700	700
(Business Services)	Preferred Stock (1,451,380 shares)	4,900	2,601
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.(1)	Debt Securities	42,953	42,953
(Consumer Products)	Common Stock (6,890,937 shares)	50,645	138,863

HMT, Inc.	Debt Securities	9,129	9,129
(Business Services)	Preferred Stock (554,052 shares)	2,303	2,303
	Common Stock (300,000 shares)	3,000	3,000
	Warrants	1,155	1,155

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Housecall Medical Resources, Inc.	Loan	$15,062	$15,062
(Healthcare)	Preferred Stock (3,890,344 shares)	3,889	3,889
	Common Stock (864,000 shares)	86	3,687

Jakel, Inc.	Loan	500	500
(Industrial Products)	Debt Securities	7,500	7,500
	Preferred Stock (6,460 shares)	6,460	3,467
	Common Stock (158,061 shares)	9,347	—
	Standby Letter of Credit ($4,500)

Litterer Beteiligungs-GmbH(3)	Debt Securities	1,404	1,032
(Business Services)	Equity Interest	295	—

MVL Group, Inc.	Loan	18,765	18,570
(Business Services)	Debt Securities	16,525	15,132
	Common Stock (648,661 shares)	810	—

Powell Plant Farms, Inc.	Loan	18,697	18,697
(Consumer Products)	Debt Securities	19,224	9,709
	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Redox Brands, Inc.	Loan	3,031	3,031
(Consumer Products)	Debt Securities	10,039	10,039
	Preferred Stock (2,404,086 shares)	6,965	6,965
	Warrants	584	584
	Guaranty ($125)

Staffing Partners Holding	Debt Securities	6,304	6,304
Company, Inc.	Preferred Stock (414,600 shares)	4,968	4,074
(Business Services)	Common Stock (50,200 shares)	50	—
	Warrants	10	—

STS Operating, Inc.	Preferred Stock (5,769,424 shares)	6,525	6,525
(Industrial Products)	Common Stock (3,000,000 shares)	3,177	3,177

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	1,530

Total companies more than 25% owned		$694,891	$803,794

Companies 5% to 25% Owned

Allied Office Products, Inc.	Common Stock (31,333 shares)	$7,695	$50
(Business Services)

Aspen Pet Products, Inc.	Loans	17,145	17,145
(Consumer Products)	Preferred Stock (2,112 shares)	2,024	1,348
	Common Stock (1,400 shares)	140	—
	Warrants	—	—

Autania AG(1,3)	Common Stock (250,000 shares)	2,169	2,900
(Industrial Products)

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Blue Rhino Corporation(1)	Debt Securities	$5,094	$5,094
(Consumer Products)	Common Stock (1,070,179 shares)	5,076	12,842

Border Foods, Inc.	Debt Securities	9,421	9,421
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Common Stock (1,810 shares)	45	45
	Warrants	665	665

CBA-Mezzanine Capital Finance, LLC	Loan	8,337	8,337
(Financial Services)

CorrFlex Graphics, LLC	Debt Securities	12,318	12,318
(Business Services)	Warrants	—	19,332
	Options	—	1,669

The Debt Exchange Inc.	Preferred Stock (921,875 shares)	1,250	1,250
(Business Services)

EDM Consulting, LLC	Debt Securities	1,802	236
(Business Services)	Equity Interests	250	—

International Fiber Corporation	Debt Securities	22,715	22,715
(Industrial Products)	Common Stock (1,029,069 shares)	5,483	6,816
	Warrants	550	684

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,384	3,384
(Business Services)	Common Stock (123,929 shares)	142	—

Logic Bay Corporation	Common Stock (1,437,420 shares)	5,000	—
(Business Services)

Magna Card, Inc.	Debt Securities	154	154
(Consumer Products)	Preferred Stock (1,875 shares)	94	28
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	959	959
(Business Services)	Common Stock (156 shares)	42	—

MortgageRamp, Inc.	Common Stock (772,000 shares)	3,860	2,084
(Business Services)

Nobel Learning Communities,	Debt Securities	9,809	9,809
Inc.(1)	Preferred Stock (1,063,830 shares)	2,000	2,000
(Education)	Warrants	575	191

Packaging Advantage Corporation	Debt Securities	14,290	14,290
(Business Services)	Common Stock (232,168 shares)	2,386	2,386
	Warrants	963	963

Professional Paint, Inc.	Debt Securities	23,507	23,507
(Consumer Products)	Preferred Stock (15,000 shares)	20,803	20,803
	Common Stock (110,000 shares)	69	5,995

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Progressive International	Debt Securities	$3,973	$3,973
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	150
	Warrants	—	—

Sidarus Holdings, Inc.	Debt Securities	4,976	4,976
(Business Services)	Preferred Stock (98,000 shares)	980	980
	Common Stock (492,941 shares)	20	20
	Warrants	—	—

Total Foam, Inc.	Debt Securities	254	124
(Industrial Products)	Common Stock (164 shares)	10	—

Total companies 5% to 25% owned		$202,942	$222,143

Companies Less Than 5% Owned

ACE Products, Inc.	Loan	$17,164	$50
(Industrial Products)

Advantage Sales and Marketing,	Debt Securities	10,625	10,625
Inc.	Warrants	382	1,556
(Business Services)

Alderwoods Group, Inc.(1)	Common Stock (357,568 shares)	5,006	1,913
(Consumer Services)

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

ASW Holding Corporation	Warrants	25	—
(Industrial Products)

Aviation Technologies, Inc.	Loan	19,901	19,901
(Industrial Products)

Bakery Chef, Inc.	Loans	18,838	18,838
(Consumer Products)

Benchmark Medical, Inc.	Debt Securities	13,414	13,414
(Healthcare)	Warrants	18	18

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	3,247	3,095
(Private Equity Fund)

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	635
(Hospitality)

Clif Bar, Inc.	Loan	24,906	24,906
(Consumer Products)

Colibri Holding Corporation	Debt Securities	3,495	3,495
(Consumer Products)	Preferred Stock (237 shares)	300	300
	Common Stock (3,362 shares)	1,250	1,088
	Warrants	290	252

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Component Hardware Group, Inc.	Debt Securities	$11,544	$11,544
(Industrial Products)	Preferred Stock (18,000 shares)	2,312	2,312
	Common Stock (2,000 shares)	200	700

Cooper Natural Resources, Inc.	Loan	299	299
(Industrial Products)	Debt Securities	1,955	1,955
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	12,410	12,410
(Business Services)	Debt Securities	6,426	6,426

CTT Holdings	Loan	1,250	1,250
(Consumer Products)

Drilltec Patents & Technologies	Loan	10,918	—
Company, Inc.	Debt Securities	1,500	—
(Industrial Products)

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	3,125	735
(Private Equity Fund)

Elexis Beta GmbH(3)	Options	426	289
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	—
(Business Services)	Warrants	1,157	—

Executive Greetings, Inc.	Debt Securities	18,830	50
(Business Services)	Warrants	360	—

Fairchild Industrial Products	Debt Securities	5,954	5,426
Company	Warrants	280	—
(Industrial Products)

Frozen Specialties, Inc.	Debt Securities	10,050	10,050
(Consumer Products)	Warrants	435	435

Galaxy American	Debt Securities	49,704	12,712
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($37)

Garden Ridge Corporation	Debt Securities	27,271	25,000
(Retail)	Preferred Stock (1,130 shares)	1,130	—
	Common Stock (847,800 shares)	613	—

Gibson Guitar Corporation	Debt Securities	18,354	18,354
(Consumer Products)	Warrants	525	2,325

Ginsey Industries, Inc.	Loans	5,000	5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	2,250

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Global Communications, LLC	Loan	$2,348	$2,348
(Business Services)	Debt Securities	16,711	16,711
	Preferred Equity Interest	14,067	14,193
	Options	1,639	3,551

Grant Broadcasting Systems II	Warrants	87	3,000
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	3,520	2,591
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,845	27,845
(Consumer Products)	Common Stock (200,000 shares)	2,000	1,821
	Warrants	2,613	2,379

Haven Eldercare of New England, LLC	Loan	35,903	35,903
(Healthcare)

Headwaters Incorporated(1)	Loan	9,958	9,958
(Industrial Products)

Healthmarket, Inc.	Debt Securities	9,583	9,583
(Health Insurance)	Warrants	440	440

Hotelevision, Inc.	Common Stock (315,100 shares)	315	—
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (25,707 shares)	1,219	1,740
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,797	3,541
(Business Services)	Warrants	1,674	—

Insight Pharmaceuticals Corporation	Loan	9,952	9,952
(Consumer Products)

Intellirisk Management Corporation	Loan	23,757	23,757
(Business Services)

Interline Brands, Inc.	Preferred Stock (199,313 shares)	1,849	1,849
(Business Services)	Common Stock (15,615 shares)	139	—
	Warrants	1,181	—

JRI Industries, Inc.	Debt Securities	1,548	1,548
(Industrial Products)	Warrants	74	39

Julius Koch USA, Inc.	Warrants	259	4,750
(Industrial Products)

Kirker Enterprises, Inc.	Equity Interest	4	4
(Industrial Products)	Warrants	348	3,501

Kyrus Corporation	Debt Securities	6,431	6,431
(Business Services)	Warrants	348	450

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Love Funding Corporation	Preferred Stock (26,000 shares)	$359	$359
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	938
(Business Services)	Warrants	—	—

MedAssets, Inc.	Debt Securities	16,412	16,412
(Business Services)	Preferred Stock (229,806 shares)	2,049	2,049
	Warrants	136	136

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	4,725	2,674
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Mogas Energy, LLC	Debt Securities	18,226	18,226
(Natural Gas Pipelines)	Warrants	1,774	1,774

Norstan Apparel Shops, Inc.	Debt Securities	11,850	11,850
(Retail)	Common Stock (29,622 shares)	4,750	4,750
	Warrants	655	655

Northeast Broadcasting Group, L.P.	Debt Securities	235	235
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	870	694
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,262	11,262
(Business Services)	Warrants	900	900

Oahu Waste Services, Inc.	Debt Securities	8,178	8,178
(Business Services)	Stock Appreciation Rights	239	239

Onyx Television GmbH (3)	Preferred Units	201	—
(Broadcasting & Cable)

Opinion Research Corporation(1)	Debt Securities	14,401	14,401
(Business Services)	Warrants	996	996

Oriental Trading Company, Inc.	Preferred Equity Interest	1,751	1,751
(Consumer Products)	Common Equity Interest	—	3,500

Pico Products, Inc.	Loan	1,406	1,406
(Industrial Products)

Polaris Pool Systems, Inc.	Debt Securities	10,880	10,880
(Consumer Products)	Warrants	1,145	1,145

Prosperco Finanz Holding AG(3)	Convertible Debentures	7,738	5,000
(Financial Services)	Common Stock (1,528 shares)	1,059	—
	Warrants	—	—

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Resun Leasing, Inc.	Loan	$30,000	$30,000
(Business Services)

Scitor Corporation	Loan	22,511	22,511
(Business Services)

Simula, Inc.(1)	Loan	21,853	21,853
(Industrial Products)

SmartMail, LLC	Loan	3,731	3,731
(Business Services)	Debt Securities	4,400	4,400
	Equity Interests	1,070	1,070
	Warrants	3	3

Soff-Cut Holdings, Inc.	Debt Securities	9,599	9,599
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	—

Southwest PCS, LLC	Loan	500	500
(Telecommunications)

Spa Lending Corporation	Preferred Stock (28,672 shares)	424	306
(Recreation)

Startec Global Communications	Loan	25,715	25,715
Corporation(1)	Debt Securities	20,670	—
(Telecommunications)

SunStates Refrigerated Services,	Loans	4,566	1,424
Inc.	Debt Securities	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	6,646
(Retail)	Equity Interests	3,747	—
	Warrants	162	—

Tubbs Snowshoe Company, LLC	Debt Securities	4,036	4,036
(Consumer Products)	Equity Interests	500	500
	Warrants	54	20

United Pet Group, Inc.	Debt Securities	9,125	9,125
(Consumer Products)	Warrants	85	350

United Site Services, Inc.	Loan	14,925	14,925
(Business Services)

Updata Venture Partners II, L.P.(4)	Limited Partnership Interest	1,705	2,036
(Private Equity Fund)

U.S. Security Holdings, Inc.	Debt Securities	24,164	24,164
(Business Services)	Warrants	826	1,200

Venturehouse-Cibernet Investors, LLC	Equity Interest	34	34
(Business Services)

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

		June 30, 2003

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(2)	Cost	Value

Venturehouse Group, LLC(4)	Equity Interest	$1,000	$236
(Private Equity Fund)

Vertex Aerospace, LLC	Debt Securities	5,290	5,290
(Business Services)	Equity Interest	—	400

VICORP Restaurants, Inc.	Debt Securities	23,849	23,849
(Retail)	Warrants	33	33

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,246	518
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	4,439	4,439
(Consumer Products)	Warrants	1,429	5,352

Weston Solutions, Inc.	Loan	12,189	12,189
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities	16,691	16,691
(Retail)	Warrants	735	855

Wilton Industries, Inc.	Loan	9,600	9,600
(Consumer Products)

Woodstream Corporation	Debt Securities	16,329	16,329
(Consumer Products)	Common Stock (180 shares)	1,800	1,800
	Warrants	587	587

Total companies less than 5% owned		$946,750	$813,307

Total private finance (128 portfolio companies)		$1,844,583	$1,839,244

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			June 30, 2003

	Stated		(unaudited)
(in Thousands)	Interest	Face	Cost	Value

Commercial Real Estate Finance
Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$47,103	$25,867	$25,543
Morgan Stanley Capital I, Series 1999-RM1	6.4%	29,629	9,685	9,999
COMM 1999-1	5.7%	57,163	26,336	27,489
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	28,595	14,150	12,985
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	44,635	13,913	14,446
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	18,346	5,146	5,911
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	11,603	1,771	1,743
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	20,545	5,481	6,148
FUNB CMT, Series 1999-C4	6.5%	22,887	7,868	7,709
Heller Financial, HFCMC Series 2000 PH-1	6.6%	25,767	8,803	9,110
SBMS VII, Inc., Series 2000-NL1	7.2%	9,214	4,572	4,551
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	24,328	9,459	9,834
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	17,922	5,127	3,975
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	17,484	3,971	4,562
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	21,805	8,497	8,536
JP Morgan-CIBC-Deutsche 2001	5.8%	25,370	6,855	6,815
Lehman Brothers-UBS Warburg 2001-C2	6.4%	22,756	6,598	6,649
SBMS VII, Inc., Series 2001-C1	6.1%	23,049	5,648	4,988
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	21,228	6,355	5,985
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	21,456	5,209	5,343
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	24,493	5,855	5,575
SBMS VII, Inc., Series 2001-C2	6.2%	21,619	5,887	5,711
FUNB CMT, Series 2002-C1	6.0%	28,303	11,624	12,099
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	50,631	24,998	30,182
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	40,573	20,125	22,889
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	50,047	22,604	24,218
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	27,858	13,163	14,097
LB-UBS Commercial Mortgage Trust 2003-C1	4.6%	50,896	22,122	23,349
GS Mortgage Securities Corporation II Series 2003-C1	4.7%	39,543	19,148	19,570
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1	4.9%	15,946	12,315	12,738
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2	4.9%	69,680	37,674	39,150
GE Commercial Mortgage Corporation 2003-C1	5.1%	20,389	16,006	16,873
COMM 2003-LNB1	4.4%	36,803	14,668	14,865

Total commercial mortgage-backed securities		$987,666	$407,500	$423,637

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

	June 30, 2003

	(unaudited)
(in Thousands)	Cost	Value

Collateralized Debt Obligations
Crest 2001-1, Ltd.(3)	$23,126	$23,126
Crest 2002-1, Ltd.(3)	23,811	23,811
Crest 2002-IG, Ltd.(3)	4,731	4,731
Crest Clarendon Street 2002-1, Ltd.(3)	1,023	1,023
Crest 2003-1, Ltd.(3)	114,139	114,684

Total collateralized debt obligations	$166,830	$167,375

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	11	$10,655	$11,485
	7.00%–8.99%	17	37,178	34,541
	9.00%–10.99%	9	43,972	43,901
	11.00%–12.99%	13	18,211	11,301
	13.00%–14.99%	4	4,824	3,275
	15.00% and above	1	876	876

Total commercial mortgage loans		55	$115,716	$105,379

Real Estate Owned			12,841	10,505

Total commercial real estate finance			702,887	706,896

Total portfolio			$2,547,470	$2,546,140

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at and for the six months ended June 30, 2003 and 2002 is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management, and advisory services to the Company, its portfolio companies and other third parties.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation bonds and preferred shares (“CDOs”).

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2002 balances to conform with the 2003 financial statement presentation.

      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of June 30, 2003, and the results of operations for the three and six months ended June 30, 2003 and 2002, and changes in net assets and cash flows for the six months ended June 30, 2003 and 2002. The results of operations for the three and six months ended June 30, 2003, are not necessarily indicative of the operating results to be expected for the full year.

      The private finance portfolio, the interest and related portfolio income and net realized gains (losses) earned on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

Valuation Of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and CDOs. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the board of directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status classified as Grade 4 or 5 assets do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company if such companies are in need of additional working capital. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)

      CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable market yields for similar CMBS bonds and CDO bonds and preferred shares. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed. The Company recognizes unrealized appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Guarantees

      The Company accounts for guarantees under FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”). In accordance with the Interpretation, guarantees meeting the characteristics described in the Interpretation, and issued or modified after December 31, 2002, are recognized at fair value. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5 for disclosures related to the Company’s guarantees.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      At June 30, 2003 and 2002, the Company had a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

	For the Six
	Months Ended
	June 30,

	2003	2002
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$79,813	$129,415
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(8,078)	(3,632)

Pro forma net increase in net assets resulting from operations	71,735	125,783
Less preferred stock dividends	(110)	(110)

Pro forma income available to common shareholders	$71,625	$125,673

Basic earnings per common share:
As reported	$0.71	$1.28
Pro forma	$0.64	$1.25
Diluted earnings per common share:
As reported	$0.71	$1.26
Pro forma	$0.64	$1.22

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, with the following weighted average assumptions for options granted during the six months ended June 30, 2003 and 2002:

	For the Six
	Months Ended
	June 30,

	2003	2002

Risk-free interest rate	2.6%	4.5%
Expected life	5.0	5.0
Expected volatility	38.8%	39.7%
Dividend yield	8.9%	8.5%
Weighted average fair value per option	$3.31	$4.82

Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $2.5 billion as of June 30, 2003, and December 31, 2002. At June 30, 2003, and December 31, 2002, 89% and 88%, respectively, of our total assets represented investments whose fair values have been determined by the board of directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the board of directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

New Accounting Pronouncements

      In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity which provides guidance on how an entity classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The statement requires cumulative effect transition for financial instruments existing at adoption date. The Company does not expect the adoption of this statement to have a significant effect on the Company’s financial position or its results of operations.

Note 3. Portfolio

  Private Finance

      At June 30, 2003, and December 31, 2002, the private finance portfolio consisted of the following:

	2003				2002

	Cost	Value	Yield		Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,351,947	$1,192,452	14.4	% (1)	$1,272,401	$1,151,256	14.4	% (1)
Equity interests	492,636	646,792			438,501	591,959

Total	$1,844,583	$1,839,244			$1,710,902	$1,743,215

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. At June 30, 2003, the cost and value of loans and debt securities include the Class A equity interests in BLX and the yield includes dividends earned on these equity interests. The weighted average yield is computed as of the balance sheet date.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

     Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. Private finance investments are generally issued by privately owned companies and are generally illiquid and subject to restrictions on resale or transferability.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary. At June 30, 2003, and December 31, 2002, approximately 96% and 95%, respectively, of the Company’s loans and debt securities had fixed interest rates.

      Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate realized gain on sale.

      The Company may acquire more than 50% of the common stock of a portfolio company in a control buyout transaction. The Company’s most significant investments acquired through control buyout transactions both at June 30, 2003, and December 31, 2002, were Business Loan Express, LLC and The Hillman Companies, Inc.

      At June 30, 2003, and December 31, 2002, the Company had an investment at value totaling $356.8 million and $256.8 million, respectively, in Business Loan Express, LLC (“BLX”), a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. During the first quarter of 2003, the Company invested $50 million in BLX in the form of a $25 million short-term line of credit and $25 million of preferred equity in connection with BLX’s acquisition of $128 million in assets from Amresco Independence Funding, Inc. BLX also completed its corporate reorganization to a limited liability company during the first quarter by merging BLX, Inc. into BLX, LLC. Prior to this transaction, BLX converted $43 million of the Company’s subordinated debt to preferred stock in BLX, Inc., which was exchanged upon the merger for Class A equity interests of BLX, LLC. In addition, as part of the merger, the Company exchanged its existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively. At June 30, 2003, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a regulated investment company, the Company will be subject to the built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $42 million. At June 30, 2003, the Company has considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the corresponding reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest, and other fees) on BLX’s three-year unsecured $164.0 million revolving credit facility that matures in March 2004. The amount guaranteed by the Company at June 30, 2003, was $53.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at June 30, 2003. The Company has also provided three standby letters of credit in connection with three term securitization transactions completed by BLX totaling $25.6 million. In consideration for providing this guaranty and the three standby letters of credit, BLX paid the Company fees of $1.9 million and $1.6 million for the six months ended June 30, 2003 and 2002, respectively. BLX is headquartered in New York, NY.

      At June 30, 2003, and December 31, 2002, the Company had an investment in The Hillman Companies, Inc. (“Hillman”) totaling $181.8 million and $180.5 million at value, respectively. At June 30, 2003, the Company owned 96.8% of Hillman’s common stock. The Company’s common stock ownership is subject to dilution by management options. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products including key duplication technology that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      Total interest and portfolio related income earned from the Company’s investments in BLX and Hillman for the six months ended June 30, 2003 and 2002, was $27.5 million and $24.5 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At June 30, 2003, and December 31, 2002, loans and debt securities in workout status (classified as Grades 4 and 5 under the Company’s internal grading system) that were not accruing interest were as follows at value:

	2003	2002
(in thousands)
Companies more than 25% owned	$23,828	$9,709
Companies 5% to 25% owned	360	411
Companies less than 5% owned	33,801	65,931

Total	$57,989	$76,051

      In addition to Grade 4 and 5 assets that are in workout, the Company may not accrue interest on loans and debt securities to companies that are more than 50% owned by the Company if such companies are in need of additional working capital and, therefore, the Company may defer current debt service. Loans and debt securities to such companies totaled $72.2 million and $63.6 million at value at June 30, 2003, and December 31, 2002, respectively. In addition, loans to companies that are less than 50% owned by the Company and were not in workout but were not accruing interest totaled $1.0 million and $7.2 million at value at June 30, 2003, and December 31, 2002, respectively.

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2003, and December 31, 2002, were as follows:

	2003	2002

Industry
Consumer products	30%	34%
Business services	24	26
Financial services	20	16
Industrial products	8	9
Healthcare	6	5
Retail	5	4
Telecommunications	2	2
Education	1	1
Broadcasting & cable	1	1
Other	3	2

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

	2003	2002

Geographic Region
Mid-Atlantic	51%	45%
West	17	15
Southeast	14	16
Midwest	11	16
Northeast	6	7
International	1	1

Total	100%	100%

  Commercial Real Estate Finance

      At June 30, 2003, and December 31, 2002, the commercial real estate finance portfolio consisted of the following:

	2003			2002

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$407,500	$423,637	13.9%	$523,671	$555,519	14.2%
Collateralized debt obligation bonds and preferred shares	166,830	167,375	16.6%	52,818	52,818	17.2%
Loans	115,716	105,379	7.8%	66,546	63,707	7.5%
Residual interest	—	—		69,335	69,035	9.4%
Real estate owned	12,841	10,505		5,942	3,873

Total	$702,887	$706,896		$718,312	$744,952

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest- bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned.

     CMBS Bonds. At June 30, 2003, and December 31, 2002, CMBS bonds consisted of the following:

	2003	2002
($ in thousands)
Face	$987,666	$1,173,194
Original issue discount	(580,166)	(649,523)

Cost	$407,500	$523,671

Value	$423,637	$555,519

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche will bear this loss first. At June 30, 2003, the Company’s CMBS bonds were subordinate to 91% to 99% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal and interest, the Company invests in these CMBS bonds at a significant discount from the face amount of the bonds.

      The underlying rating classes of the CMBS bonds at value at June 30, 2003, and December 31, 2002, were as follows:

	2003		2002

		Percentage		Percentage
	Value	of Total	Value	of Total
($ in thousands)
BB+	$68,699	16.2%	$49,811	9.0%
BB	51,011	12.0	39,011	7.0
BB-	28,015	6.6	22,030	4.0
B+	35,915	8.5	121,038	21.8
B	31,476	7.4	141,998	25.6
B-	79,245	18.7	83,493	15.0
CCC+	12,778	3.0	—	—
CCC	18,398	4.4	8,634	1.5
Unrated	98,100	23.2	89,504	16.1

Total	$423,637	100.0%	$555,519	100.0%

      At June 30, 2003, and December 31, 2002, the underlying collateral for the Company’s CMBS bonds consisted of approximately 5,100 and 4,500 commercial mortgage loans and real estate properties owned with a total outstanding principal balance of $32.0 billion and $25.0 billion, respectively. At June 30, 2003, and December 31, 2002, 1.2% and 1.0%, respectively, of the mortgage loans in the underlying collateral pool for the Company’s CMBS bonds were over 30 days delinquent or were classified as real estate owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The property types and the geographic composition of the underlying mortgage loans and real estate properties owned in the underlying collateral pool calculated using the outstanding principal balance at June 30, 2003, and December 31, 2002, were as follows:

	2003	2002

Property Type
Retail	34%	32%
Housing	25	27
Office	23	21
Industrial Real Estate	6	7
Hospitality	5	6
Other	7	7

Total	100%	100%

Geographic Region
West	31%	31%
Mid-Atlantic	27	25
Midwest	22	22
Southeast	16	17
Northeast	4	5

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market (including vacancies, rental rates and tenant credit quality) and changes in market rental rates. The initial yield on each CMBS bond has been computed assuming an approximate 1% loss rate on its entire underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond ages, the amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

  Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). At June 30, 2003, the Company owned BBB rated bonds in one CDO totaling $24.3 million at value and preferred shares in five CDOs totaling $143.1 million at value secured by investment grade unsecured debt issued by various real estate investment trusts (“REITs”) and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1.2 billion and was issued by 39 REITs. The investment grade CMBS collateral consists of CMBS bonds with a face amount of $496.0 million issued in 41 separate CMBS transactions and the non-investment grade CMBS collateral consists of BB+, BB, BB–, B+, and B rated CMBS bonds with a face amount of $873.7 million issued in 42 separate CMBS transactions (“CMBS Collateral”). Included in the CMBS Collateral for the CDOs are $793.7 million of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company, which were issued in 27 separate CMBS transactions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The BBB rated bonds and the preferred shares owned by the Company are junior in priority for payment of principal and interest to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first and then the BBB rated bonds would bear any loss after the preferred shares. At June 30, 2003, the Company’s BBB bonds and preferred shares in the CDOs were subordinate to 61% to 98% of the more senior tranches of debt issued in various CDO transactions.

      As of June 30, 2003, the Company acted as the disposition consultant with respect to four of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. As of June 30, 2002, the Company acted as the disposition consultant with respect to two of the CDOs. For these services, the Company collects annual fees based on the outstanding collateral pool balance, and for the six months ended June 30, 2003 and 2002, these fees totaled $515 thousand and $160 thousand, respectively.

      Loans. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At June 30, 2003, approximately 92% and 8% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2002, approximately 84% and 16% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2003, and December 31, 2002, loans with a value of $19.9 million and $13.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      The property types and the geographic composition securing the commercial mortgage loan portfolio at value at June 30, 2003, and December 31, 2002, were as follows:

	2003	2002

Property Type
Hospitality	31%	23%
Office	29	20
Retail	22	21
Healthcare	8	15
Recreation	2	3
Other	8	18

Total	100%	100%

Geographic Region
Southeast	34%	40%
Midwest	24	12
West	19	20
Mid-Atlantic	17	17
Northeast	6	11

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

  Residual Interest. At June 30, 2003, and December 31, 2002, the residual interest consisted of the following:

	2003		2002

	Cost	Value	Cost	Value
(in thousands)
Residual interest	$—	$—	$68,853	$68,853
Residual interest spread	—	—	482	182

Total	$—	$—	$69,335	$69,035

      The residual interest primarily consisted of a retained interest from a 1998 asset securitization. At March 31, 2003, one class of bonds rated AAA was outstanding, totaling $6.0 million. During April 2003, the call provision was exercised and, accordingly, the bondholders were repaid in full and the remaining available cash, loans, and real estate owned of the trust were subsequently returned to the Company as payment on the residual interest.

      At December 31, 2002, the Company used a discounted cash flow methodology for determining the fair value of its retained residual interest and residual interest spread (“Residual”). In determining the cash flow of the Residual, the Company assumed a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $0.8 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions resulted in an expected weighted average life of the bonds of four months. The value of the resulting Residual cash flows at December 31, 2002, was then determined by applying a discount rate of 9% which, in the Company’s view, was commensurate with the market risk of comparable assets.

Note 4. Debt

      At June 30, 2003, and December 31, 2002, the Company had the following debt:

	2003				2002

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
(in thousands)
Notes payable and debentures:
Unsecured long-term notes payable	$854,000	$854,000	7.2%		$694,000	$694,000	7.7%
SBA debentures	101,800	94,500	8.1%		101,800	94,500	8.2%
OPIC loan	5,700	5,700	6.6%		5,700	5,700	6.6%

Total notes payable and debentures	961,500	954,200	7.3%		801,500	794,200	7.8%
Revolving line of credit	462,500	25,500	11.7	%(2)	527,500	204,250	3.7	%(2)

Total	$1,424,000	$979,700	7.4%		$1,329,000	$998,450	6.9%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding.
(2)	The current interest rate payable on the revolving line of credit was 2.6% and 2.7% at June 30, 2003, and December 31, 2002, respectively, which excludes the annual cost of commitment fees and other facility fees of $2.3 million and $2.0 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

  Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At June 30, 2003, the notes had remaining maturities of one year to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      On May 14, 2003, the Company issued $153 million of five-year and $147 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.45% and 6.05%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. On May 30, 2003, $140 million of the Company’s existing unsecured long-term notes matured and the Company used the proceeds from the new long-term note issuance to repay this amount.

      SBA Debentures. At June 30, 2003, and December 31, 2002, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 8.2%. At June 30, 2003, the debentures had remaining maturities of one to nine years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. At June 30, 2003, the Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Scheduled future maturities of notes payable and debentures at June 30, 2003, were as follows:

Amount Maturing
Year	(in thousands)

2003	$—
2004	221,000
2005	179,000
2006	180,700
2007	—
Thereafter	373,500

Total	$954,200

Revolving Line of Credit

      On April 18, 2003, the Company renewed its unsecured revolving line of credit. The committed amount under the renewed facility is $462.5 million and may be expanded through new or additional commitments up to $600 million at the Company’s option. The renewed line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option. The facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25%, (ii) the Bank of America, N.A. prime rate, or (iii) the Federal Funds rate plus 0.50% at the Company’s option. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. The interest rates were 2.6% and 2.7% at June 30, 2003, and December 31, 2002, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The annual cost of commitment fees and other facility fees is $2.3 million. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

      The average debt outstanding on the revolving line of credit was $78.0 million and $68.3 million for the six months ended June 30, 2003, and the year ended December 31, 2002, respectively. The maximum amount borrowed under this facility and the weighted average interest rate for the six months ended June 30, 2003, and the year ended December 31, 2002, were $208.8 million and $216.5 million, and 2.7% and 3.2%, respectively. As of June 30, 2003, the amount available under the revolving line of credit was $399.9 million, net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of June 30, 2003, the Company was in compliance with these covenants.

Note 5. Guarantees

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. As of June 30, 2003, and December 31, 2002, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $58.9 million and $54.6 million, respectively, and had extended standby letters of credit aggregating $37.1 million and $11.3 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of future payments was $96.0 million and $65.9 million at June 30, 2003, and December 31, 2002, respectively. At June 30, 2003, and December 31, 2002, no amounts had been recorded as a liability for the Company’s guarantees or standby letters of credit.

      As of June 30, 2003, the guarantees and standby letters of credit expire as follows:

	Total	2003	2004	2005	2006	2007	After 2007
(in thousands)
Guarantees	$58,904	$351	$54,302	$395	$142	$114	$3,600
Standby letters of credit	37,093	37	—	4,500	32,556	—	—

Total	$95,997	$388	$54,302	$4,895	$32,698	$114	$3,600

Note 6. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Shareholders’ Equity

      Sales of common stock for the six months ended June 30, 2003 and 2002, were as follows:

	For the Six Months
	Ended June 30,

	2003	2002
(in thousands)
Number of common shares	7,050	1,946
Gross proceeds	$152,632	$51,800
Less costs including underwriting fees	(7,506)	(1,880)

Net proceeds	$145,126	$49,920

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for the six months ended June 30, 2003 and 2002, was as follows:

	For the Six Months
	Ended June 30,

	2003	2002
(in thousands, except per share amounts)
Shares issued	154	128
Average price per share	$21.50	$24.34

Note 8. Earnings Per Common Share

      Earnings per common share for the three and six months ended June 30, 2003 and 2002, were as follows:

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2003	2002	2003	2002
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$59,940	$73,454	$79,813	$129,415
Less preferred stock dividends	(55)	(55)	(110)	(110)

Income available to common shareholders	$59,885	$73,399	$79,703	$129,305

Weighted average common shares outstanding — basic	113,539	101,660	111,510	100,822
Dilutive options outstanding to officers	1,013	1,780	781	2,078

Weighted average common shares outstanding — diluted	114,552	103,440	112,291	102,900

Basic earnings per common share	$0.53	$0.72	$0.71	$1.28

Diluted earnings per common share	$0.52	$0.71	$0.71	$1.26

Note 9. Dividends and Distributions

      The Company’s Board of Directors declared and the Company paid dividends of $0.57 per common share for each of the first and second quarters of 2003. The dividends totaled $64.5 million

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Dividends and Distributions, continued

and $127.5 million for the three and six months ended June 30, 2003, respectively. The Company paid dividends to common shareholders of $56.2 million and $109.5 million for the three and six months ended June 30, 2002, respectively.

      The Company’s Board of Directors also declared a dividend of $0.57 per common share for the third quarter of 2003.

Note 10. Supplemental Disclosure of Cash Flow Information

      For the six months ended June 30, 2003 and 2002, the Company paid $35.2 million and $34.1 million, respectively, for interest. For the six months ended June 30, 2003, the Company’s non-cash financing activities totaled $3.3 million related to dividend reinvestment. For the six months ended June 30, 2002, the Company’s non-cash financing activities totaled $5.5 million related to stock option exercises and dividend reinvestment.

      Non-cash operating activities for the six months ended June 30, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s Residual Interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $2.2 million, and receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.9 million. Non-cash operating activities for the six months ended June 30, 2002, included real estate owned received in connection with foreclosure on commercial mortgage loans of $2.5 million.

Note 11. Hedging Activities

      The Company invests in CMBS bonds, which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the BB+ through B rated CMBS bonds and CDO bonds. These transactions, referred to as short sales, involved the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of June 30, 2003, and December 31, 2002, consisted of the following:

(in thousands)
Description of Issue	2003	2002

10-year Treasury securities, due February 2012	$—	$52,053
10-year Treasury securities, due November 2012	45,064	107,327
10-year Treasury securities, due February 2013	85,800	—
10-year Treasury securities, due May 2013	8,671	—
5-year Treasury securities, due November 2007	9,959	37,647
5-year Treasury securities, due February 2008	7,492	—

Total	$156,986	$197,027

      As of June 30, 2003, and December 31, 2002, the total obligations to replenish borrowed Treasury securities had increased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $3.9 million and $7.1 million, respectively. The net proceeds related to the sales of the borrowed Treasury securities were $152.2 million and $189.3 million at June 30, 2003, and December 31, 2002,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Hedging Activities, continued

respectively. Under the terms of the transactions, the Company has provided additional cash collateral of $5.1 million and $5.4 million at June 30, 2003, and December 31, 2002, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities. The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with the financial institutions under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of June 30, 2003, the repurchase agreements were due on July 9, 2003, and had a weighted average interest rate of 0.6%. The weighted average interest rate on the repurchase agreements as of December 31, 2002, was 0.8%.

Note 12. Financial Highlights

	At and for the
	Six Months Ended		At and for the
	June 30,		Year Ended
			December 31,
	2003(3)	2002(3)	2002

Per Common Share Data
Net asset value, beginning of period	$14.22	$13.57	$13.57

Net investment income(1)	0.78	0.94	1.77
Net gains (losses)(1)	(0.07)	0.32	0.43

Net increase in net assets resulting from operations	0.71	1.26	2.20

Net decrease in net assets from shareholder distributions	(1.14)	(1.08)	(2.23)
Net increase in net assets from capital share transactions	0.44	0.27	0.68

Net asset value, end of period	$14.23	$14.02	$14.22

Market value, end of period	$23.10	$22.65	$21.83
Total return	12%	(9)%	(7)%

(1)	Based on diluted weighted average number of common shares outstanding for the period.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Financial Highlights, continued

	At and for the
	Six Months Ended		At and for the
	June 30,		Year Ended
			December 31,
	2003(3)	2002(3)	2002

Ratios and Supplemental Data
Ending net assets	$1,651,143	$1,434,453	$1,546,071
Common shares outstanding at end of period	116,034	102,296	108,698
Diluted weighted average common shares outstanding	112,291	102,900	103,574
Employee and administrative expenses/ average net assets	1.68%	1.74%	3.82%
Total expenses/average net assets	4.02%	4.26%	8.75%
Net investment income/average net assets	5.47%	6.94%	12.94%
Net increase in net assets resulting from operations(2)/average net assets	5.00%	9.32%	15.98%
Portfolio turnover rate	17.26%	8.33%	15.12%
Average debt outstanding	$927,009	$940,357	$938,148
Average debt per share	$8.26	$9.14	$9.06

(2)	Net changes in unrealized appreciation or depreciation and net realized gains and losses can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.
(3)	The results for the six months ended June 30, 2003 and 2002, are not necessarily indicative of the operating results to be expected for the full year.

Note 13. Litigation

      During April 2003, the U.S. District Court for the Southern District of New York dismissed a consolidated securities class action lawsuit alleging violations of the federal securities laws filed against the Company and certain of its officers. In its ruling, the court found that the plaintiffs had failed to allege sufficient facts to support their claim and, therefore, dismissed the lawsuit in its entirety.

      The Company is a party to certain other legal proceedings incidental to the normal course of its business, including enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

Independent Accountants’ Review Report

The Board of Directors and Shareholders

Allied Capital Corporation and Subsidiaries:

      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of June 30, 2003, and the related consolidated statements of operations for the three- and six-month periods ended June 30, 2003 and 2002, changes in net assets and cash flows and the financial highlights (included in Note 12) for the six-month periods ended June 30, 2003 and 2002. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

      We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

      We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2002, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights (included in Note 12), for the year then ended; and in our report dated February 11, 2003, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet as of December 31, 2002, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ KPMG LLP

Washington, D.C.

July 28, 2003

NOTICE REGARDING INDEPENDENT PUBLIC ACCOUNTANTS’ REVIEW REPORT

      With respect to the unaudited interim financial information as of June 30, 2003 and for the six-month periods ended June 30, 2003 and 2002, included herein, KPMG LLP has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act of 1933.

PROSPECTUS

18,000,000 Shares

Common Stock

We are an internally managed closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private companies in a variety of industries throughout the United States. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains other information about us.

We may offer, from time to time, up to 18,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of June 11, 2003, the last reported sale price on the New York Stock Exchange for the common stock was $23.94.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 9 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

June 11, 2003

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 18,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” in the Prospectus Summary section and “Risk Factors” before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated,“Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 49)

      We are a business development company that participates in the private equity market. We generally invest in illiquid securities through privately negotiated transactions. We provide long-term debt and equity investment capital to support the expansion of companies in a variety of industries. We generally invest in private middle market companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. We have been investing in businesses for over 40 years and have financed thousands of companies nationwide. Our investment and lending activity is generally focused in two areas:

•	private finance, and

•	commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities.

Our investment portfolio generally includes:

•	long-term unsecured loans with or without equity features known as mezzanine financing,

•	equity investments in companies, which may or may not constitute a controlling equity interest,

•	non-investment grade commercial mortgage-backed securities,

•	preferred shares in collateralized debt obligations, and

•	commercial mortgage loans.

      We identify loans and investments through our numerous relationships with:

•	mezzanine and private equity investors,

•	investment banks, and

•	other intermediaries, including professional services firms.

Our credit and investment approval process is centralized at our headquarters in Washington, DC.

      Our tax structure generally allows us to “pass-through” our income to our shareholders through dividends without the imposition of a corporate level of taxation, if certain requirements are met. See “Tax Status.”

      We are an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing primarily in private businesses in a variety of industries throughout the United States.

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies, which includes private or thinly traded public, U.S.-based entities. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW,

Washington, DC, 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

DETERMINATION OF

NET ASSET VALUE (Page 74)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our board of directors in the absence of readily available public market values.

      At December 31, 2002, approximately 89% of our total assets represented portfolio investments recorded at fair value. Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these portfolio investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “Net unrealized gains (losses).”

PLAN OF DISTRIBUTION (Page 105)

      We may offer, from time to time, up to 18,000,000 shares of our common stock, on terms to be determined at the time of the offering.

      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our shares of common stock may be offered directly to one or more purchasers,

through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS (Page 16)

      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which include investments in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 17)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our board of directors.

DIVIDEND REINVESTMENT PLAN (Page 100)

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our board of directors declares a dividend, then our new shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.

RISK FACTORS (Page 9)

      Investment in our shares of common stock involves certain risks relating to our business and our investment objective that you should consider before purchasing our shares of common stock.

      As a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Our business of making private equity investments may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow.

      We may not be able to pay dividends and the loss of pass-through tax treatment could have a material adverse effect on our total return, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, investing in non-investment grade commercial mortgage-backed securities, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 102)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

LEGAL PROCEEDINGS (Page 66)

      On April 21, 2003, the U.S. District Court for the Southern District of New York dismissed a consolidated class action lawsuit alleging violations of the federal securities laws filed against us and certain of our officers. In its ruling, the court found that the plaintiffs had failed to allege sufficient facts to support their claim and, therefore, dismissed the lawsuit in its entirety.

      We are a party to certain other lawsuits in the normal course of our business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	3.5%
Interest payments on borrowed funds(5)	4.6%

Total annual expenses(6)	8.1%

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities and preferred stock) at December 31, 2002.

(4)	“Operating expenses” represent our operating expenses for the year ending December 31, 2002 excluding interest on indebtedness.

(5)	The “Interest payments on borrowed funds” represents our interest expenses for the year ending December 31, 2002. We had outstanding borrowings of $998.5 million at December 31, 2002. See “Risk Factors.”

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 4.5% of consolidated total assets.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$81	$245	$410	$832

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See “Dividend Reinvestment Plan.”

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the year ended December 31, 2002 has been derived from our financial statements that were audited by KPMG LLP. Financial information for the years ended December 31, 2001, 2000, 1999 and 1998 has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 18 for more information.

	Year Ended December 31,

(in thousands,	2002	2001	2000	1999	1998
except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$264,042	$240,464	$182,307	$121,112	$80,281
Premiums from loan dispositions	2,776	2,504	16,138	14,284	5,949
Post-merger gain on securitization of commercial mortgage loans	—	—	—	—	14,812
Fees and other income	43,110	46,142	13,144	5,744	5,696

Total interest and related portfolio income	309,928	289,110	211,589	141,140	106,738

Expenses:
Interest	70,443	65,104	57,412	34,860	20,694
Employee	33,126	29,656	26,025	22,889	18,878
Administrative	21,504	15,299	15,435	12,350	11,921

Total operating expenses	125,073	110,059	98,872	70,099	51,493

Net investment income before income taxes and net realized and unrealized gains	184,855	179,051	112,717	71,041	55,245
Income tax expense (benefit)	930	(412)	—	—	787

Net investment income before net realized and unrealized gains	183,925	179,463	112,717	71,041	54,458

Net realized and unrealized gains:
Net realized gains	44,937	661	15,523	25,391	22,541
Net unrealized gains (losses)	(571)	20,603	14,861	2,138	1,079

Total net realized and unrealized gains	44,366	21,264	30,384	27,529	23,620

Net increase in net assets resulting from operations	$228,291	$200,727	$143,101	$98,570	$78,078

Per Share:
Diluted earnings per common share	$2.20	$2.16	$1.94	$1.64	$1.50
Dividends per common share(1)	$2.23	$2.01	$1.82	$1.60	$1.43
Weighted average common shares outstanding – diluted(2)	103,574	93,003	73,472	60,044	51,974

	At December 31,

(in thousands,	2002	2001	2000	1999	1998
except per share data)

Balance Sheet Data:
Portfolio at value	$2,488,167	$2,329,590	$1,788,001	$1,228,497	$807,119
Portfolio at cost	2,429,214	2,286,602	1,765,895	1,222,901	803,479
Total assets	2,794,319	2,460,713	1,853,817	1,290,038	856,079
Total debt outstanding(3)	998,450	1,020,806	786,648	592,850	334,350
Preferred stock issued to Small Business Administration(3)	7,000	7,000	7,000	7,000	7,000
Shareholders’ equity	1,546,071	1,352,123	1,029,692	667,513	491,358
Shareholders’ equity per common share (net asset value)	$14.22	$13.57	$12.11	$10.20	$8.79
Common shares outstanding at period end(2)	108,698	99,607	85,057	65,414	55,919

	Year Ended December 31,

	2002	2001	2000	1999	1998

Other Data:
Investments funded	$506,376	$680,329	$901,545	$751,871	$524,530
Repayments	143,167	74,461	111,031	139,561	138,081
Sales	213,474	129,980	280,244	198,368	81,013
Realized gains	95,562	10,107	28,604	31,536	25,757
Realized losses	(50,625)	(9,446)	(13,081)	(6,145)	(3,216)
Return on average assets	9.0%	9.4%	9.1%	9.2%	10.1%
Return on average equity	16.0%	17.0%	17.2%	17.5%	18.0%

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	Excludes 234,977, 516,779 and 810,456 common shares held in the deferred compensation trust at and for the years ended December 31, 2000, 1999, and 1998, respectively.

(3)	See “Senior Securities” on page 45 for more information regarding our level of indebtedness.

	2002				2001

(in thousands,	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$78,015	$76,329	$73,193	$82,391	$82,666	$72,634	$68,739	$65,071
Net investment income before net realized and unrealized gains	42,401	45,094	42,561	53,869	53,428	44,189	42,118	39,728
Net increase in net assets resulting from operations	53,356	45,520	73,454	55,961	42,890	59,703	46,106	52,028
Diluted earnings per common share	0.51	0.44	0.71	0.55	0.43	0.63	0.51	0.60
Dividends declared per common share	0.59	0.56	0.55	0.53	0.51	0.51	0.50	0.49
Net asset value per common share(1)	14.22	13.95	14.02	13.71	13.57	13.42	12.79	12.26

(1)	We determine net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in shares of our common stock. In addition to the risk factors described below, other factors that could cause actual results to differ materially include:

•	the ongoing global economic downturn;

•	risk associated with possible disruption in our operations due to terrorism; and

•	future regulatory actions and conditions in our operating areas.

      Investing in private companies involves a high degree of risk. Our portfolio consists of primarily long-term loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition and may be more vulnerable to customer preferences, market conditions, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are typically subject to restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of certain indebtedness by third parties.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At December 31, 2002, approximately 89% of our total assets represented portfolio investments recorded at fair value. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our board of directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities to be used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as “Net unrealized gains (losses).”

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event such as a sale, recapitalization or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments.

      Our borrowers may default on their payments, which may have an effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

      Our private finance investments may not produce current returns or capital gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options. As a result, private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if Business Loan Express fails to perform as expected. Business Loan Express, Inc. (BLX) is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected or if government funding for, or regulations related to, the Small Business Administration 7(a) Guaranteed Loan Program change. At December 31, 2002, the investment totaled $256.8 million at value, or 9.2% of total assets.

      In addition, as controlling shareholder of BLX, we have provided an unconditional guaranty to BLX’s senior credit facility lenders in an amount equal to 50% of BLX’s total obligations on its $124.0 million revolving credit facility. The amount we have guaranteed at December 31, 2002, was $51.6 million. This guaranty can only be called in the event of a default by BLX. We have also provided two standby letters of credit in connection with two term loan securitizations completed by BLX totaling $10.6 million.

      Investments in non-investment grade commercial mortgage-backed securities and collateralized debt obligations may be illiquid, may have a higher risk of default, and may not produce current returns. The commercial mortgage-backed securities and collateralized debt obligation preferred shares in which we invest are not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade commercial mortgage-backed securities and collateralized debt obligation preferred shares tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. Economic recessions or downturns may cause defaults or losses on collateral securing these securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2002, our asset coverage for senior indebtedness was 270%.

      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At December 31, 2002, we had $998.5 million of outstanding indebtedness, bearing a weighted average annual interest cost of 6.9%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.5%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment on our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,794.3 million in total assets, (ii) an average cost of funds of 6.9%, (iii) $998.5 million in debt outstanding and (iv) $1,546.1 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-40.7%	-22.6%	-13.6%	-4.6%	4.5%	13.5%	31.6%

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected the net income by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund incremental growth in our investments.

Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes net realized long-term capital gains, to our shareholders to maintain our regulated investment company status. As a result, such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. If we meet source of income, diversification, and distribution requirements, we will qualify for effective pass-through tax treatment. For a discussion of the income, diversification and distribution requirements, see “Certain Government Regulations — Regulated Investment Company Status.” We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our taxable income, we generally will be subject to a 4% excise tax.

      There is a risk that you may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. In addition, in accordance with accounting principles generally accepted in the United States of America and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest which represents contractual interest added to the loan balance that becomes due at the end of the loan term. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      We depend on key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

      Results may fluctuate and may not be indicative of future performance. Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of our common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

      Recently, the trading price of our common stock has been volatile. Due to the continued potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any accompanying supplement to this prospectus.

USE OF PROCEEDS

      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include investment in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities, repayment of indebtedness, acquisitions and other general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On June 11, 2003, the last reported closing sale price of the common stock was $23.94 per share.

		Closing Sale		Premium	Premium
		Price(2)		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV	to NAV	Dividends

Year ended December 31, 2001
First Quarter	$12.26	$24.44	$20.13	199%	164%	$0.49
Second Quarter	12.79	25.40	19.57	199	153	0.50
Third Quarter	13.42	24.83	21.50	185	160	0.51
Fourth Quarter	13.57	26.00	21.57	192	159	0.51
Year ending December 31, 2002
First Quarter	$13.71	$28.93	$25.84	211%	188%	$0.53
Second Quarter	14.02	27.66	20.88	197	149	0.55
Third Quarter	13.95	24.49	18.90	176	135	0.56
Fourth Quarter	14.22	22.87	18.90	161	133	0.56
Extra Dividend						0.03
Year ended December 31, 2003
First Quarter	$14.05	$23.18	$19.44	165%	138%	$0.57
Second Quarter (through June 11, 2003)	*	25.16	19.85	*	*	0.57

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Prior to June 6, 2001, our common stock was traded on the Nasdaq National Market under the symbol “ALLC.” The closing sale prices listed are as reflected on the respective exchanges for the periods presented.

*	Net asset value has not yet been calculated for this period.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that we will maintain a premium to net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our board of directors. Our board of directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Capital and Dividends” and “Tax Status.” We cannot assure that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our board of directors declares a dividend, then our new shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our 2002 Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the Risk Factors section. Other factors that could cause actual results to differ materially include:

•	the ongoing global economic downturn;

•	risks associated with possible disruption in our operations due to terrorism; and

•	future regulatory actions and conditions in our operating areas.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio company, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results.

OVERVIEW

      We are a business development company that provides long-term debt and equity investment capital to support the expansion of companies in a variety of industries. Our lending and investment activity is generally focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      Our portfolio composition at December 31, 2002, 2001, and 2000, was as follows:

	2002	2001	2000

Private Finance	70%	68%	72%
Commercial Real Estate Finance	30%	32%	28%

      Our earnings depend primarily on the level of interest and dividend income, fee income, and net realized and unrealized gains or losses earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

PORTFOLIO AND INVESTMENT ACTIVITY

      Total portfolio investment activity and yields at and for the years ended December 31, 2002, 2001, and 2000, were as follows:

	2002	2001	2000
($ in millions)
Portfolio at value	$2,488.2	$2,329.6	$1,788.0
Investments funded	$506.4	$680.3	$901.5
Change in accrued or reinvested interest and dividends	$44.7	$51.6	$32.2
Principal repayments	$143.2	$74.5	$111.0
Sales(1)	$213.5	$130.0	$280.2
Yield(2)	14.0%	14.3%	14.1%

(1)	Sales for the year ended December 31, 2000, include $128.5 million of small business loans sold.
(2)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio, investment activity, and yields at and for the years ended December 31, 2002, 2001, and 2000, were as follows:

	2002	2001	2000
($ in millions)
Portfolio at value:
Loans and debt securities	$1,151.2	$1,107.9	$966.3
Equity interests	592.0	487.2	316.2

Total portfolio	$1,743.2	$1,595.1	$1,282.5

Investments funded	$297.2	$287.7	$600.9
Change in accrued or reinvested interest and dividends	$42.6	$48.9	$31.8
Principal repayments	$129.3	$43.8	$75.7
Yield*	14.4%	14.8%	14.6%

*	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Investments funded for the years ended December 31, 2002, 2001, and 2000, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Year Ended December 31, 2002(1)
Companies more than 25% owned	$86.1	$18.7	$104.8
Companies 5% to 25% owned	22.3	0.4	22.7
Companies less than 5% owned	154.6	15.1	169.7

Total	$263.0	$34.2	$297.2

For the Year Ended December 31, 2001(1)
Companies more than 25% owned	$47.8	$78.3	$126.1
Companies 5% to 25% owned	13.5	4.5	18.0
Companies less than 5% owned	136.9	6.7	143.6

Total	$198.2	$89.5	$287.7

For the Year Ended December 31, 2000(1)
Companies more than 25% owned	$10.8	$111.5	$122.3
Companies 5% to 25% owned	121.8	42.7	164.5
Companies less than 5% owned	288.7	25.4	314.1

Total	$421.3	$179.6	$600.9

(1)	The private finance portfolio is presented in three categories — companies more than 25% owned, which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the Investment Company Act of 1940, or the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

     At December 31, 2002, we had outstanding funding commitments of $92.8 million to portfolio companies, including $25.7 million committed to private venture capital funds. At December 31, 2002, we also had total commitments to private finance portfolio companies in the form of standby letters of credit and guarantees of $65.9 million.

      We fund new investments using cash, through the issuance of our common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash and providing a subsequent investment.

      We may acquire more than 50% of the common stock of a company in a control buyout transaction. Control investments are generally structured such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. In some cases for companies that are more than 50%

owned, we may not accrue interest on loans and debt securities if such company is in need of additional capital. In such cases, we may defer current debt service. Our most significant investments acquired through control buyout transactions at December 31, 2002, were Business Loan Express, Inc. (BLX), acquired in 2000, and The Hillman Companies, Inc., acquired in 2001.

      Business Loan Express, Inc.     At December 31, 2002, our investment in BLX totaled $221.4 million at cost and $256.8 million at value, or 9.2% of our total assets, which includes unrealized appreciation of $35.4 million.

      BLX is the nation’s second largest non-bank government guaranteed lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a preferred lender as designated by the SBA in 68 markets across the United States, and originates, sells, and services small business loans. In addition to the 7(a) Guaranteed Loan Program, BLX originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program. BLX has offices across the United States and is headquartered in New York, New York.

      Summary financial data for BLX at and for the six months ended December 31, 2002, and their year ended June 30, 2002, was as follows:

	At and for the	At and for the
	Six Months Ended	Year Ended
	December 31, 2002(1)	June 30, 2002
($ in millions)
Operating Data
Total revenue	$51.1	$84.6
Profits before taxes(4)	$1.6	$3.6
Earnings before interest, taxes and management fees (EBITM)(4)	$24.5	$43.0
Balance Sheet Data
Total assets(2)	$290.8	$277.1
Total debt	$194.9	$183.0
Total shareholders’ equity	$60.4	$59.9
Cash Flow Data
Cash provided by operating activities	$8.0	$18.7
Cash used in investing activities	$(14.3)	$(37.1)
Cash provided by financing activities	$7.0	$3.0
Other Data
Total loan originations	$308.8	$565.1
Serviced loan portfolio	$1,619.5	$1,372.6
Number of loans	2,373	2,083
Loan delinquencies(3)	8.6%	9.4%
Serviced Loan Portfolio by Industry
Hotels	26%	27%
Gas stations/convenience stores	19	16
Restaurants	10	10
Manufacturing and industrial	10	10
Professional and retail services	9	10
Shrimp/fishing vessels	6	7
Recreation	5	5
Child care and health care services	4	4
Other	11	11

Total	100%	100%

(1)	The results of operations, changes in cash flows, and loan originations for the six months ended December 31, 2002, are not necessarily indicative of the operating results to be expected for the full year.
(2)	Included in total assets is $6 million of goodwill. There is no other goodwill on BLX’s balance sheet. We acquired 94.9% of BLC Financial Services, Inc. on December 31, 2000. “Push-down” accounting was not required with respect to this transaction; accordingly, goodwill was not recorded by BLX.
(3)	Represents the percentage of loans in the total serviced loan portfolio that are greater than 30 days delinquent, which includes loans in workout status. Loans greater than 30 days delinquent for the SBA 7(a) loan portfolio only, which are included in the total serviced loan portfolio, were 8.7% at December 31, 2002.
(4)	BLX incurred certain one-time expenses of approximately $1 million for the six months ended December 31, 2002, associated with the Amresco Independence Funding transaction and its reorganization to an LLC.

     BLX sells or securitizes substantially all of the loans it originates. BLX currently sells the guaranteed piece of SBA 7(a) guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1.0%

and 2.0% of the guaranteed loan amount. Alternatively, BLX may sell the guaranteed pieces of SBA 7(a) guaranteed loans at par and retain an annual servicing spread, at current prices of generally between 4.0% and 4.8%. BLX securitizes the unguaranteed pieces of the SBA 7(a) loans and conventional loans it originates. Typically, BLX retains up to 2.7% of the term loan securitization pools and receives a spread from the excess of loan interest received on the loans sold over the interest cost on the securities issued in the securitization generally between 4.7% and 4.9%. Over 90-day delinquencies in securitized pools were approximately 1% of loans securitized at December 31, 2002.

      As a result of BLX’s guaranteed loan sales and securitization transactions, BLX had assets at December 31, 2002, of approximately $124.3 million representing the residual interests in and servicing assets for loans sold or securitized, together referred to as Residual Interests. These Residual Interests represent the discounted present value of estimated future cash flow streams to be received from loans sold or securitized after making allowances for estimated prepayments, losses, and loan delinquencies.

      If scheduled loan payments on all loans were to be received as stated in the loan agreements, estimated future cash flows to BLX from loans sold or securitized would total approximately $499.7 million in the aggregate over the remaining term of these loans. Of the approximate $499.7 million, estimated cash flows for the 12 months ended December 31, 2003, 2004, 2005, and 2006, would be approximately $38.5 million, $37.2 million, $36.3 million, and $35.3 million, respectively, although there can be no assurance that scheduled loan payments will approximate actual cash received.

      The loans originated by BLX are generally secured by commercial real estate. Loans originated under the SBA 7(a) Guaranteed Loan Program also require the personal guarantee of the borrower and, in many cases, the loans are also secured by additional real estate collateral. Because the loans are secured by collateral, BLX’s annual loan losses for its serviced SBA 7(a) loans, computed using the unguaranteed balance of the SBA 7(a) loan portfolio, were less than 1% on average for the last five fiscal years.

      Because of the government guarantee attached to SBA 7(a) loans, BLX’s loss of principal exposure to loans greater than 90 days delinquent at December 31, 2002, was $38.4 million in the aggregate. At December 31, 2002, BLX has accrued loss reserves of $10.6 million, which when deducted from 90-day delinquencies would reduce their unreserved financial exposure to 90-day delinquencies to $27.8 million. BLX’s reserves represent 28% of over 90-day delinquent loans. BLX’s loans are underwritten to have substantial collateral coverage and also carry personal guarantees of the borrowers.

      BLX’s sources of cash flow from operations include net income, cash proceeds from loan sales net of cash used for loans originated, and changes in working capital. BLX’s cash used in investing activities includes the origination of residual interests from loans sold, net of collections of residual interests, and cash used to purchase fixed assets.

      BLX has a three-year $124 million revolving credit facility that matures in March 2004. As the controlling shareholder of BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, accrued interest, and other fees) of BLX under the revolving credit facility. The amount guaranteed by us at December 31, 2002, was $51.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at December 31, 2002.

We have also provided two standby letters of credit in connection with two term securitization transactions completed by BLX totaling $10.6 million.

      In January 2003, BLX announced the completion of a $128.0 million acquisition of performing loans and other assets from Amresco Independence Funding. BLX purchased $121.5 million of performing loans at par and other assets purchased totaled $6.5 million. The acquisition has increased BLX’s serviced portfolio to over $2 billion, and BLX now serves in excess of 2,800 small business borrowers. We provided $50 million of the capital to fund this acquisition. Our $50 million financing was in the form of a short-term revolving credit facility of $25 million to fund the temporary capital needs of construction loans purchased and loans pending sale, as well as $25 million of preferred equity to support the future growth potential of the company post acquisition.

      In February 2003, BLX completed a corporate reorganization to a limited liability company. As BLX LLC moves forward, its taxable earnings will flow directly to its members and we represent approximately 95% of the economic interests in the LLC. In connection with the reorganization, BLX has changed its fiscal year end to September 30.

      Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material impact on BLX or its operations. As of October 1, 2002, the SBA implemented a maximum loan size of $500,000 for loans originated through the SBA 7(a) Guaranteed Loan Program due to Federal budget constraints. In February 2003, legislation was enacted to return the SBA 7(a) Guaranteed Loan Program to a sufficient level of funding. This legislation has enabled the SBA to return the maximum loan size to previous levels.

      The Hillman Companies, Inc. At December 31, 2002, our investment in Hillman totaled $92.6 million at cost and $180.5 million at value, or 6.5% of total assets. During the fourth quarter of 2002, Hillman distributed $6.5 million of preferred stock in STS Operating, Inc. (STS) to us, which reduced our cost basis in Hillman’s common stock and added to our investment in STS.

      Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products, including key duplication technology, that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      For the year ended December 31, 2002, Hillman had total revenue of $286.8 million, earnings before interest, taxes, depreciation, amortization, and management fees, or EBITDAM, of $50.2 million, and profits before taxes of $10.0 million. Hillman had total assets of $368.9 million and total debt of $146.7 million at December 31, 2002.

Commercial Real Estate Finance

      The commercial real estate finance portfolio, investment activity, and yields at and for the years ended December 31, 2002, 2001, and 2000, were as follows:

($ in millions)	2002	2001	2000

Portfolio at value:
CMBS bonds	$555.5	$558.3	$311.3
CDO preferred shares	52.8	24.2	—
Commercial mortgage loans	63.7	79.6	106.4
Residual interest	69.0	69.9	81.7
Real estate owned	4.0	2.5	6.1

Total portfolio	$745.0	$734.5	$505.5

Investments funded	$209.2	$392.6	$149.0
Change in accrued or reinvested interest	$2.1	$2.7	$1.1
Principal repayments	$13.9	$30.7	$24.3
CMBS and commercial real estate loan sales	$213.5	$130.0	$151.7
Yield*	13.4%	13.5%	13.1%

*	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned.

     Our primary commercial real estate finance investment activity is the investment in non-investment grade commercial mortgage-backed securities, or CMBS. We believe that CMBS is an attractive asset class because of the yields that can be earned on securities that are secured by commercial mortgage loans and ultimately commercial real estate properties. Our CMBS investment activity level will be dependent upon our ability to invest in CMBS at attractive yields. We plan to continue our CMBS investment activity; however, in order to maintain a balanced portfolio, we expect that CMBS will not exceed 25% of our total assets.

      Our commercial real estate investment activity for the years ended December 31, 2002, 2001, and 2000, was as follows:

	Face		Amount
	Amount	Discount	Funded	Yield(1)(2)
($ in millions)
For the Year Ended December 31, 2002
CMBS bonds	$302.5	$(140.2)	$162.3	13.4%
CDO preferred shares	29.0	—	29.0	17.5%
Commercial mortgage loans	11.7	(1.7)	10.0	13.5%
Real estate owned	7.9	—	7.9

Total	$351.1	$(141.9)	$209.2	14.0%

For the Year Ended December 31, 2001
CMBS bonds	$661.4	$(295.6)	$365.8	14.0%
CDO preferred shares	24.6	—	24.6	16.9%
Commercial mortgage loans	2.2	—	2.2	10.0%

Total	$688.2	$(295.6)	$392.6	14.2%

	Face		Amount
	Amount	Discount	Funded	Yield(1)(2)
($ in millions)
For the Year Ended December 31, 2000
CMBS bonds	$244.6	$(120.3)	$124.3	14.7%
Commercial mortgage loans	25.5	(0.8)	24.7	10.9%

Total	$270.1	$(121.1)	$149.0	14.1%

(1)	The yield on new CMBS bond investments will vary from period to period depending on the concentration of lower yielding BB+, BB, and BB– CMBS bonds purchased in that period to the total amount invested.
(2)	Total yield calculation excludes new investments in real estate owned.

     CMBS Bonds. The non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At December 31, 2002, our CMBS bonds were subordinate to 91% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal and interest, we invest in these CMBS bonds at a discount from the face amount of the bonds. The discount increases with the decrease in the seniority of the CMBS bonds. For the years ended December 31, 2002, 2001, and 2000, the average discount for the CMBS bonds in which we invested was 46%, 45%, and 49%, respectively.

      The underlying pools of mortgage loans that are collateral for our new CMBS bond investments for the years ended December 31, 2002, 2001, and 2000, had respective underwritten loan to value and underwritten debt service coverage ratios as follows:

	2002		2001		2000

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$909.3	20%	$1,259.7	15%	$577.1	14%
60-65%	287.3	6	941.6	11	402.8	10
65-70%	587.9	13	1,140.6	14	648.1	16
70-75%	1,214.5	27	2,400.4	29	1,450.9	36
75-80%	1,477.5	33	2,466.4	30	958.9	23
Greater than 80%	47.8	1	119.6	1	36.6	1

Total	$4,524.3	100%	$8,328.3	100%	$4,074.4	100%

Weighted average loan to value	68.5%		69.7%		70.2%

	2002		2001		2000
Debt Service Coverage
Ratio(1) Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$366.9	8%	$484.8	6%	$197.0	5%
1.76-2.00	229.6	5	158.2	2	99.1	3
1.51-1.75	477.4	11	855.0	10	341.8	8
1.26-1.50	2,739.6	60	5,008.3	60	2,204.5	54
Less than 1.25	710.8	16	1,822.0	22	1,232.0	30

Total	$4,524.3	100%	$8,328.3	100%	$4,074.4	100%

Weighted average debt service coverage ratio	1.41		1.48		1.35

(1)	Defined as annual net cash flow before debt service divided by annual debt service payments.

      As a part of our strategy to maximize our return on equity capital, we sold CMBS bonds rated BB+ through B during the year ended December 31, 2002, with a cost basis of $205.9 million, and bonds rated BB+ through BB-during the years ended December 31, 2001 and 2000, with a cost basis of $124.5 million and $98.7 million, respectively. These bonds had a weighted average effective yield of 11.5%, 10.3%, and 11.5% and were sold for $225.6 million, $126.8 million, and $102.5 million, respectively, resulting in realized gains on the sales. The sales of these primarily lower yielding bonds increased our overall liquidity.

      The effective yield on our CMBS bond portfolio at December 31, 2002, 2001, and 2000, was 14.2%, 14.7%, and 15.4%, respectively. The yield on the CMBS bond portfolio at any point in time will vary depending on the concentration of lower yielding BB+, BB, and BB- CMBS bonds held in the portfolio. At December 31, 2002, 2001, and 2000, the unamortized discount related to the CMBS bond portfolio was $649.5 million, $611.9 million, and $364.9 million, respectively. At December 31, 2002, the CMBS bond portfolio had a fair value of $555.5 million, which included net unrealized appreciation on the CMBS bonds of $31.8 million.

      During January 2003, we sold BB+ through B CMBS bonds with a cost basis of $115.7 million for $128.8 million in cash proceeds. We recognized a gain on this sale of $12.2 million, net of a realized loss of $0.9 million from a hedge related to the CMBS bonds sold. After completion of this sale, the CMBS bond portfolio yield increased to approximately 15%. However, the yield on the CMBS bond portfolio will continue to fluctuate as we invest in more CMBS bond issuances that contain higher rated, lower yielding BB+, BB, and BB-bonds.

      At December 31, 2002, the underlying pools of mortgage loans that are collateral for our CMBS bonds consisted of approximately 4,500 commercial mortgage loans with a total outstanding principal balance of $25.0 billion. At December 31, 2002 and 2001, 1.0% and 0.5%, respectively, of the loans in the underlying collateral pool for our CMBS bonds were over 30 days delinquent or were classified as real estate owned.

      Collateralized Debt Obligation Preferred Shares. During the years ended December 31, 2002 and 2001, we invested in the preferred shares of three and one, respectively, collateralized debt obligations, or CDOs, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1,017.6 million and was issued by 42 REITs. The investment grade CMBS collateral consists of CMBS bonds with a face amount of $479.0 million issued in 39 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB, and BB– CMBS bonds with a face amount of $463.4 million issued in 39 separate CMBS transactions. Included in the CMBS collateral for the CDOs are $397.9 million of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by us, which were issued in 23 separate CMBS transactions. The preferred shares are junior in priority for payment of principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At December 31, 2002, our preferred shares in the CDOs were subordinate to approximately 96% of the more senior tranches of debt issued by the CDOs. Income received from our CDO investments provided an effective yield of 17.2% and 16.9% at December 31, 2002 and 2001, respectively.

      Commercial Mortgage Loans and Real Estate Owned. Since 1998, we have been liquidating much of our whole commercial mortgage loan portfolio so that we can redeploy the proceeds into higher yielding assets. For the years ended December 31, 2002, 2001, and 2000, we sold $7.5 million, $5.5 million, and $53.0 million, respectively, of commercial mortgage loans and real estate owned. At December 31, 2002, our whole commercial mortgage loan portfolio had been reduced to $63.7 million from $79.6 million at December 31, 2001.

      Residual Interests. The residual interest primarily consists of a retained interest from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At December 31, 2002, one class of bonds rated AAA was outstanding totaling $17.6 million. We have the right to call the bonds upon a minimum of ten days notice to the bondholders. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to us calling the bonds, the remaining loans in the trust will be returned to us as payment on the residual interest. At December 31, 2002, the value of the cash, loans and REO in the trust totaled $86.6 million.

Portfolio Asset Quality

      Portfolio by Grade. We employ a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of interest or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current interest is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At December 31, 2002 and 2001, our portfolio was graded as follows:

	2002		2001

		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$801.0	32.1%	$603.3	25.9%
2	1,400.8	56.3	1,553.8	66.7
3	166.0	6.7	79.5	3.4
4	23.6	1.0	44.5	1.9
5	96.8	3.9	48.5	2.1

	$2,488.2	100.0%	$2,329.6	100.0%

      Total Grades 4 and 5 assets as a percentage of the total portfolio at value at December 31, 2002 and 2001, were 4.9% and 4.0%, respectively. Included in Grades 4 and 5 assets at December 31, 2002 and 2001, were assets totaling $24.1 million and $6.6 million, respectively, that are secured by commercial real estate. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected amount of the loss when such exposure is identified.

      At December 31, 2002, we saw an increase in Grade 3 assets in this difficult economy. We have been working with a number of portfolio companies that are in the process of restructuring their operations or balance sheets due to changes in the economic environment or other changes in their business, and we have classified investments in these types of situations in Grade 3 because they are close monitoring situations. We may record some depreciation on a Grade 3 investment to reflect any decline in value while the company is in a close monitoring situation; however, we currently do not expect a loss of investment return or principal for these assets.

      Loans and Debt Securities on Non-Accrual Status. Loans and debt securities on non-accrual status for which we have doubt about interest collection and are in workout status are classified as Grade 4 or 5 assets. In addition, we may not accrue interest on loans and debt securities to companies that are more than 50% owned by us from time to time if such companies are in need of additional capital. In these situations we may choose to defer current debt service.

      For the total investment portfolio, workout loans and debt securities (which excludes equity securities that are included in the total Grade 4 and 5 assets above) not accruing interest that were classified in Grade 4 and 5 were $89.1 million at value at December 31, 2002, or 3.6% of the total portfolio. Included in this category at December 31, 2002, were loans of $13.0 million that were secured by commercial real estate. Workout loans and debt securities not accruing interest were $85.0 million at value at December 31, 2001, or 3.6% of the total portfolio, of which $8.9 million was related to portfolio companies in liquidation and $4.1 million represented loans secured by commercial real estate. As of December 31, 2002, $7.6 million representing receivables related to portfolio companies in liquidation were included in other assets. In addition to Grade 4 and 5 assets that are in workout, loans and debt securities to companies that are more than 50% owned by us that were not accruing interest totaled $63.6 million at value at December 31, 2002, and loans and debt securities to companies that are less than 50% owned by us that were not in workout but were not accruing interest totaled $7.2 million and $23.9 million at value at December 31, 2002 and 2001, respectively.

      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent were $103.1 million at value at December 31, 2002, or 4.1% of the total portfolio. Included in this category were loans valued at $26.0 million that were secured by commercial real estate. Loans and debt securities greater than 90 days delinquent were $39.1 million at value at December 31, 2001, or 1.7% of the total portfolio. Included in this category were loans valued at $14.1 million that were secured by commercial real estate.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent or on non-accrual status may vary from quarter to quarter. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans greater than 90 days delinquent or on non-accrual status is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or investment principal.

Hedging Activities

      Because we invest in BB+ through B rated CMBS bonds, which were purchased at prices based in part on comparable Treasury rates, we have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of these CMBS bonds. These transactions, referred to as short sales, involved receiving the proceeds from the sales of borrowed Treasury securities, with the obligations to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities and interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions, which are limited only by the increase in value of the borrowed Treasury securities; conversely, the value of the CMBS bonds would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions, which are limited only by the decline in value of the borrowed Treasury securities; conversely, the value of the CMBS bonds would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $197.0 million and $47.3 million at December 31, 2002 and 2001, respectively, which included unrealized depreciation on the obligations of $7.1 million and unrealized appreciation on the obligations of $1.2 million, respectively, due to changes in the yield on the borrowed Treasury securities. The net proceeds related to the sales of the borrowed Treasury securities were $189.3 million and $48.5 million at December 31, 2002 and 2001, respectively. Under the terms of the transactions, we have provided additional cash collateral of $5.4 million at December 31, 2002, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities on the weekly settlement date, which is included in deposits of proceeds from sales of borrowed Treasury securities in the accompanying financial statements.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2002, 2001, and 2000

      The following table summarizes our condensed operating results for the years ended December 31, 2002, 2001, and 2000.

				Percent				Percent
	2002	2001	Change	Change	2001	2000	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$264,042	$240,464	$23,578	10%	$240,464	$182,307	$58,157	32%
Premiums from loan dispositions	2,776	2,504	272	11%	2,504	16,138	(13,634)	(84)%
Fees and other income	43,110	46,142	(3,032)	(7)%	46,142	13,144	32,998	251%

Total interest and related portfolio income	309,928	289,110	20,818	7%	289,110	211,589	77,521	37%

Expenses
Interest	70,443	65,104	5,339	8%	65,104	57,412	7,692	13%
Employee(1)	33,126	29,656	3,470	12%	29,656	26,025	3,631	14%
Administrative(1)	21,504	15,299	6,205	41%	15,299	15,435	(136)	(1)%

Total operating expenses	125,073	110,059	15,014	14%	110,059	98,872	11,187	11%

Net investment income before income taxes and net realized and unrealized gains	184,855	179,051	5,804	3%	179,051	112,717	66,334	59%
Income tax expense (benefit)	930	(412)	1,342	(326)%	(412)	—	(412)	—

Net investment income before net realized and unrealized gains	183,925	179,463	4,462	2%	179,463	112,717	66,746	59%

Net Realized and Unrealized Gains
Net realized gains	44,937	661	44,276	*	661	15,523	(14,862)	*
Net unrealized gains (losses)	(571)	20,603	(21,174)	*	20,603	14,861	5,742	*

Total net realized and unrealized gains	44,366	21,264	23,102	*	21,264	30,384	(9,120)	*

Net income	$228,291	$200,727	$27,564	14%	$200,727	$143,101	$57,626	40%

Diluted earnings per common share	$2.20	$2.16	$0.04	2%	$2.16	$1.94	$0.22	11%

Weighted average common shares outstanding — diluted	103,574	93,003	10,571	11%	93,003	73,472	19,531	27%

*	Net realized and net unrealized gains and losses can fluctuate significantly from year to year. As a result, annual comparisons of net realized and net unrealized gains and losses may not be meaningful.

(1)	Employee and administrative expenses for the year ended December 31, 2002, include costs associated with the closing of our German office of $0.5 million and $2.5 million, respectively, for a total of $3.0 million, or $0.03 per common share.

     Net income results from total interest and related portfolio income earned, less total expenses incurred in our operations, plus or minus net realized and unrealized gains (losses).

      Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, premiums from loan dispositions, and fees and other income.

      The increase in interest and dividend income earned resulted primarily from the growth of our investment portfolio and the dividends earned on certain equity securities. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate earned on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. Our interest-bearing investments in the portfolio increased by 2.9% to $1,896.2 million at December 31, 2002, from $1,842.4 million at December 31, 2001, and increased by 25.2% during 2001 from $1,471.8 million at December 31, 2000. The weighted average yield on the interest-bearing investments in the portfolio at December 31, 2002, 2001, and 2000, was as follows:

      Included in premiums from loan dispositions are prepayment premiums of $2.8 million, $2.0 million, and $2.8 million for the years ended December 31, 2002, 2001, and 2000, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Because we seek to finance primarily seasoned, performing companies, such companies at times can secure lower cost financing as their balance sheets strengthen or as more favorable interest rates become available, or a company may enter into a transaction that triggers the early repayment of their debt to us. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Premiums from loan dispositions for the year ended December 31, 2000, included premiums from loan sales of $13.3 million primarily due to the loan sale activities of our small business lending operation prior to its merger with BLX at the end of 2000.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guaranty, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, information technology, web site development, marketing, human resources, personnel recruiting, board recruiting, corporate governance, and risk management.

      Fees and other income for the year ended December 31, 2002, included fees of $15.0 million related to structuring and diligence, fees of $4.4 million related to transaction services provided to portfolio companies, and fees of $23.2 million related to management services provided to portfolio companies, other advisory services, and guaranty fees. Fees and other income for the years ended December 31, 2001 and 2000, included structuring and diligence fees of $15.5 million and $6.0 million, respectively, and management services, other advisory services and guaranty fees of $13.1 million and $3.1 million, respectively. For the year ended December 31, 2001, fees and other income also included $16.6 million related to transaction services provided to portfolio companies. Fees and other income are generally related to specific transactions or services, and, therefore, may vary substantially from period to period. Points or loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      BLX and Hillman are our most significant portfolio investments and together represented 15.6% of our total assets at December 31, 2002. Total interest and related portfolio income earned from these investments for the years ended December 31, 2002, 2001, and 2000, were $49.5 million, $39.6 million, and $2.7 million, respectively. In July 2002, we sold WyoTech Acquisition Corporation, which was a significant portfolio investment during 2002, 2001, and 2000. Total interest and related portfolio income earned on this investment for the years ended December 31, 2002, 2001, and 2000 was $3.6 million, $5.5 million, and $2.4 million, respectively.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the years ended December 31, 2002, 2001, and 2000, are attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving credit facility. Our borrowing activity and weighted average interest cost, including fees and closing costs, at and for the years ended December 31, 2002, 2001, and 2000, were as follows:

($ in millions)	2002	2001	2000

Total Outstanding Debt	$998.5	$1,020.8	$786.6
Average Outstanding Debt	$938.1	$847.1	$707.4
Weighted Average Interest Cost	6.9%	7.0%	8.3%
BDC Asset Coverage*	270%	245%	245%

*	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

     Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 105, 97, and 97 at December 31, 2002, 2001, and 2000, respectively.

      Administrative expenses include the leases for our headquarters in Washington, DC, and our regional offices, travel costs, stock record expenses, directors’ fees, legal and accounting fees, insurance premiums, and various other expenses. The increase in administrative expenses as compared to the year ended December 31, 2001, includes approximately $1.6 million from legal, consulting, and other fees, including costs incurred to defend against class action lawsuits alleging violations of securities laws and to respond to market activity in our stock. Administrative expenses also increased by approximately $0.9 million due to increased costs for corporate liability insurance, $0.7 million due to travel costs, including corporate aircraft depreciation, and $0.7 million due to outsourced technology assistance.

      During the fourth quarter of 2002, we closed our office in Frankfurt, Germany, due to difficulty in finding attractive investment opportunities in Germany. In conjunction with this, we incurred employee and administrative costs of $0.5 million and $2.5 million, respectively, which reduced our net income for the year ended December 31, 2002, by a total of $3.0 million, or $0.03 per share.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the years ended December 31, 2002, 2001, and 2000, were as follows:

($ in millions)	2002	2001	2000

Realized Gains	$95.5	$10.1	$28.6
Realized Losses	(50.6)	(9.4)	(13.1)

Net Realized Gains	$44.9	$0.7	$15.5

      Realized gains and losses for the year ended December 31, 2002, resulted from various private finance and commercial real estate finance transactions. Realized gains for the year ended December 31, 2002, primarily resulted from transactions involving eight private finance portfolio companies, including WyoTech Acquisition Corporation ($60.8 million), Aurora Communications, LLC ($4.9 million), Oriental Trading Company, Inc. ($2.5 million), Kirkland’s, Inc. ($2.2 million), American Home Care Supply, LLC ($1.3 million), Autania AG ($0.8 million), FTI Consulting, Inc. ($0.7 million), and Cumulus Media, Inc. ($0.5 million). In addition, gains were also realized on CMBS bonds ($19.1 million, net of a realized loss of $0.5 million from a hedge related to the CMBS bonds sold), and one commercial real estate investment ($1.3 million). For the years ended December 31, 2002, 2001, and 2000, we reversed previously recorded unrealized appreciation totaling $78.8 million, $6.5 million, and $7.5 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      The most significant gain realized in 2002 was from the sale of WyoTech Acquisition Corporation. We acquired WyoTech in December of 1998 and owned 91% of the common equity of WyoTech. On July 1, 2002, WyoTech was sold for $84.4 million. At June 30, 2002, our investment had a cost basis of $16.4 million, which represented all of the debt ($12.6 million), preferred stock ($3.7 million) and 91% of the common equity capital ($0.1 million) of WyoTech. Our total proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of our common equity ownership, were $77.2 million. We recognized a realized gain of $60.8 million on the transaction. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions.

      Realized losses for the year ended December 31, 2002, primarily resulted from transactions involving eleven private finance portfolio companies, including Velocita, Inc. ($16.0 million), Schwinn Holdings Corporation ($7.9 million), Convenience Corporation of America ($5.8 million), Startec Global Communications Corporation ($4.5 million), The Loewen Group, Inc. ($2.7 million), Monitoring Solutions, Inc. ($1.7 million), Most Confiserie ($1.0 million), NetCare AG ($1.0 million), iSolve Incorporated ($0.9 million),

Sure-Tel, Inc. ($0.5 million), and Soff-Cut Holdings, Inc. ($0.5 million), and also from nine commercial real estate investments ($4.7 million). For the years ended December 31, 2002, 2001, and 2000, we reversed previously recorded unrealized depreciation totaling $49.0 million, $8.9 million, and $12.0 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any realized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Unrealized Gains and Losses. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized gains or losses being recognized. At December 31, 2002, approximately 89% of our total assets represented portfolio investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds. CMBS bonds are carried at fair value, which is based on a discounted cash flow model, which utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      For the portfolio, net unrealized gains (losses) for the years ended December 31, 2002, 2001, and 2000, were as follows:

	2002	2001	2000
($ in millions)
Unrealized gains:
Unrealized gains	$215.0	$88.0	$29.2
Reversal of previously recorded unrealized depreciation associated with realized losses	49.0	8.9	12.0

Total unrealized gains	$264.0	$96.9	$41.2

Unrealized losses:
Unrealized losses	$(185.8)	$(69.8)	$(18.8)
Reversal of previously recorded unrealized appreciation associated with realized gains	(78.8)	(6.5)	(7.5)

Total unrealized losses	$(264.6)	$(76.3)	$(26.3)

Net unrealized gains (losses)	$(0.6)	$20.6	$14.9

      Unrealized gains associated with changes in the value of investments in our portfolio of $215.0 million for the year ended December 31, 2002, resulted from the recording of new or additional unrealized appreciation of $214.6 million and the reversal of previously recorded unrealized depreciation of $0.4 million. Unrealized appreciation for the year resulted primarily from the increase in the value of our investments in The Hillman Companies, Inc. ($87.8 million), Business Loan Express, Inc. ($19.9 million), CMBS bonds ($29.6 million, net of an unrealized loss of $8.2 million from a hedge related to the CMBS bonds), WyoTech Acquisition Corporation ($16.6 million), Blue Rhino Corporation ($16.6 million), CorrFlex Graphics LLC ($13.8 million), Kirkland’s, Inc. ($5.8 million), CyberRep ($4.9 million), Morton Grove Pharmaceuticals, Inc. ($4.4 million), and Oriental Trading Company, Inc. ($4.3 million).

      The most significant components of unrealized gains resulted from our investments in Hillman, BLX, and CMBS bonds. The following is a simplified summary of the methodology that we used to determine the fair value of these investments.

      The Hillman Companies, Inc. Hillman achieved several milestones in 2002, including the completion of two acquisitions, the reduction of excess corporate overhead, and significant improvements to its operating structure. In performing our valuation analysis of Hillman at December 31, 2002, we quantified the impact of these milestones in order to determine normalized EBITDAM of approximately $58.5 million.

      We believe the current enterprise value for Hillman is approximately $409.5 million, or 7.0 times 2002 normalized EBITDAM of $58.5 million. The multiple was determined by obtaining a range of multiples representing the multiple of enterprise value to EBITDA for comparable public companies and the multiple of enterprise value to EBITDA for acquisition transactions involving companies in Hillman’s peer group. From this market comparable analysis, we selected a 7.0 times multiple for our valuation. Using an enterprise value of $409.5 million, the value of our equity investment in Hillman is approximately $138.4 million, or $87.8 million greater than our cost basis of $50.6 million.

      Business Loan Express, Inc. To determine the value of our investment in BLX at December 31, 2002, we performed four separate valuation analyses to determine its enterprise value: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. The range of enterprise values resulting from these analyses was between $366 million and $504 million. We used an enterprise value of $373 million to value our equity investment in BLX. This enterprise value is based on a pro forma equity value of 7.4 times trailing pro forma BLX net income adjusted for certain capital structure changes that would likely occur should the company be sold. Given an enterprise value of $373 million, the equity value for our common stock investment has a value of $140.0 million. The common equity value of $140.0 million at December 31, 2002, increased by $19.9 million over the equity value of $120.1 million at December 31, 2001, resulting in an unrealized gain of $19.9 million during 2002. Our investment at fair value of $256.8 million at December 31, 2002, represents a multiple of 1.7 times our share of BLX’s junior capital at December 31, 2002.

      CMBS Bonds. We recorded a net unrealized gain on our CMBS bond portfolio of $37.8 million for 2002. We determined the fair value of our CMBS bond portfolio using a discounted cash flow model based upon (i) the current performance of the underlying collateral loans, which utilizes prepayment and loss assumptions based upon historical and projected experience, economic factors and the characteristics of the underlying cash flow, and (ii) current market yields for comparable CMBS bonds, based on comparable Treasury rates and market spreads. In addition, we recorded an unrealized loss of $8.2 million from a hedge related to the CMBS bonds. For 2002, the net unrealized gain on the CMBS bond portfolio, net of the unrealized loss from the related hedge, was $29.6 million.

      Given that market yields fluctuate, it is possible that there may be future adjustments to the fair value of the CMBS bonds. As a result, we have not classified the appreciated CMBS bonds as Grade 1 assets at December 31, 2002, since they may not result in any future capital gain. Therefore, CMBS bonds remain in Grade 2.

      Unrealized losses associated with the changes in the value of investments in our portfolio totaled $185.8 million for the year ended December 31, 2002, and resulted from the recording of new or additional unrealized depreciation of $178.4 million and the reversal of previously recorded unrealized appreciation of $7.4 million.

      We experienced a significant level of new or additional unrealized depreciation in the portfolio during 2002, largely due to a struggling U.S. economy and continued deterioration in the technology, broadcasting and cable, and telecommunications sectors. Total unrealized losses on Grade 4 and Grade 5 investments related to the technology, broadcasting and cable, and telecommunications sectors were $64.2 million in 2002. In addition to investments in these industries, we also recorded $87.7 million in unrealized losses on other investments in workout status included in our Grade 4 and Grade 5 investments. We also recorded $21.4 million in unrealized losses related to Grade 3 investments where we do not currently expect any loss of principal or interest over time, but where we believe the enterprise value of a portfolio company has decreased such that our investment on a current sale basis has also decreased.

OTHER MATTERS

      Per Share Amounts. All per share amounts included in Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 103.6 million, 93.0 million, and 73.5 million for the years ended December 31, 2002, 2001, and 2000, respectively.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash and Cash Equivalents

      At December 31, 2002, we had $11.2 million in cash and cash equivalents. We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term repurchase agreements fully collateralized by such securities. Our objective is to manage to a low cash balance and fund new originations with our revolving line of credit.

Debt and Other Commitments

      We had outstanding debt at December 31, 2002, as follows:

			Annual		Annual Portfolio
	Facility	Amount	Interest		Return to Cover
	Amount	Outstanding	Cost(1)		Interest Payments(3)
($ in millions)
Notes payable and debentures:
Unsecured long-term notes	$694.0	$694.0	7.7%		1.9%
Small Business Administration debentures	101.8	94.5	8.2%		0.3%
Overseas Private Investment Corporation loan	5.7	5.7	6.6%		0.0%

Total notes payable and debentures	$801.5	$794.2	7.8%		2.2%

Revolving line of credit	527.5	204.3	3.7	%(2)	0.3%

Total debt	$1,329.0	$998.5	6.9%		2.5%

(1)	The annual interest cost on notes payable and debentures includes the cost of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings.
(2)	The current interest rate payable on the revolving line of credit was 2.7% at December 31, 2002, which excludes the annual cost of commitment fees and other facility fees of $2.0 million.
(3)	The annual portfolio return to cover interest payments is calculated as the December 31, 2002 annualized cost of debt per class of financing divided by total assets at December 31, 2002.

     Unsecured Long-Term Notes. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five-or seven-year maturities, with maturity dates beginning in 2003. The notes require payment of interest only semi-annually, and all principal is due upon maturity.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $113.4 million from the Small Business Administration. At December 31, 2002, the Small Business Administration has a commitment to lend up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Revolving Line of Credit. As of December 31, 2002, we have a $527.5 million unsecured revolving line of credit that expires in August 2003, with the right to extend the maturity for one additional year at our sole option under substantially similar terms. This facility was increased by $30.0 million during 2002 from $497.5 million at December 31, 2001, and may be further expanded up to $600 million. As of December 31, 2002, $318.0 million remains unused and available, net of amounts committed for standby letters of credit of $5.3 million issued under the credit facility. The credit facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25%, (ii) the Bank of America, N.A. prime rate, or (iii) the Federal Funds rate plus 0.50% at our option. The credit facility requires monthly payments of interest, and all principal is due upon maturity.

      We have various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of December 31, 2002, we were in compliance with these covenants.

      Auction Rate Reset Note. We repaid a $75.0 million Auction Rate Reset Note Series A in December 2002. We have entered into an agreement with the placement agent of this note to serve as the placement agent on a future offering of $75.0 million of debt, equity or other securities in one or more public or private transactions. If we do not conduct a capital raise, we will incur additional expenses of approximately $3.2 million.

      The following table shows our significant contractual obligations as of December 31, 2002.

		Payments Due By Year

							After
($ in millions)	Total	2003	2004	2005	2006	2007	2007

Notes payable and debentures:
Unsecured long-term notes	$694.0	$140.0	$214.0	$165.0	$175.0	$—	$—
Small Business Administration debentures	94.5	—	7.0	14.0	—	—	73.5
Overseas Private Investment Corporation loan	5.7	—	—	—	5.7	—	—
Revolving line of credit(1)	204.3	—	204.3	—	—	—	—
Operating Leases	21.0	2.6	2.7	2.7	2.6	2.5	7.9

Total contractual obligations	$1,019.5	$142.6	$428.0	$181.7	$183.3	$2.5	$81.4

(1)	The revolving line of credit expires in August 2003 and may be extended under substantially similar terms for one additional year at our sole option. We assume that we would exercise our option to extend the revolving line of credit resulting in an assumed maturity of August 2004. At December 31, 2002, $318.0 million remains unused and available, net of amounts committed for standby letters of credit of $5.3 million issued under the credit facility.

     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of December 31, 2002.

		Amount of Commitment Expiration Per Year

							After
($ in millions)	Total	2003	2004	2005	2006	2007	2007

Standby letters of credit	$11.3	$—	$5.3	$—	$—	$—	$6.0
Guarantees	54.6	1.7	52.4	0.3	0.1	0.1	—

Total commitments	$65.9	$1.7	$57.7	$0.3	$0.1	$0.1	$6.0

Equity Capital and Dividends

      Because we are a regulated investment company, we distribute our income and require external capital for growth. Because we are a business development company, we are limited in the amount of debt capital we may use to fund our growth, since we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings, or approximately a 1 to 1 debt to equity ratio.

      To support our growth during the year ended December 31, 2002, we raised $172.8 million in new equity capital, including $86.5 million raised through a non-transferable rights offering. During 2001, we raised $286.9 million in new equity capital through the sale of shares from our shelf registration statement. We issue equity from time to time when we have attractive investment opportunities. In addition, we raised $6.3 million in new equity capital through the issuance of shares through our dividend reinvestment plan during both of the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, total shareholders’ equity had increased $193.9 million to $1,546.1 million.

      Our board of directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. For the first, second, third, and fourth quarters of 2002, the board of directors declared a dividend of $0.53, $0.55, $0.56, and $0.56 per common share, respectively. An extra cash dividend of $0.03 per share was declared during 2002 and was paid to shareholders on January 9, 2003. For the first quarter of 2003, the board of directors has declared a dividend of $0.57 per common share. Dividends are paid based on our taxable income, which includes our taxable interest and fee income as well as taxable net realized capital gains. Our board of directors evaluates whether to retain or distribute capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains to support future growth.

      Liquidity and Capital Resources. We plan to maintain a strategy of financing our business and related debt maturities with cash from operations, through borrowings under short- or long-term credit facilities or other debt securities, through asset sales, or through the sale or issuance of new equity capital. We currently anticipate an increased level of new investment activity during 2003 given the level of prospective investments currently under review. Although there can be no assurance that we will secure these new investments, we plan to raise new debt and equity capital as appropriate to fund investment growth prospectively.

      Dividends paid to shareholders for the years ended December 31, 2002 and 2001 were $229.9 million and $186.2 million, respectively. Cash flow from operations before new investments has historically been sufficient to finance our operations.

      We maintain a matched-funding philosophy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our short-term credit facilities as a means to bridge to long-term financing, which may or may not result in temporary differences in the matching of estimated maturities. We evaluate our interest rate exposure on an ongoing basis. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At December 31, 2002, our debt to equity ratio was 0.65 to 1 and our weighted average cost of funds was 6.9%. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $318.0 million on December 31, 2002. We believe that we have access to capital sufficient to fund our ongoing investment and operating activities.

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the board of directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investments. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status classified as Grade 4 or Grade 5 assets do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us if such companies are in need of additional capital. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

        Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”). CMBS bonds are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate for determining fair value is based on the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Residual Interest. We value our residual interest from a previous securitization and recognize income using the same accounting policies used for the CMBS bonds. The residual interest is carried at fair value based on discounted estimated future cash flows. We recognize income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

      Net Realized and Unrealized Gains or Losses. Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

      Fee Income. Fee income includes fees for diligence, structuring, transaction services, management services, and investment advisory services rendered by us to portfolio companies and other third parties. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1993	$0	$0	$—	N/A
1994	0	0	—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
Small Business Administration Debentures(5)
1993	$49,800,000	$6,013	$—	N/A
1994	54,800,000	3,695	—	N/A
1995	61,300,000	2,868	—	N/A
1996	61,300,000	2,485	—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A

Overseas Private Investment Corporation Loan
1993	$0	$0	$—	N/A
1994	0	0	—	N/A
1995	0	0	—	N/A
1996	8,700,000	2,485	—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
1993	$0	$0	$—	N/A
1994	32,226,000	3,695	—	N/A
1995	20,414,000	2,868	—	N/A
1996	45,099,000	2,485	—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A

Auction Rate Reset Note
1993	$0	$0	$—	N/A
1994	0	0	—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1993	$0	$0	$—	N/A
1994	23,210,000	3,695	—	N/A
1995	0	0	—	N/A
1996	85,775,000	2,485	—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)
1993	$20,000,000	$6,013	$—	N/A
1994	20,000,000	3,695	—	N/A
1995	20,000,000	2,868	—	N/A
1996	20,000,000	2,485	—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A

Bonds Payable
1993	$0	$0	$—	N/A
1994	0	0	—	N/A
1995	98,625,000	2,868	—	N/A
1996	54,123,000	2,485	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)
1993	$1,000,000	$546	$100	N/A
1994	1,000,000	351	100	N/A
1995	1,000,000	277	100	N/A
1996	1,000,000	242	100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
Non-Redeemable Cumulative Preferred Stock(5)
1993	$6,000,000	$546	$100	N/A
1994	6,000,000	351	100	N/A
1995	6,000,000	277	100	N/A
1996	6,000,000	242	100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

BUSINESS

General

      As a business development company, we provide long-term debt and equity investment capital to support the expansion of companies in a variety of industries. We generally invest in illiquid securities through privately negotiated transactions. We generally invest in private middle market companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. We have been investing in businesses for over 40 years and have financed thousands of companies nationwide. Today, our investment and lending activity is generally focused in two areas:

•	Private finance and

•	Commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities.

      Our investment portfolio consists primarily of long-term unsecured loans with or without equity features, equity investments in companies, which may or may not constitute a controlling equity interest, non-investment grade commercial mortgage-backed securities, preferred shares in collateralized debt obligations, and commercial mortgage loans. At December 31, 2002, our investment portfolio totaled $2.5 billion at value. Our investment objective is to achieve current income and capital gains.

Corporate History and Offices

      Allied Capital Corporation was formed in 1958. On December 31, 1997, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation and Allied Capital Advisers, Inc. merged with and into Allied Capital Lending Corporation in a tax-free stock-for-stock exchange. Immediately following the merger, Allied Capital Lending Corporation changed its name to “Allied Capital Corporation.”

      We are a Maryland corporation and a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We are a registered investment adviser. We have a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation, which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries which are single-member limited liability companies established primarily to hold real estate properties. We have also established a subsidiary, A.C. Corporation (“AC Corp”) that provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to Allied Capital, our portfolio companies and other third parties.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York and Chicago.

Private Finance

      We participate in the private equity business by providing privately negotiated long-term debt and equity investment capital. Our private finance investment activity is generally focused on providing junior capital in the form of subordinated debt with or without equity features, such as warrants or options, often referred to as mezzanine financing. In certain situations, we may also take a controlling equity position in a company. Our private financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and bridge financings. We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable.

      At December 31, 2002, 66% of the private finance portfolio consisted of loans and debt securities and 34% consisted of equity securities.

      Our private finance portfolio includes investments in a wide variety of industries, including non-durable consumer products, business services, financial services, light industrial products, healthcare services, retail, telecommunications, education and broadcasting. The industry and geographic compositions of the private finance portfolio at value at December 31, 2002 and 2001, were as follows:

	2002	2001

Industry
Consumer products	34%	28%
Business services	26	22
Financial services	16	15
Industrial products	9	10
Healthcare	5	3
Retail	4	5
Telecommunications	2	4
Broadcasting & cable	1	4
Education	1	5
Other	2	4

Total	100%	100%

Geographic Region
Mid-Atlantic	45%	43%
Midwest	16	17
Southeast	16	14
West	15	19
Northeast	7	5
International	1	2

Total	100%	100%

      Market and Competition. Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

Capital Provider	Banks	Commercial Finance Companies	Private Placement/ High Yield	Private Mezzanine Funds	Allied Capital	Private Equity Funds

Primary Business Focus	Senior, short- term debt	Asset-based lending	Large credits (private > $50 mm) (public > $150 mm)	Unsecured long- term debt with warrants Preferred and common equity	Unsecured long- term debt with warrants Preferred and common equity	Equity

Typical Pricing Spectrum*	LIBOR+	[graphic of arrow stretching between “LIBOR+” and “25%+”]				25%+

*	Based on our market experience.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private placement and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings we do. We typically do not compete with banks, commercial finance companies, or the private placement/high yield market. Instead, we compete directly with the private mezzanine sector of the private capital market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. We believe that we have key structural and operational advantages when compared to private mezzanine funds.

      Many private mezzanine funds operate with a more expensive cost structure than ours because of carried interest fees paid to the management of the funds. In addition, our access to the public equity markets generally gives us a lower cost of capital than that of private mezzanine funds. Our lower cost of capital may give us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional mezzanine fund, which typically has a limited life.

      Over our 42-year history, we have developed and maintained relationships with intermediaries including investment banks, financial services companies, and private mezzanine and equity sponsors, through which we source investment opportunities. Through these relationships, especially those with equity sponsors, we have been able to strengthen our position as a long-term investor. For the transactions in which we have provided debt capital, an equity sponsor provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also assist us in confirming our own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company’s management team throughout our investment period.

      Investment Criteria. When assessing a prospective investment, we look for companies with certain target characteristics, which may or may not be present in the companies in which we invest. Our target characteristics generally include the following:

•	Management teams with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Revenues of $50 million to $500 million

•	Stable operating margins

•	EBITDA (or Earnings Before Interest, Taxes, Depreciation and Amortization) of at least $5 million

•	Solid cash flow margins

•	Sound balance sheets

      We generally target and do not target the following industries, though we will consider investments in any industry if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

Industries Targeted	Industries Not Targeted
Less Cyclical/Cash Flow Intensive/	Cyclical/Capital Intensive/
High Return on Capital	Low Return on Capital

Consumer products Business services Financial services Light industrial products Broadcasting	Heavy equipment Natural resources Commodity retail Low value-add distribution Agriculture Transportation

      Investment Structure. Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Generally, our private finance portfolio companies seek a component of senior capital above us and an equity piece below us.

      Our private finance mezzanine investments are generally structured as unsecured, subordinated loans that carry a relatively high contractual fixed interest rate generally in excess of 12%, to provide interest income. At December 31, 2002, approximately 95% of the loans and debt securities in the private finance portfolio have fixed rates of interest. The loans have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years, although debt maturities and principal amortization schedules vary. Such payments are generally made to us quarterly.

      Our mezzanine debt instruments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several months and is designed to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation rights. Our private finance mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We seek to achieve additional investment return from the appreciation and sale of our warrants. We generally target a total return of 16% to 25% for our private finance mezzanine investments. The typical private finance structure focuses, first, on the protection of our investment principal and then on investment return.

      We exit our private finance investments generally when a liquidity event takes place, such as the sale, recapitalization, or initial public offering of such portfolio company. Generally, our warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allow us to sell the securities if the portfolio company completes a public offering. Most of the gains we realize from our warrant portfolio arise as a result of the sale of the portfolio company to another business or through a recapitalization. Historically, we have not been dependent on the public equity markets for the sale of our warrant positions.

      We may also acquire preferred or common equity in a company as a part of our private finance investing activities, particularly when we see a unique opportunity to profit from the growth of a company. Preferred equity investments may be structured with a dividend yield, which would provide us with a current return. With respect to preferred or common equity investments, we generally target an investment return of 25% to 40%.

      In addition to our private finance mezzanine investment activities, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock. The types of companies that we would acquire through a control buyout transaction are generally the same types of companies that we would invest in through our other private finance investing activities. In particular, we may see opportunities to acquire illiquid public companies and take them private. We intend to be selective about the companies in which we acquire a controlling interest to ensure that we maintain a diversified portfolio.

      We generally structure our control investments such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common stock, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company. For these types of investments, we generally target an overall investment return of 25% to 40%.

      At December 31, 2002, our most significant investments acquired through control buyout transactions were Business Loan Express, Inc. (BLX) and The Hillman Companies, Inc.

      At December 31, 2002, we had an investment at value totaling $256.8 million in BLX, a small business lender that participates in the U.S. Small Business Administration 7(a) Guaranteed Loan Program. At December 31, 2002, we owned 94.9% of BLX’s common stock. Our common stock ownership is subject to dilution by management options. As the controlling shareholder of BLX, we have provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) on BLX’s three-year unsecured $124.0 million revolving credit facility that matures in March 2004. The amount guaranteed by us at December 31, 2002 was $51.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2002. We have also provided two standby letters of credit in connection with two term securitization transactions completed by BLX totaling $10.6 million.

      BLX is the nation’s second largest non-bank government guaranteed lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a preferred lender as designated by the SBA in 68 markets across the United States, and originates, sells, and services small business loans. In addition to the 7(a) Guaranteed Loan Program, BLX originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program. In February 2003, BLX completed a corporate reorganization to a limited liability company. BLX has offices across the United States and is headquartered in New York, New York.

      At December 31, 2002, we had an investment in The Hillman Companies, Inc. totaling $180.5 million at value. At December 31, 2002, we owned 96.8% of Hillman’s common stock. Our common stock ownership is subject to dilution by management options. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and mass merchants. Hillman has certain patent-protected products, including key duplication technology, that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      We fund new investments using cash, through the issuance of our common equity, the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and providing a subsequent investment. When we acquire a controlling interest in a company, we may have the opportunity to acquire the company’s equity with our common stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public markets in an underwritten offering, including the added benefit of the elimination of any underwriter commissions.

      As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our private finance investments, we will often generate additional fee income for the structuring, diligence, transaction and management services and guarantees we provide to our portfolio companies.

Commercial Real Estate Finance

      Our primary commercial real estate investment activity is the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS. As an investor, we believe that CMBS bonds have attractive risk/return characteristics. The CMBS bonds in which we invest are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade CMBS bonds in which we invest are secured by an underlying collateral pool of commercial mortgage loans, which are, in turn, secured by commercial real estate. The underlying collateral for our CMBS bonds consists of senior mortgage loans on commercial real estate properties where the loans, on average, were underwritten to achieve a loan to value ratio of approximately 70%. We generally invest in CMBS bonds on the initial issuance of the CMBS bond offering, and are able to underwrite and negotiate to acquire the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. We find the yields for CMBS bonds attractive given their collateral protection.

      We believe this risk/return dynamic exists in the market because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Our capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when we purchase CMBS bonds in an initial issuance, we re-underwrite the mortgage loans in the underlying collateral pool, and we meet with issuers to discuss the nature and type of loans we will accept into the pool. We have significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals we employ and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

      As a non-investment grade CMBS investor, we recognize that non-investment grade bonds have a higher degree of risk than do investment-grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. We invest in non-investment grade CMBS bonds represented by the “BB+” to non-rated tranches of a CMBS issuance. The non-investment grade CMBS bonds in which we invest are junior in priority for payment of principal and interest to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages resulting in reduced cash flows, our most subordinate tranch will bear this loss first. At December 31, 2002, our CMBS bonds were subordinate to 91% to 97% of the tranches of bonds issued in various CMBS transactions.

      To mitigate the risks associated with a CMBS investment discussed above, we perform extensive due diligence prior to each investment in CMBS. The underwriting procedures and criteria used to underwrite each of the commercial mortgage loans in each collateral pool are described in detail below. We will only invest in CMBS when we believe, as a result of our underwriting procedures, that the underlying mortgage pool adequately secures our position. At December 31, 2002, the underlying pools of mortgage loans that are collateral for our CMBS bonds consisted of approximately 4,500 commercial mortgage loans with a total outstanding principal balance of $25.0 billion. These mortgage loans are secured by properties located in diverse geographic locations across the United States, and include a variety of property types such as retail, multi-family housing, office, industrial real estate, and hospitality.

      The property types and the geographic composition of the underlying mortgage loans securing the CMBS bonds, calculated using the outstanding principal balance, at December 31, 2002 and 2001, were as follows:

	2002	2001

Property Type
Retail	32%	31%
Housing	27	27
Office	21	22
Industrial Real Estate	7	6
Hospitality	6	7
Other	7	7

Total	100%	100%

Geographic Region
West	31%	32%
Mid-Atlantic	25	24
Midwest	22	21
Southeast	17	17
Northeast	5	6

Total	100%	100%

      In addition to our CMBS bond investments, we have invested in the preferred shares of four collateralized debt obligations, or CDOs, secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, and CMBS bonds. The preferred shares are junior in priority for payment of principal and interest to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At December 31, 2002, our preferred shares in the CDOs were subordinate to approximately 96% of the more senior tranches of debt issued by the CDOs. The yield on the CDOs at December 31, 2002 was 17.2%.

      Our CMBS investing activity complements our private finance activity because it provides a steady stream of recurring interest income. In addition, given the depth of our commercial real estate experience and the due diligence that we perform prior to an investment in CMBS, we have from time to time received structuring and diligence fees upon the investment in CMBS bonds. These fees are separately negotiated for each transaction. In order to maintain a balanced investment portfolio, we expect that our investment in CMBS will not exceed 25% of our total assets.

Investment Sourcing

      We maintain a network of relationships with investors, lenders and intermediaries including:

•	private mezzanine and equity investors;

•	investment banks;

•	business brokers;

•	merger and acquisition advisors;

•	financial services companies; and

•	banks, law firms and accountants.

      We believe that our experience and reputation provide a competitive advantage in originating new investments. We have established an extensive network of investment referral relationships over our history.

Investment Approval and Underwriting Procedures

      In assessing new investment opportunities, we follow an institutionalized process which includes a due diligence process and a centralized credit and investment approval process requiring committee review, all of which are described below.

      Private Finance. The typical private finance transaction requires two to four months of diligence and structuring before funding occurs. The due diligence process is significantly longer for those transactions in which we take a control position or substantial equity stake in the company. The key steps in our private finance investment process are as follows:

•	Initial investment screening;

•	Presentation of investment to investment professionals at weekly meeting;

•	Initial approval of the investment by the investment committee;

•	Due diligence completed and investment structured;

•	Independent internal peer review of the investment completed;

•	Final approval of the investment by the investment committee;

•	Approval of the investment by the executive committee of the board of directors (for all investments greater than $10 million); and

•	Investment is funded.

      In a typical private financing, we thoroughly review, analyze, and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with the assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers, and competitors.

      Private finance transactions are approved by an investment committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton. The private finance approval process benefits from the investment committee members and our other investment professionals who have significant professional experience. For every transaction of $10 million or greater, we also require approval from the executive committee of the board of directors in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a portfolio company.

      CMBS. We receive extensive packages of information regarding the mortgage loans comprising a CMBS pool. We work with the issuer, the investment bank, and the rating agencies in performing our diligence on a CMBS investment. The typical CMBS investment takes between two to three months to complete because of the breadth and depth of our diligence procedures. The key steps in our CMBS investment process are as follows:

•	Review initial loan collateral pool data;

•	Prepare and submit a preliminary bid letter to purchase non-investment grade bonds;

•	Commence underwriting process for loans in collateral pool including physical site inspection;

•	Review re-underwriting data for the entire pool;

•	Submit bond purchase to investment committee for approval;

•	Submit bond purchase to executive committee of the board of directors for approval;

•	Complete final pricing and structuring of investment; and

•	Fund investment.

      We re-underwrite the underlying commercial mortgage loans securing the CMBS. We analyze the estimate of underwriteable cash flow and analyze necessary carve-outs, such as replacement reserves. We study the trends of the industry and geographic location of each property, and independently assess our own estimate of the anticipated cash flow over the period of the loan. Our loan officers and consultants physically inspect the collateral properties, and assess appraised values based on our own opinion of comparable market values.

      Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool. We then formulate our negotiated price and discount to achieve an effective loss-adjusted yield on our investment over a ten-year period to approximate 13% to 16%.

      CMBS transactions are approved by an investment committee consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton. CMBS transactions over $10 million are reviewed and approved by the executive committee of the board of directors.

Portfolio

      Portfolio Diversity. We monitor the portfolio to maintain industry diversity. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Loan Servicing.  Our loan servicing staff is responsible for routine loan servicing, which includes:

•	delinquency monitoring;

•	payment processing;

•	borrower inquiries;

•	escrow analysis and processing;

•	third-party reporting; and

•	insurance and tax administration.

      In addition, our staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration, and management of foreclosed assets.

      Portfolio by Grade. We employ a standard grading system for the entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At December 31, 2002 and 2001, our portfolio was graded as follows:

	2002		2001

		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$801.0	32.1%	$603.3	25.9%
2	1,400.8	56.3	1,553.8	66.7
3	166.0	6.7	79.5	3.4
4	23.6	1.0	44.5	1.9
5	96.8	3.9	48.5	2.1

	$2,488.2	100.0%	$2,329.6	100.0%

      Total Grades 4 and 5 assets as a percentage of the total portfolio at value at December 31, 2002 and 2001, were 4.9% and 4.0%, respectively. Included in Grades 4 and 5 assets at December 31, 2002 and 2001, were assets totaling $24.1 million and $6.6 million, respectively, that are secured by commercial real estate. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the expected amount of the loss when such exposure is identified.

      At December 31, 2002, we saw an increase in Grade 3 assets in this difficult economy. We have been working with a number of portfolio companies that are in the process of restructuring their operations or balance sheets due to changes in the economic environment or other changes in their business, and we have classified investments in these types of situations in Grade 3 because they are close monitoring situations. We may record some depreciation on a Grade 3 investment to reflect any decline in value while the company is in a close monitoring situation; however, we currently do not expect a loss of investment return or principal for these assets.

      Loans and Debt Securities on Non-Accrual Status. Loans and debt securities on non-accrual status for which we have doubt about interest collection and are in workout status are classified as Grade 4 or 5 assets. In addition, we may not accrue interest on loans and debt securities to companies that are more than 50% owned by us from time to time if such companies are in need of additional capital. In these situations we may choose to defer current debt service.

      For the total investment portfolio, workout loans and debt securities (which excludes equity securities that are included in the total Grade 4 and 5 assets above) not accruing interest that were classified in Grade 4 and 5, were $89.1 million at value at December 31, 2002, or 3.6% of the total portfolio. Included in this category at December 31, 2002, were loans of $13.0 million that were secured by commercial real estate. Workout loans and debt securities not accruing interest were $85.0 million at value at December 31, 2001, or 3.6% of the total portfolio, of which $8.9 million was related to portfolio companies in liquidation, and $4.1 million represented loans secured by commercial real estate. As of December 31, 2002, $7.6 million representing receivables related to portfolio companies in liquidation were included in other assets. In addition to Grade 4 and 5 assets that are in workout, loans and debt securities to companies that are more than 50% owned by us that were not accruing interest totaled $63.6 million at value at December 31, 2002, and loans and debt securities to companies that are less than 50% owned by us that were not in workout but were not accruing interest totaled $7.2 million and $23.9 million at value at December 31, 2002, and 2001, respectively.

      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent were $103.1 million at value at December 31, 2002, or 4.1% of the total portfolio. Included in this category were loans valued at $26.0 million that were secured by commercial real estate. Loans and debt securities greater than 90 days delinquent were $39.1 million at value at December 31, 2001, or 1.7% of the total portfolio. Included in this category were loans valued at $14.1 million that were secured by commercial real estate.

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. As a result, the amount of the portfolio that is greater than 90 days delinquent or on non-accrual status may vary from quarter to quarter. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans and debt securities greater than 90 days delinquent or on non-accrual status is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or investment principal.

      At December 31, 2002 and 2001, 1.0% and 0.5%, respectively, of the loans in the underlying collateral pool for our CMBS bond portfolio were over 30 days delinquent or were classified as real estate owned. We closely monitor the performance of all of the loans in the underlying collateral pools securing our CMBS investments.

      Portfolio Monitoring. We monitor loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to our private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. This portfolio company monitoring process includes discussions with the senior management team of the company’s financial performance, the review of current financial statements, and generally includes attendance at portfolio company board meetings. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because we are a provider of long-term privately negotiated investment capital, it is not atypical for us to defer payment of principal or interest from time to time. As a result, the amount of our private finance portfolio that is delinquent at any one time may vary. The nature of our private finance portfolio relationships frequently provide an opportunity for us to restructure the debt and equity capital of the portfolio company. During such restructuring, we may not receive or accrue interest or dividend payments. Our senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

      The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our investments for a total return including current interest or dividends plus capital gains from sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or loss of investment principal. We expect that a certain number of portfolio companies will be in the Grade 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate from quarter to quarter. We continue to follow our historical practice of working with a troubled portfolio company in order to recover the maximum amount of our investment, but record unrealized depreciation for the amount of the loss when such exposure is identified.

      With respect to our CMBS portfolio, we monitor the performance of the individual loans in the underlying collateral pool through market data and discussions with the pool master servicers and special servicers. The master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and property inspections. The special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties. We discuss the status of past due or underperforming loans with the master servicers on a monthly basis. When a loan moves to a special servicer, a workout plan is formulated by the special servicer and generally reviewed by us as the directing certificate holder. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status. We generally have the ability to replace the named special servicer at any time.

      We act as the disposition consultant with respect to three of our collateralization debt obligations, or CDO investments, which allows us to approve disposition plans for individual collateral securities. For these services, we collect annual fees based on the outstanding collateral pool balance.

      Business Loan Express. Our single largest portfolio investment is in Business Loan Express (BLX). BLX is the nation’s second largest non-bank government guaranteed lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). In addition to the 7(a) Guaranteed Loan Program, BLX originates conventional small business loans and originates loans under the USDA Business and Industry Guaranteed Loan Program.

      BLX originates small business loans and then sells or securitizes substantially all of the loans it originates and retains servicing on the loans sold. BLX currently sells the guaranteed piece of SBA 7(a) guaranteed loans and securitizes the unguaranteed pieces of the SBA 7(a) loans and conventional loans it originates. Typically, BLX retains up to 2.7% of the term loan securitization pools.

      BLX focuses its loan origination activity on small businesses that are owner-operated and generally secures its loans with single-purpose real estate associated with the business such as limited service hotels, gas stations and convenience stores, full-service restaurants, and manufacturing and retail properties. In addition, BLX has made loans to shrimp and fishing businesses that secure their loans with the shrimp or fishing vessel.

      Summary serviced loan portfolio data for BLX at December 31, 2002, was as follows:

($ in millions)	December 31, 2002

Total serviced loan portfolio	$1,619.5
Number of loans serviced	2,373
Serviced Loan Portfolio By Industry
Hotels	26%
Gas stations/convenience stores	19
Restaurants	10
Manufacturing and industrial	10
Professional and retail services	9
Shrimp/fishing vessels	6
Recreation	5
Child care and health care services	4
Other	11

Total	100%

      BLX closely monitors its portfolio as well as the industries in which its borrowers operate. BLX’s loan servicing and special servicing departments actively work with each borrower to assess BLX’s financial exposure to troubled situations. At December 31, 2002, BLX’s loan delinquencies in its serviced portfolio were 8.6%.

      The ability of small businesses to repay their loans may be adversely affected by numerous factors, including a downturn in their industry or negative economic conditions. Small businesses are also more vulnerable to customer preferences, competition, rising fuel prices and market conditions and, as a result, delinquencies in BLX’s portfolio may increase. For instance, the shrimp and fishing industry has been affected by rising fuel costs and competition from imported shrimp. For these reasons, BLX focuses on collateral protection for each loan in addition to the cash flow of the small business and receives personal guarantees from the principal owners of the small business.

      Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material impact on BLX or its operations. As of October 1, 2002, the SBA implemented a maximum loan size of $500,000 for loans originated through the SBA 7(a) Guaranteed Loan Program due to Federal budget constraints. In February 2003, legislation was enacted to return the SBA 7(a) Guaranteed Loan Program to a sufficient level of funding. This legislation has enabled the SBA to return the maximum loan size to previous levels.

Portfolio Valuation

      Valuation Methodology. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized gains or losses being recognized. At December 31, 2002, approximately 89% of our total assets represented portfolio investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based upon multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds. CMBS bonds are carried at fair value, which is based on a discounted cash flow model, which utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Valuation Process. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment, led by the Managing Director who is responsible for the relationship.

•	Preliminary valuation conclusions are then discussed and documented in a valuation write-up and/ or worksheet and then discussed with our portfolio management team under the supervision of the Chief Financial Officer.

•	The investment committee, consisting of our most senior officers and chaired by our Chairman and Chief Executive Officer, William L. Walton, meets to discuss valuations as preliminarily determined and documented by each deal team, questions the valuation data and conclusions, and arrives at an investment committee view of valuation.

•	The investment committee provides comments on the preliminary valuation and the deal team and portfolio management team respond and supplement the documentation based upon those comments.

•	The valuation documentation is updated and distributed to our board of directors and the audit committee of the board of directors.

•	The audit committee meets in advance of the board of directors to discuss the valuations and supporting documentation.

•	The board of directors meets to discuss valuations and review the input of the audit committee and management.

•	To the extent changes or additional information is deemed necessary, a follow-up board meeting, executive committee meeting or audit committee meeting may take place.

•	The board of directors determines the fair value of the portfolio in good faith.

Investment Gains and Losses

      Since the majority of our portfolio consists of loans and debt securities, our investment decisions are primarily based on credit dynamics. Our underwriting focuses on the preservation of principal, and we will pursue our available means to recover our capital investment. As a result of this investment discipline and credit culture, we have a demonstrated track record of successfully resolving troubled credit situations. Our realized gains from the sale of our equity interests have historically exceeded losses, as is reflected in the chart below.

	Year Ended December 31,

	2002	2001	2000	1999	1998
($ in thousands)
Realized gains	$95,562	$10,107	$28,604	$31,536	$25,757
Realized losses	$(50,625)	$(9,446)	$(13,081)	$(6,145)	$(3,216)
Net realized gains	$44,937	$661	$15,523	$25,391	$22,541

Employees

      At December 31, 2002, we employed 105 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. We believe that our relations with our employees are excellent.

LEGAL PROCEEDINGS

      On April 21, 2003, the U.S. District Court for the Southern District of New York dismissed a consolidated securities class action lawsuit alleging violations of the federal securities laws filed against us and certain of our officers. In its ruling, the court found that the plaintiffs had failed to allege sufficient facts to support their claim and, therefore, dismissed the lawsuit in its entirety.

      We are party to certain other lawsuits including legal proceedings incidental to the normal course of our business including enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of our portfolio companies in which we had an equity investment at December 31, 2002. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company.

      We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards. For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at December 31, 2002 at pages F-6 to F-16.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Companies More Than 25% Owned
Acme Paging, L.P.(2)(3)	Paging Services	Equity Interests	1.8%
6080 SW 40th Street, Suite 3		Equity Interests
Miami, FL 33155		in Affiliate	76.9%
American Healthcare Services, Inc.(2)(3)	Consumer Health	Common Stock	80.3%
3600 Mansell Road	Services Provider
Suite 150
Alpharetta, GA 30022
Avborne, Inc.(3)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.5%
7500 NW 26th Street
Miami, FL 33122
Business Loan Express, Inc.(2)(3)	Small Business Lender	Preferred Stock	100.0%
645 Madison Ave.		Common Stock	94.9%
19th Floor
New York, NY 10022
The Color Factory Inc.(2)(3)	Cosmetic Manufacturer	Redeemable Preferred
11312 Penrose Street		Stock	100.0%
Sun Valley, CA 91352		Common Stock	100.0%
Elmhurst Consulting, LLC(2)(3)	Consulting Firm	Equity Interest	100%
360 W. Butterfield Road,		Common Stock in
Suite 400		Controlled Company	95.0%
Elmhurst, IL 60126
Foresite Towers, LLC(2)(3)	Tower Leasing	Common Equity Interest	70.0%
22 Iverness Center Parkway		Series A Preferred
Suite 50		Equity Interest	100.0%
Birmingham, AL 35242		Series B Preferred
		Equity Interest	100.0%
Gordian Group, Inc.(2)(3)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
5th Floor
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

HealthASPex, Inc.(2)(3)	Third Party	Class A Convertible
Foxpointe Centre	Administrator	Preferred Stock	69.9%
Building 1; Suite 301		Class B Convertible
201 South Johnson Road		Preferred Stock	64.8%
Houston, PA 15342		Common Stock	45.8%
The Hillman Companies, Inc.(2)(3)	Merchandiser of Retail	Common Stock	96.8%
10590 Hamilton Avenue	Hardware Supplies
P.O. Box 31012
Cincinnati, OH 45231
HMT, Inc.	Storage Tank	Class B Preferred
4422 FM 1960 West	Maintenance &	Stock	33.2%
Suite 350	Repair	Common Stock	26.1%
Houston, TX 77068		Warrants to Purchase
		Common Stock	10.0%
Housecall Medical Resources, Inc.(2)(3)	Home Healthcare	Preferred Stock	86.4%
6501 Deane Hill Drive	Services	Common Stock	86.4%
Knoxville, TN 37919
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	15.0%
Uhlandstrasse 1
69493 Hirschberg
Germany
MVL Group, Inc.(2)(3)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Powell Plant Farms, Inc.(2)(3)	Plant Retailer	Preferred Stock	100%
Route 3, Box 1058		Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Redox Brands, Inc.(3)	Household Cleaning	Series A Convertible
9100 Centre Point Drive	Products	Preferred Stock	100.0%
Suite 200		Warrants to Purchase
West Chester, OH 45069		Class A Common Stock	8.2%
Staffing Partners Holding Company, Inc.	Temporary Employee	Redeemable Preferred
104 Church Lane #100	Services	Stock	48.3%
Baltimore, MD 21208		Class A-1 Common
		Stock	50.0%
		Class A-2 Common
		Stock	24.4%
		Class B Common
		Stock	24.0%
		Warrants to purchase
		Class B Preferred Stock	71.4%
		Warrants to purchase
		Class B Common Stock	54.1%
STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(3)	Engineering Design and	Preferred Stock	96.2%
2301 Windsor Court	Services	Common Stock	41.0%
Addison, IL 60101
Sure-Tel, Inc.(3)	Prepaid Telephone	Preferred Stock	50.0%
5 North McCormick	Services Company	Common Stock	37.0%
Oklahoma City, OK 73127
Companies 5% to 25% Owned
Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	9.5%
4735 North Florence Street	Provider	Series A Common Stock	7.0%
Denver, CO 80238
Autania AG	Machine and Tool	Common Stock	6.2%
Industriestrasse 7	Manufacturer
65779 Kelkheim
Germany

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Border Foods, Inc.	Mexican Ingredient &	Series A Convertible
J Street	Food Product	Preferred Stock	9.4%
Deming Industrial Park	Manufacturer	Warrants to Purchase
Deming, NM 88030		Common Stock	88.6%
CorrFlex Graphics, LLC(3)	Packaging Manufacturer	Warrants to Purchase
701 Rickert Street		Common Stock	4.8%
Statesville, NC 28677		Options to Purchase
		Common Stock	7.0%
CyberRep(3)	Operator of Call Service	Warrants to Purchase
8300 Greensboro Drive, 6th Floor	Centers	Common Stock	40.5%
McLean, VA 22102
The Debt Exchange, Inc.	Online Sales of	Series B Convertible
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock	40.0%
Boston, MA 02110
EDM Consulting, LLC	Environmental	Equity Interest	25.0%
81 Two Bridges Road	Consulting
Fairfield, NJ 07004
International Fiber Corporation	Cellulose and Fiber	Common Stock	11.7%
50 Bridge Street	Producer	Warrants to Purchase
North Tonawanda, NY 14120		Common Stock	3.0%
Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Common Stock	17.0%
3498 Grand Avenue
Pittsburgh, PA 15225
Logic Bay Corporation	Computer-Based	Series C Redeemable
7900 International Drive	Training Developer	Preferred Stock	29.4%
Suite 750
Minneapolis, MN 55425
Magna Card, Inc.	Magnet Packager	Preferred Stock	6.3%
10315 South Dolifield Rd.	and Distributor	Common Stock	5.4%
Owings Mills, MD 21117
Master Plan, Inc.	Healthcare Outsourcing	Common Stock	7.5%
21540 Plummer Street
Chatsworth, CA 91311
MortgageRamp.com, Inc.(3)	Internet Based	Class A Common
116 Welsh Road	Loan Origination	Stock	7.7%
Horsham, PA 19044	Service Platform
Morton Grove Pharmaceuticals, Inc.	Generic Drug	Convertible
6451 West Main Street	Manufacturer	Preferred Stock	23.9%
Morton Grove, IL 60053
Nobel Learning Communities, Inc.	Educational Services	Series D Convertible
1400 N. Providence Road,		Preferred Stock	100.0%
Suite 3055		Warrants to Purchase
Media, PA 19063		Common Stock	11.7%
Packaging Advantage Corporation	Personal Care,	Common Stock	11.3%
4633 Downey Road	Household and	Warrants to Purchase
Los Angeles, CA 90058	Disinfectant Product	Common Stock	5.4%
	Packager
Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior
8600 Park Meadow Drive, #300		Exchangeable Preferred
Lone Tree, CO 80124		Stock	50.0%
		Common Stock	13.8%
Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
P.O. Box 97045		Common Stock	1.1%
Kent, WA 98064		Warrants to Purchase
		Common Stock	45.3%
Prosperco Finanz Holding AG	Financial Services	Debt Convertible into
Schützengasse 25		Common Stock	8.5%
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase
		Common Stock	5.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Total Foam, Inc.	Packaging Systems	Common Stock	8.8%
P.O. Box 688
Ridgefield, CT 06877
Companies Less Than 5% Owned
Advantage Sales and Marketing, Inc.	Regional Food	Warrants to Purchase
3444 Memorial Highway	Broker	Common Stock	4.5%
Tampa, FL 33607
Alderwoods Group, Inc.	Death Care Services	Common Stock	0.9%
311 Elm Street, Suite 1000
Cincinnati, OH 45202
Allied Office Products, Inc.	Office Products	Common Stock	3.1%
100 Dellawanna Avenue
Clifton, NJ 07014
American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase
7300 W. 110th Street, Suite 570		Common Stock	18.7%
Overland Park, KS 66210
ASW Holding Corporation	Steel Wool Manufacturer	Warrants to Purchase
2825 W. 31st Street		Common Stock	5.9%
Chicago, IL 60623
Blue Rhino Corporation	Propane Cylinder	Warrants to Purchase
104 Cambridge Plaza Drive	Exchange	Common Stock	7.7%
Winston-Salem, NC 27104
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	4.2%
Suite 2150
Baltimore, MD 21202
Candlewood Hotel Company	Extended Stay	Series A Convertible
9342 East Central	Facilities	Preferred Stock	2.4%
Wichita, KS 67206		Series B Convertible
		Preferred Stock	4.1%
Celebrities, Inc.	Radio Stations	Warrants to Purchase
408-412 W. Oakland Park		Common Stock	25.0%
Boulevard
Ft. Lauderdale, FL 33311-1712
Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Common Stock	4.2%
Denver, CO 80231		Warrants to Purchase
		Common Stock	2.4%
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	9.6%
1890 Swarthmore Ave.	of Hardware	Common Stock	13.3%
P.O. Box 2020	Components
Lakewood, NJ 08701
Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
E-Talk Corporation	Telecommunications	Warrants to Purchase
4040 West Royal Lane	Software Provider	Common Stock	5.5%
Suite 100
Irving, TX 75063

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Executive Greetings, Inc.	Personalized Business	Warrants to Purchase
120 Industrial Park Access Road	Products	Common Stock	1.3%
New Hartford, CT 06057
Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase
3920 Westpoint Boulevard	Manufacturer	Common Stock	22.4%
Winston-Salem, NC 27013
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Galaxy American Communications, LLC	Cable Television	Options to Purchase
1100 N. Main Street	Operator	Common LLC Interest	51.2%
Sikeston, MO 63801
Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
19411 Atrium Place		Class A Common Stock	4.7%
Suite 170		Class B Common Stock	4.7%
Houston, TX 77084
Gibson Guitar Corporation(3)	Guitar Manufacturer	Warrants to Purchase
1818 Elm Hill Pike		Class A Common Stock	3.0%
Nashville, TN 37210		Warrants to Purchase
		Class B Common Stock	3.0%
Ginsey Industries, Inc.	Bathroom Accessories	Convertible Debentures	8.3%
281 Benigno Boulevard	Manufacturer	Warrants to Purchase
Bellmawr, NJ 08031		Common Stock	17.1%
Global Communications, LLC	Muzak Franchisee	Preferred Equity Interest	59.3%
201 East 69th Street		Options for Common
New York, NY 10021		Membership Interest	59.3%
Grant Broadcasting Systems II	Television Stations	Warrants to Purchase
919 Middle River Drive,		Common Stock	25.0%
Suite 409		Warrants to Purchase
Ft. Lauderdale, FL 33304		Common Stock in
		Affiliate Company	25.0%
Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.6%
9690 Deereco Road
Suite 800
Timonium, MD 21093
The Hartz Mountain Corporation	Pet Supply	Common Stock	2.0%
400 Plaza Drive	Manufacturer	Warrants to Purchase
Secaucus, NJ 07094		Common Stock	4.3%
Hotelevision, Inc.	Hotel Cable-TV	Series 3
599 Lexington Avenue	Network	Preferred Stock	16.2%
Suite 2300
New York, NY 10022
Icon International, Inc.	Corporate Barter	Class A Common Stock	0.8%
281 Tressor Boulevard	Services	Class C Common Stock	0.2%
8th Floor
Stamford, CT 06901
Impact Innovations Group, LLC	Information Technology	Warrants to Purchase
2500 Northwinds Parkway	Services Provider	Common Stock	3.5%
Suite 200
Alpharetta, GA 30004
Interline Brands, Inc.	Repair and Maintenance	Senior Preferred Stock	0.8%
303 Harper Drive	Product Distributor	Common Stock	0.9%
Moorestown, NJ 08057		Warrants to Purchase
		Common Stock	1.4%
JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase
2958 East Division		Common Stock	6.5%
Springfield, MO 65803

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Julius Koch USA, Inc.	Mini-Blind Cord	Warrants to Purchase
387 Church Street	Manufacturer	Common Stock	39.6%
New Bedford, MA 02745 C
Kirker Enterprises, Inc.	Nail Enamel	Equity Interest in
55 East 6th Street	Manufacturer	Affiliate Company	22.5%
Paterson, NJ 07524		Warrants to Purchase
		Series B Common Stock	22.5%
Kirkland’s, Inc.	Home Furnishing	Common Stock	1.3%
P.O. Box 7222	Retailer
Jackson, TN 38308-7222
Kyrus Corporation	Value-Added Reseller,	Warrants to Purchase
5 Artillery Road	Computer Systems	Common Stock	18.4%
Taylors, SC 29687
Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036
Matrics, Inc.	Radio Frequency	Series B Convertible
8850 Stanford Boulevard	Identification Technology	Preferred Stock	3.4%
Suite 3000		Warrants to Purchase	0.2%
Columbia, MD 21045		Series B Convertible
		Preferred Stock
MedAssets Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	6.4%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.2%
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
Midview Associates, L.P.	Residential Land	Warrants to Purchase
2 Eaton Street, Suite 1101	Development	Partnership Interests	35.0%
Hampton, VA 23669
Norstan Apparel Shops, Inc.	Women’s Apparel Retailer	Common Stock	26.3%
33-00 47th Avenue		Warrants to Purchase
Long Island City, NY 11101		Common Stock	8.0%
North American Archery Group, LLC	Sporting Equipment	Debentures Convertible
4600 SW 41st Boulevard	Manufacturer	into LLC Equity
Gainsville, FL 32608		Interest	26.9%
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.9%
East Tower, Suite 1380
Bethesda, MD 20814
Nursefinders, Inc.	Healthcare	Warrants to Purchase
1200 Copeland Road, Suite 200	Services	Common Stock	4.1%
Arlington, TX 76011
Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Koln
Germany
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.8%
Princeton, NJ 08542
Oriental Trading Company, Inc.	Direct Marketer	Series A Redeemable
108th Street, 4206 South	of Toys	Preferred Stock	1.7%
Omaha, NE 68137		Class A Common Stock	1.7%
Outsource Partners, Inc.	Outsourced Facility	Warrants to Purchase
200 Mansell Court East	Services Provider	Preferred Stock	4.0%
Suite 500		Warrants to Purchase
Roswell, GA 30076		Class A Common Stock	5.4%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held(1)

Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase
P.O. Box 1149	Manufacturer	Class B Common Stock	4.6%
San Marcos, CA 92079-1149
Raytheon Aerospace, LLC	Aviation Maintenance and	Class B LLC Interest	6.7%
555 Industrial Drive South	Logistics
Madison, MS 39110
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
Spa Lending Corporation	Health Spas	Series A Preferred Stock	100.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006
Sydran Food Services II, L.P.	Fast Food Franchise	Class A Preferred Units	3.4%
Bishop Ranch 8		Class B Common Units	1.7%
3000 Executive Parkway		Warrants to Purchase
Ste. 515		Class B Common Units	12.0%
San Ramon, CA 94583-4254
Tubbs Snowshoe Company, LLC	Snowshoe Manufacturer	Equity Interests in
52 River Road		Affiliate Company	7.0%
Stowe, VT 05672		Warrants to Purchase
		Common Units in Affiliate Company	8.5%
United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase
463 Ohio Pike	Products	Common Stock	5.8%
Suite 303
Cincinnati, OH 45255
Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	16.1%
Reston, VA 20191
Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	2.2%
1780 Tysons Blvd., Suite 400
McLean, VA 22102
Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738
Warn Industries, Inc.	Sport Utility Accessories	Warrants to Purchase
12900 S.E. Capps Rd.	Manufacturer	Common Stock	48.6%
Clackamas, OR 97015
Wilshire Restaurant Group, Inc.	Restaurant Chain	Warrants to Purchase
1100 Town & Country Road		Common Stock	2.7%
Suite 1300		Warrants to Purchase
Orange, CA 92868-4654		Preferred Stock	2.7%
Woodstream Corporation	Pest Control	Equity Interest in
69 North Locust Street	Manufacturer	Affiliate Company	13.7%
Lititz, PA 17543		Warrants to Purchase
		Common Stock	7.2%

(1)	Percentages shown for securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.
(2)	We directly or indirectly own more than 50% of the voting securities of the company, or control the board of directors, or are the controlling member.
(3)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      At December 31, 2002, approximately 89% of our total assets represented portfolio investments recorded at fair value. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as unrealized gains and losses.

      As a business development company, we invest in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other pertinent factors such as recent offers to purchase a portfolio company’s equity interest or other potential liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status classified as Grade 4 or Grade 5 assets do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us if such companies are in need of additional capital. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount, and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

      Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”). CMBS bonds are carried at fair value, which is based upon a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. Our assumption with regard to discount rate for determining fair value is based on the yield of comparable securities. We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. We recognize unrealized appreciation or depreciation on our CMBS bonds as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Residual Interest. We value our residual interest from a previous securitization and recognize income using the same accounting policies used for the CMBS bonds. The residual interest is carried at fair value based on discounted estimated future cash flows. We recognize income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

MANAGEMENT

      Our Board of Directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. Some or all of our directors also serve as directors of our subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of our most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

      We are internally managed and our investment professionals manage our portfolio and the portfolios of companies for which we serve as investment adviser. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      The Board of Directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Information regarding the board of directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors(2)
William L. Walton	53	Chairman, Chief Executive
		Officer and President	1986	2004
George C. Williams, Jr.	76	Chairman Emeritus	1964	2004
Robert E. Long	71	Director	1972	2004
Independent Directors
Brooks H. Browne	53	Director	1990	2004
John D. Firestone	59	Director	1993	2005
Anthony T. Garcia	46	Director	1991	2005
Ann Torre Grant	45	Director	2003	2006
Lawrence I. Hebert	56	Director	1989	2005
John I. Leahy	72	Director	1994	2006
Alex J. Pollock	60	Director	2003	2006
Guy T. Steuart II	71	Director	1984	2006
Laura W. van Roijen	51	Director	1992	2005

(1)	Includes service as a director of any of the predecessor companies.
(2)	Interested persons of Allied Capital, as defined in the Investment Company Act of 1940.

      Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	53	Chairman, Chief Executive Officer and President
Joan M. Sweeney	43	Chief Operating Officer
Penni F. Roll	37	Chief Financial Officer
Scott S. Binder	48	Managing Director
Michael J. Grisius	39	Managing Director
Robert D. Long	46	Managing Director
Edward H. Ross	37	Managing Director
John M. Scheurer	50	Managing Director
John D. Shulman	40	Managing Director
Paul R. Tanen	36	Managing Director
Thomas H. Westbrook	39	Managing Director
G. Cabell Williams, III	48	Managing Director
Scott A. Somer	34	Director of Financial Operations
Suzanne V. Sparrow	37	Executive Vice President and Secretary

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940.

Interested Directors

      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. He has served on Allied Capital’s Board of Directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation, a mezzanine buyout firm, and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brothers Kuhn Loeb’s Investment Banking Group. Mr. Walton also founded and managed two start-up businesses, Success Lab, Inc. and Language Odyssey, in the emerging education industry (1992–1996). Mr. Walton is a director of Riggs National Corporation, The Hillman Companies, Inc., and the National Venture Capital Association.

      George C. Williams, Jr. is Chairman Emeritus of Allied Capital. Mr. Williams was an officer of the predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity’s inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of Allied Capital.

      Robert E. Long has been the Chief Executive Officer and a director of Goodwyn, Long & Black Investment Management, Inc. since 1997, and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc. and Graphic Computer Solutions, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Brooks H. Browne is a private investor. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002. He is a director of SEAF and Solar Development Capital, Ltd.

      John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and served as a director of Bryn Mawr Bank Corporation from 1998 to 2001. Mr. Firestone is currently a member of the board of several non-profit organizations.

      Anthony T. Garcia has been Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, since January 2002. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Ann Torre Grant is a strategic and financial consultant. From 1995 to 1997, Ms. Grant served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Grant was Vice President and Treasurer of US Airways. She serves on the boards of Franklin Mutual Series and SLM Corporation (Sallie Mae).

      Lawrence I. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. Mr. Hebert also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), a Trustee of The Allbritton Foundation, and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. Riggs Bank N.A. has a $60 million commitment under our revolving line of credit.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B&L Sales, Inc. and is the Chairman of Gallagher Fluid Seals, Inc. Mr. Leahy is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.

      Alex J. Pollock has been President and Chief Executive Officer of the Federal Home Loan Bank of Chicago since 1991. He also serves as a director of the Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance and the Bankers Club of Chicago.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      Laura W. van Roijen has been a private investor since 1992.

Executive Officers who are not Directors

      Joan M. Sweeney, Chief Operating Officer, has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the SEC Division of Enforcement.

      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP.

      Scott S. Binder, Managing Director, has been employed by Allied Capital in the private finance investment group since 1997 and was a consultant to Allied Capital from 1991 until 1997. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group. He has also worked in the specialty finance and leasing industry.

      Michael J. Grisius, Managing Director, has been employed by Allied Capital since 1992. Prior to joining Allied Capital, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

      Robert D. Long, Managing Director, joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

      Edward H. Ross, Managing Director, joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance Group from 1994 to 1998.

      John M. Scheurer, Managing Director, has been employed by Allied Capital in the commercial real estate investment group since 1991. Prior to joining Allied Capital, Mr. Scheurer worked with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area.

      John D. Shulman, Managing Director, has been employed by Allied Capital in the private finance investment group since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

      Paul R. Tanen, Managing Director, has been employed by Allied Capital in the private finance investment group since 2000. Prior to joining Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a Founding Member of the private equity group at Charter Oak Partners from 1992 to 1998.

      Thomas H. Westbrook, Managing Director, has been employed by Allied Capital in the private finance investment group since 1991. Prior to joining Allied Capital, Mr. Westbrook worked with the North Carolina Enterprise Fund and was a Lending Officer in NationsBank’s corporate lending unit.

      G. Cabell Williams, III, Managing Director, has been employed by Allied Capital in the private finance investment group since 1981. Mr. Williams has served in many capacities during his tenure with Allied Capital.

      Scott A. Somer, Director of Financial Operations, has been employed by Allied Capital since 1998. Mr. Somer is responsible for managing the accounting and loan servicing activities. Prior to joining Allied Capital, Mr. Somer was employed by KPMG LLP.

      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed by Allied Capital since 1987. Ms. Sparrow manages our investor relations activities.

Committees of the Board of Directors

      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

      The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the SEC or our charter or bylaws. The Executive Committee also reviews and approves all investments of $10 million or more. The Executive Committee met 32 times during 2002. The 2003 Executive Committee currently consists of Messrs. Walton, Firestone, Hebert, Leahy, Long, Steuart, and Williams.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is included as Exhibit A to our proxy statement for the 2003 Annual Meeting of Stockholders. The charter sets forth the responsibilities of the Audit Committee. The Audit Committees’ responsibilities include recommending the selection of independent public accountants for Allied Capital, reviewing with such independent public accountants the planning, scope and results of their audit of our financial statements and the fees for services performed, reviewing with the independent public accountants the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements. The Audit Committee met 13 times during 2002. The 2003 Audit Committee currently consists of Messrs. Browne and Garcia and Mmes. Grant and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange.

      The Compensation Committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our stock option plan. The Compensation Committee met six times during 2002. The 2003 Compensation Committee currently consists of Messrs. Leahy, Browne, and Garcia.

      The Nominating/Corporate Governance Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Nominating/Corporate Governance Committee met once during 2002. The 2003 Nominating/Corporate Governance Committee currently consists of Messrs. Hebert, Browne, and Pollock and Ms. van Roijen.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid during the year ended December 31, 2002 to all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as
	Compensation	Underlying	Part of	Directors
	from the	Options/	Company	Fees by the
Name	Company(1,2)	SARs(4)	Expenses(2)	Company(5)

Interested Directors:
William L. Walton, Chairman and CEO	$2,617,819	612,200	—	$—
George C. Williams, Jr., Director and Chairman Emeritus(3)	170,000	5,000	—	26,000
Robert E. Long, Director	31,000	5,000	—	31,000
Independent Directors:
Brooks H. Browne, Director	44,000	5,000	—	44,000
John D. Firestone, Director	19,000	5,000	—	19,000
Anthony T. Garcia, Director	23,000	5,000	—	23,000
Lawrence I. Hebert, Director	25,000	5,000	—	25,000
John I. Leahy, Director	37,000	5,000	—	37,000
Guy T. Steuart II, Director	25,000	5,000	—	25,000
Laura W. van Roijen, Director	22,000	5,000	—	22,000
Executive Officers:
Joan M. Sweeney, Chief Operating Officer	1,827,615	462,281	—	—
Thomas H. Westbrook, Managing Director	1,588,942	425,625	—	—

(1)	We paid no perquisites in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2002 as to our three highest paid executive officers:

		Bonus and	Other
	Salary	Awards	Benefits

Mr. Walton	$519,231	$2,025,000	$73,588
Ms. Sweeney	360,000	1,425,000	42,615
Mr. Westbrook	256,308	1,305,000	27,634

Included for each executive officer in “Bonus and Awards” is an annual bonus and retention award. Included for each executive officer in “Other Benefits” is an employer contribution to the 401(k) Plan, life insurance premiums, disability insurance, and a contribution to the Deferred Compensation Plan. See also “Employment Agreements”.

(3)	In addition to director’s fees, Mr. Williams received $144,000 in consulting fees.
(4)	See “Stock Option Awards” for terms of options granted in 2002. We do not maintain a restricted stock plan or a long-term incentive plan.
(5)	Consists only of directors’ fees we paid during 2002. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      During 2002, each director received a $10,000 annual retainer in lieu of per meeting fees; directors who serve on the Executive Committee received a $25,000 annual retainer in lieu of per meeting fees. Members of each committee other than the Executive Committee received $1,000 for each committee meeting attended during the year. In addition, the chairpersons of the Audit and Compensation Committees each received a $3,000 annual retainer for their additional services in these capacities. Our Chairman and CEO, William L. Walton, did not receive directors’ fees.

      For 2003, each non-officer director will receive an annual retainer of $40,000. In addition, committee chairs will receive an annual retainer of $5,000. For each meeting attended during 2003, Executive Committee members will receive $1,000 per meeting; Audit Committee members will receive $2,500 per meeting; and members of the Compensation and Nominating/ Corporate Governance Committees will receive $1,500 per meeting.

      Non-officer directors are eligible for stock option awards under our stock option plan pursuant to an exemptive order from the SEC. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of shareholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2002 to Compensated Persons under our Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plan.”

Options Grants During 2002

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			Of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(3)
	Options	Granted	Price Per	Expiration
Name	Granted(1)	In 2002(2)	Share	Date	5%	10%

Interested Directors:
William L. Walton	612,200	9.94%	$21.52	12/13/12	$8,285,400	$20,996,830
George C. Williams, Jr.	5,000	0.08%	21.52	12/13/12	67,669	171,487
Robert E. Long	5,000	0.08%	25.97	5/7/12	81,662	206,947
Independent Directors:
Brooks H. Browne	5,000	0.08%	25.97	5/7/12	81,662	206,947
John D. Firestone	5,000	0.08%	25.97	5/7/12	81,662	206,947
Anthony T. Garcia	5,000	0.08%	25.97	5/7/12	81,662	206,947
Lawrence I. Hebert	5,000	0.08%	25.97	5/7/12	81,662	206,947
John I. Leahy	5,000	0.08%	25.97	5/7/12	81,662	206,947
Guy T. Steuart II	5,000	0.08%	25.97	5/7/12	81,662	206,947
Laura W. van Roijen	5,000	0.08%	25.97	5/7/12	81,662	206,947
Executive Officers:
Joan M. Sweeney	462,281	7.50%	21.52	12/13/12	6,256,424	15,855,008
Thomas H. Westbrook	425,625	6.91%	21.52	12/13/12	5,760,329	14,597,804

(1)	Options granted to officers in 2002 generally vest in three equal installments beginning on June 30, 2003, with full vesting occurring on June 30, 2005, or upon a change of control of Allied Capital. Options granted to non-officer directors vest immediately.
(2)	In 2002, we granted options to purchase a total of 6,161,763 shares.
(3)	Potential realizable value is calculated on 2002 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2002 and the values of those unexercised options at December 31, 2002.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/02		as of 12/31/02(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton	16,782	$154,478	1,251,189	1,188,912	$3,256,557	$1,725,198
George C. Williams, Jr.	—	—	156,396	19,999	98,896	11,339
Robert E. Long	—	—	25,000	—	21,650	—
Independent Directors:
Brooks H. Browne	—	—	25,000	—	21,650	—
John D. Firestone	—	—	25,000	—	21,650	—
Anthony T. Garcia	—	—	25,000	—	21,650	—
Lawrence I. Hebert	—	—	25,000	—	21,650	—
John I. Leahy	—	—	25,000	—	21,650	—
Guy T. Steuart II	—	—	25,000	—	21,650	—
Laura W. van Roijen	—	—	25,000	—	21,650	—
Executive Officers:
Joan M. Sweeney	20,569	157,047	583,193	745,027	1,428,798	802,588
Thomas H. Westbrook	—	—	295,677	599,234	1,067,700	670,945

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2002 ($21.83), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2002.

Employment Agreements

      We have entered into employment agreements with six of our senior executives, including William L. Walton, our Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and Thomas H. Westbrook, Managing Director. Each of the agreements provides for a three-year term expiring on June 15, 2003, with annual renewals thereafter, and specifies each executive’s compensation during the term of the agreement, in accordance with the achievement of certain performance standards.

      The Board of Directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Board of Directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the board in its sole discretion. Under each agreement, each executive also is entitled to participate in our Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award vests and is payable in six installments on June 30th and December 31st of each year from 2001 through 2003. For 2003, Mr. Walton will be eligible for a long-term cash retention award of $1,125,000; Ms. Sweeney will be eligible for $850,000; and Mr. Westbrook will be eligible for $1,105,000.

      Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Westbrook. Severance pay shall include the continuation of the employee’s base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

      If, within 12 months after a change of control (as defined in the employment agreements), termination of employment occurs either by the executive officer or us, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Westbrook, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of these agreements, we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Internal Revenue Code.

      Certain other executive officers have employment agreements that carry terms substantially similar to those of Mr. Westbrook’s agreement, as described herein.

Compensation Plans

Stock Option Plan

      Our Stock Option Plan is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in our performance. The Stock Option Plan was most recently approved by stockholders on May 7, 2002.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value and will have value only if our stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital and other factors. The

Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      On September 8, 1999, we received approval from the Commission to grant options under the Stock Option Plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      We maintain a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $12,000 annually for the 2003 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2003 plan year will be eligible to defer an additional $2,000 during 2003. The 401(k) Plan allows eligible participants to invest in shares of our common stock among other investment options. In addition, we expect to contribute to each participant, up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $200,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $200,000 is made to the Deferred Compensation Plan. On February 28, 2003, the 401(k) Plan held less than 1% of our outstanding shares.

Deferred Compensation Plan

      We maintain a deferred compensation plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is an unfunded plan, as defined by the Internal Revenue Code of 1986, as amended (the “Code”), that provides for the deferral of compensation by our employees and consultants. Our employees or consultants are eligible to participate in the plan at such time and for such period as designated by the Board of Directors. The Deferred Compensation Plan is administered through a trust, and we fund this plan through cash contributions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of June 4, 2003, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of June 4, 2003, information with respect to the beneficial ownership of our common stock by the shareholders who owned more than 5% of our outstanding shares of common stock, each current director, the chief executive officer, our executive officers and our executive officers and directors as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(8)		of Class(1)	by Directors(9)

Capital Research and Management Company	7,384,000	(11)	6.53%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	2,513,094	(2,4,7)	2.19%	over $	100,000
George C. Williams, Jr.	445,115	(2,7)	*	over $	100,000
Robert E. Long	42,111	(3)(2)	*	over $	100,000
Independent Directors:
Brooks H. Browne	73,713	(3)	*	over $	100,000
John D. Firestone	61,756	(3,7)	*	over $	100,000
Anthony T. Garcia	88,512	(3)	*	over $	100,000
Ann Torre Grant	10,000	(3)	—		none
Lawrence I. Hebert	51,800		*	over $	100,000
John I. Leahy	47,318		*	over $	100,000
Alex J. Pollock	13,200	(7)(3)	*		$10,001–$50,000
Guy T. Steuart II	354,244		*	over $	100,000
Laura W. van Roijen	60,376	(3,7)	*	over $	100,000
Executive Officers:
Scott S. Binder	585,484	(2,7)	*
Michael J. Grisius	382,778	(2,7)	*
Robert D. Long	235,786	(2,7,10)	*
Penni F. Roll	346,019	(2)	*
Edward H. Ross	101,946		*
John M. Scheurer	989,368	(2)	*
John D. Shulman	305,119	(2)	*
Scott A. Somer	40,979	(2,7)	*
Suzanne V. Sparrow	182,317	(2)	*
Joan M. Sweeney	1,196,452	(2)	1.05%
Paul R. Tanen	271,225	(2)	*

	Number of
Name of	Shares Owned		Percentage
Beneficial Owner	Beneficially(8)		of Class(1)

Thomas H. Westbrook	720,916	(2,7)	*
G. Cabell Williams III	1,132,430	(2,4)	1.00%
All directors and executive officers as a group (25 in number)	9,907,080	(6)	8.26%

  *  Less than 1%

(1)	Based on a total of 113,162,545 shares of our common stock issued and outstanding on June 4, 2003, and 6,845,878 shares of our common stock issuable upon the exercise of immediately exercisable stock options held by individual executive officers and non-officer directors.
(2)	Share ownership for the following directors and executive officers includes:

		Options
		Exercisable
	Owned	Within 60 Days	Allocated to
	Directly	of June 4, 2003	401(k) Plan

Interested Directors:
William L. Walton	444,797	1,814,435	3,724
George C. Williams, Jr.	287,052	158,063	—
Robert E. Long	12,111	30,000
Executive Officers:
Scott S. Binder	77,709	506,191	1,584
Michael J. Grisius	55,346	312,448	14,984
Robert D. Long	19,000	215,786	1,000
Penni F. Roll	83,096	255,108	7,815
John M. Scheurer	279,936	678,423	31,009
John D. Shulman	4,799	300,320	—
Scott A. Somer	742	39,650	587
Suzanne V. Sparrow	78,881	82,236	21,200
Joan M. Sweeney	298,966	884,549	12,937
Paul R. Tanen	5,161	266,064	—
Thomas H. Westbrook	190,541	530,375	—
G. Cabell Williams III	438,284	440,284	92,309

(3)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 10,000 shares for Mr. Pollack and Ms. Grant and 30,000 shares for all others.
(4)	Includes 253,862 shares held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.
(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart II serves as an executive officer.
(6)	Includes a total of 6,845,878 shares underlying stock options exercisable within 60 days of June 4, 2003, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 253,862 shares held by the 401(k) Plan.
(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Williams Jr. — 20,798 shares; Firestone — 2,745 shares; R.D. Long — 15,000 shares; Pollock — 1,000 shares; van Roijen — 4,920 shares; Binder — 273 shares; Grisius — 885 shares; Somer — 257 shares; Westbrook — 16,365 shares.
(8)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(9)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(10)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.
(11)	Information regarding share ownership was obtained from the Schedule 13G that Capital Research and Management Company filed with the SEC on May 15, 2003.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The following table sets forth certain information, as of February 28, 2003, regarding indebtedness to us in excess of $60,000 of any person serving as a director or executive officer of the Company at any time since January 1, 2002. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized as full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2002, the total loans outstanding to such directors and executive officers of the Company was $18,251,087 or 0.7% of the Company’s total assets at December 31, 2002.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide loans to employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers in the future.

	Highest Amount				Amount
	Outstanding	Range of			Outstanding at
Name and Position with Company	During 2002	Interest Rates			February 28, 2003

Interested Directors(1):
William L. Walton, Chairman and CEO	$2,997,228	4.45%	–	6.24%	$2,997,228
George C. Williams, Jr., Director, Chairman Emeritus	1,850,386	5.89%	–	6.24%	1,850,386

Executive Officers:
Joan M. Sweeney, Chief Operating Officer	2,231,157	4.45%	–	6.63%	2,231,157
Penni F. Roll, Chief Financial Officer	1,273,924	4.45%	–	6.24%	1,273,924
Scott S. Binder, Managing Director	979,492	4.66%	–	5.89%	703,869
Michael J. Grisius, Managing Director	277,837	3.91%	–	4.68%	266,988
John M. Scheurer, Managing Director	2,537,259	4.73%	–	6.63%	2,345,719
John D. Shulman, Managing Director	99,991	2.85%	–	2.85%	99,991
Paul R. Tanen, Managing Director	99,994	3.91%	–	3.91%	99,994
Thomas H. Westbrook, Managing Director	2,405,138	4.98%	–	6.24%	1,516,681
G. Cabell Williams III, Managing Director	3,887,054	4.77%	–	6.24%	3,543,410
Suzanne V. Sparrow, Executive Vice President and Secretary	923,112	4.45%	–	6.18%	753,506

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in the common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Internal Revenue Code (i.e., net ordinary investment income, including accrued original issue discount, and net short-term capital gain in excess of net long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only, to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, if we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). We generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of our investment company taxable income and our net capital gains, if any, for each taxable year so that we will not incur federal income or excise taxes on our earnings. We will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled (as determined under applicable Internal Revenue Code rules) by us and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of our subsidiaries to continue to qualify as regulated investment companies could adversely affect our ability to satisfy the Diversification Tests.

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and may have to be distributed to the stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      Although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments. In addition, if we were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we could be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a regulated investment company, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Under new tax legislation, a portion of such distributions of investment company taxable income may constitute “qualified dividends” paid by us. Individual shareholders will incur a lower rate of tax on such qualified dividends than the rate of tax imposed on the remainder of our distributions of investment company taxable income. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in our common stock) that is lower than the maximum rate for other income (excluding other income that constitutes a “qualified dividend”). Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Internal Revenue Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividends) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. Accordingly, investment in us is likely to be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company, such as our investment in Allied Investment Corporation) and that:

•	does not have a class of securities registered on an exchange or a class of securities with respect to which a broker may extend margin credit;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.

      Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test. See “Risk Factors.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the Company or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549.

      As a business development company under the 1940 Act, we are entitled to provide loans to our employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers in the future.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Since we made our business development company election, we have not made any substantial change in the nature of our business.

      Small Business Administration Regulations. Allied Investment Corporation, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958, and has elected to be regulated as a business development company.

      Small business investment companies are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

      We, through Allied Investment, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $113.4 million from the Small Business Administration. At December 31, 2002, the Small Business Administration has a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities, and other specified types of income; (3) meet investment diversification requirements as defined in the Internal Revenue Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Internal Revenue Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

      Compliance with the Sarbanes-Oxley Act of 2002 and NYSE Corporate Governance Regulations. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	Our chief executive officer and chief financial officer must now certify the accuracy of the financial statements contained in our periodic reports;

•	Our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

      The Sarbanes-Oxley Act has required us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, the New York Stock Exchange has proposed corporate governance changes to its listing standards. These new rules become effective after review and approval by the SEC. Some proposed corporate governance changes will become effective immediately upon approval by the SEC, while others require compliance after specified periods, ranging from six months to two years after approval by the SEC.

      We have begun to review our current policies and procedures to determine whether we comply with the New York Stock Exchange’s proposed corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. Effective May 1, 2002, the dividend reinvestment plan was converted from an “opt out” to an “opt in” plan. As a result, if our board of directors declares a cash dividend, then our new shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock. Existing dividend reinvestment plan accounts will not be affected by this amendment and no existing instructions, either to receive cash dividends or to reinvest dividends, will be changed.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. You may change your status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders will be informed of their right to opt into the dividend reinvestment plan in our annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK

      The following summary of our capital stock does not purport to be complete and is subject to, and qualified in its entirety by, our Restated Articles of Incorporation, which we sometimes refer to as our charter. Reference is made to the charter for a detailed description of the provisions summarized below.

      Our authorized capital stock is 200,000,000 shares, $0.0001 par value. Our board of directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At June 4, 2003, there were 113,162,545 shares of common stock outstanding and 9,414,604 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of June 4, 2003:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	113,162,545

      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our board of directors out of funds legally available therefor. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Limitation on Liability of Directors

      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) acts committed in bad faith or active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

     Our charter provides for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

     Our board of directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Maryland Corporate Law

     We are subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

     Allied Investment, our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to 18,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and .5% for due diligence.

      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Our investments are held in safekeeping by Riggs Bank, N.A. at 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, located at 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT PUBLIC ACCOUNTANTS

      The audited consolidated financial statements and schedules as of December 31, 2002, and for the year then ended, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants. For important information about Arthur Andersen LLP, see “Notice Regarding Arthur Andersen LLP” below.

      On March 29, 2002, we selected KPMG LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. We dismissed Arthur Andersen LLP as our independent accountants effective upon completion of the December 31, 2001 audit. The decision to change accountants was approved by our Audit Committee and Board of Directors and was ratified by our stockholders on May 7, 2002.

      In connection with the audits for the 2001 and 2000 fiscal years and through April 3, 2002, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there has been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The reports of Arthur Andersen LLP on our financial statements for fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the emphasis of matter related to the inherent uncertainty of determining the value of investments whose values have been determined by the Board of Directors in good faith in the absence of readily ascertainable market values.

      We had not consulted with KPMG LLP during 2001 or 2000 or the period from January 1, 2002 through March 29, 2002, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion KPMG LLP might issue on our financial statements.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant.

      Our consolidated financial statements as of December 31, 2001 and 2000 and for each of the two years in the two-year period ended December 31, 2001 included in this prospectus were audited by our former independent auditor, Arthur Andersen LLP. However, we have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP with respect to the inclusion of such consolidated financial statements in this prospectus. Under these circumstances, Rule 437a under the Securities Act permits us to file this registration statement without a consent of Arthur Andersen LLP. As a result, you will not be able to sue Arthur Andersen LLP pursuant to Section 11(a) of the Securities Act and therefore your right of recovery under that section may be limited as a result of the lack of the written consent.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	December 31,

	2002	2001
(in thousands, except share and per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2002-$628,535; 2001-$448,797)	$710,587	$504,657
Companies 5% to 25% owned (cost: 2002-$219,124; 2001-$226,020)	255,677	245,561
Companies less than 5% owned (cost: 2002-$863,243; 2001-$879,149)	776,951	844,854

Total private finance	1,743,215	1,595,072
Commercial real estate finance (cost: 2002-$718,312; 2001-$732,636)	744,952	734,518

Total portfolio at value	2,488,167	2,329,590

Deposits of proceeds from sales of borrowed Treasury securities	194,745	48,504
Other assets	100,221	81,730
Cash and cash equivalents	11,186	889

Total assets	$2,794,319	$2,460,713

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$794,200	$876,056
Revolving line of credit	204,250	144,750
Obligations to replenish borrowed Treasury securities	197,027	47,263
Accounts payable and other liabilities	45,771	33,521

Total liabilities	1,241,248	1,101,590

Commitments and contingencies

Preferred stock	7,000	7,000

Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 108,698,409 and 99,607,396 shares issued and outstanding at December 31, 2002 and 2001, respectively	11	10
Additional paid-in capital	1,547,183	1,352,688
Notes receivable from sale of common stock	(24,704)	(26,028)
Net unrealized appreciation on portfolio	39,411	39,981
Distributions in excess of earnings	(15,830)	(14,528)

Total shareholders’ equity	1,546,071	1,352,123

Total liabilities and shareholders’ equity	$2,794,319	$2,460,713

Net asset value per common share	$14.22	$13.57

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2002	2001	2000
(in thousands, except per share amounts)
Interest and related portfolio income
Interest and dividends
Companies more than 25% owned	$40,185	$25,264	$3,077
Companies 5% to 25% owned	28,629	27,656	17,194
Companies less than 5% owned	195,228	187,544	162,036

Total interest and dividends	264,042	240,464	182,307
Premiums from loan dispositions
Companies more than 25% owned	—	1,011	—
Companies 5% to 25% owned	200	400	380
Companies less than 5% owned	2,576	1,093	15,758

Total premiums from loan dispositions	2,776	2,504	16,138
Fees and other income
Companies more than 25% owned	25,344	24,817	2,000
Companies 5% to 25% owned	1,123	230	205
Companies less than 5% owned	16,643	21,095	10,939

Total fees and other income	43,110	46,142	13,144

Total interest and related portfolio income	309,928	289,110	211,589

Expenses
Interest	70,443	65,104	57,412
Employee	33,126	29,656	26,025
Administrative	21,504	15,299	15,435

Total operating expenses	125,073	110,059	98,872

Net investment income before income taxes and net realized and unrealized gains	184,855	179,051	112,717
Income tax expense (benefit)	930	(412)	—

Net investment income before net realized and unrealized gains	183,925	179,463	112,717

Net Realized and Unrealized Gains
Net realized gains (losses)
Companies more than 25% owned	58,444	1,893	—
Companies 5% to 25% owned	866	1,639	(54)
Companies less than 5% owned	(14,373)	(2,871)	15,577

Total net realized gains	44,937	661	15,523
Net unrealized gains (losses)	(571)	20,603	14,861

Total net realized and unrealized gains	44,366	21,264	30,384

Net increase in net assets resulting from operations	$228,291	$200,727	$143,101

Basic earnings per common share	$2.23	$2.19	$1.95

Diluted earnings per common share	$2.20	$2.16	$1.94

Weighted average common shares outstanding — basic	102,107	91,564	73,165

Weighted average common shares outstanding — diluted	103,574	93,003	73,472

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2002	2001	2000
(in thousands, except per share amounts)
Operations
Net investment income before net realized and unrealized gains	$183,925	$179,463	$112,717
Net realized gains	44,937	661	15,523
Net unrealized gains (losses)	(571)	20,603	14,861

Net increase in net assets resulting from operations	228,291	200,727	143,101

Shareholder distributions
Common stock dividends	(229,935)	(186,157)	(135,795)
Preferred stock dividends	(230)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(230,165)	(186,387)	(136,025)

Capital share transactions
Sale of common stock	172,847	286,888	250,912
Issuance of common stock for portfolio investments	—	5,157	86,076
Issuance of common stock upon the exercise of stock options	14,517	10,660	3,309
Issuance of common stock in lieu of cash distributions	6,263	6,331	4,773
Net decrease (increase) in notes receivable from sale of common stock	1,324	(945)	4,378
Net decrease in common stock held in deferred compensation trust	—	—	6,218
Other	871	—	(563)

Net increase in net assets resulting from capital share transactions	195,822	308,091	355,103

Total increase in net assets	$193,948	$322,431	$362,179

Net assets at beginning of year	1,352,123	1,029,692	667,513

Net assets at end of year	$1,546,071	$1,352,123	$1,029,692

Net asset value per common share	$14.22	$13.57	$12.11

Common shares outstanding at end of year	108,698	99,607	85,057

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2002	2001	2000
(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$228,291	$200,727	$143,101
Adjustments
Portfolio investments	(506,376)	(675,172)	(827,025)
Repayments of investment principal	143,167	74,461	111,031
Proceeds from investment sales	213,474	129,980	280,244
Change in accrued or reinvested interest and dividends	(44,665)	(51,554)	(32,245)
Amortization of discounts and fees	(20,592)	(13,929)	(10,101)
Changes in other assets and liabilities	(735)	1,290	3,472
Depreciation and amortization	1,572	994	925
Realized losses	50,625	9,446	13,081
Net unrealized losses (gains)	571	(20,603)	(14,861)

Net cash provided by (used in) operating activities	65,332	(344,360)	(332,378)

Cash flows from financing activities
Sale of common stock	172,847	286,888	250,912
Sale of common stock upon the exercise of stock options	12,136	5,428	319
Collections of notes receivable from sale of common stock	3,706	5,090	6,363
Common dividends and distributions paid	(220,411)	(179,826)	(131,022)
Preferred stock dividends paid	(230)	(230)	(230)
Borrowings under notes payable and debentures	—	175,500	234,598
Repayments on notes payable and debentures	(81,856)	(9,350)	(17,300)
Net borrowings under (repayments on) revolving line of credit	59,500	62,750	(23,500)
Other	(727)	(3,450)	(3,468)

Net cash provided by (used in) financing activities	(55,035)	342,800	316,672

Net increase (decrease) in cash and cash equivalents	$10,297	$(1,560)	$(15,706)

Cash and cash equivalents at beginning of year	889	2,449	18,155

Cash and cash equivalents at end of year	$11,186	$889	$2,449

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Companies More Than 25% Owned
Acme Paging, L.P.	Loan	$3,750	$3,750
(Telecommunications)	Equity Interests	13,274	9,223
	Common Stock (177 shares)	27	27

American Healthcare Services, Inc.	Loan	22,601	22,601
(Healthcare)	Debt Securities	18,061	15,891
	Common Stock (79,567,042 shares)	1,000	—
	Guaranty ($1,967)

Avborne, Inc.	Loan	9,625	9,625
(Business Services)	Preferred Stock (12,500 shares)	14,138	2,300
	Common Stock (27,500 shares)	—	—

Business Loan Express, Inc.	Debt Securities	91,690	91,690
(Financial Services)	Preferred Stock (25,111 shares)	25,111	25,111
	Common Stock (25,503,043 shares)	104,641	140,000
	Guaranty ($51,641 — See Note 3)
	Standby Letters of Credit ($10,550 — See Note 3)

The Color Factory, Inc.	Loan	9,589	9,589
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	1,002
	Common Stock (980 shares)	6,535	6,535

Elmhurst Consulting, LLC	Loan	15,747	15,100
(Business Services)	Equity Interests	5,165	—

Foresite Towers, LLC	Equity Interests	15,522	13,775
(Tower Leasing)

Gordian Group, Inc.	Loan	7,390	7,390
(Business Services)	Common Stock (1,000 shares)	2,088	2,600

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)	700	700
(Business Services)	Preferred Stock (1,451,380 shares)	4,900	2,617
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.(1)	Debt Securities	41,980	41,980
(Consumer Products)	Common Stock (6,890,937 shares)	50,645	138,488

HMT, Inc.	Debt Securities	9,081	9,081
(Business Services)	Preferred Stock (554,052 shares)	2,216	2,216
	Common Stock (300,000 shares)	3,000	3,000
	Warrants	1,155	1,155

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Housecall Medical Resources, Inc.	Loan	$14,928	$14,928
(Healthcare)	Preferred Stock (3,890,344 shares)	3,889	3,889
	Common Stock (864,000 shares)	86	86

Litterer Beteiligungs-GmbH(3)	Debt Securities	1,286	1,286
(Business Services)	Equity Interest	358	358

MVL Group, Inc.	Loan	19,450	18,967
(Business Services)	Debt Securities	16,270	16,270
	Common Stock (648,661 shares)	—	—

Powell Plant Farms, Inc.	Loan	24,964	24,964
(Consumer Products)	Debt Securities	19,224	9,709
	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Redox Brands, Inc.	Loan	3,000	3,000
(Consumer Products)	Debt Securities	9,842	9,842
	Preferred Stock (2,404,086 shares)	6,965	6,965
	Warrants	584	1,450

Staffing Partners Holding	Debt Securities	6,304	6,304
Company, Inc.	Preferred Stock (439,600 shares)	4,968	3,807
(Business Services)	Common Stock (50,200 shares)	50	—
	Warrants	10	—

STS Operating, Inc.	Preferred Stock (5,769,424 shares)	6,525	6,525
(Industrial Products)	Common Stock (3,000,000 shares)	3,177	3,177

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	2,614

Total companies more than 25% owned		$628,535	$710,587

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans	$16,625	$16,625
(Consumer Products)	Preferred Stock (2,024 shares)	2,024	2,024
	Common Stock (1,400 shares)	140	140

Autania AG(1,3)	Common Stock (250,000 shares)	2,169	2,477
(Industrial Products)

Border Foods, Inc.	Debt Securities	9,383	9,383
(Consumer Products)	Preferred Stock (50,919 shares)	2,000	2,000
	Warrants	665	665

CBA-Mezzanine Capital Finance, LLC	Loan	3,949	3,949
(Financial Services)

CorrFlex Graphics, LLC	Debt Securities	11,951	11,951
(Business Services)	Warrants	—	19,332
	Options	—	1,669

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

CyberRep	Loan	$1,264	$1,264
(Business Services)	Debt Securities	14,868	14,868
	Warrants	660	8,236

The Debt Exchange Inc.	Preferred Stock (921,875 shares)	1,250	1,250
(Business Services)

EDM Consulting, LLC	Debt Securities	1,802	286
(Business Services)	Equity Interests	250	—

International Fiber Corporation	Debt Securities	22,606	22,606
(Industrial Products)	Common Stock (1,029,069 shares)	5,483	6,816
	Warrants	550	684

Liberty-Pittsburgh Systems, Inc.	Debt Securities	3,500	3,500
(Business Services)	Common Stock (123,929 shares)	142	67

Logic Bay Corporation	Preferred Stock (1,131,222 shares)	5,000	—
(Business Services)

Magna Card, Inc.	Debt Securities	153	153
(Consumer Products)	Preferred Stock (1,875 shares)	94	94
	Common Stock (4,687 shares)	—	—

Master Plan, Inc.	Loan	959	959
(Business Services)	Common Stock (156 shares)	42	650

MortgageRamp, Inc.	Common Stock (772,000 shares)	3,860	3,860
(Business Services)

Morton Grove Pharmaceuticals,	Loan	16,356	16,356
Inc.	Preferred Stock (106,947 shares)	6,098	14,526
(Consumer Products)

Nobel Learning Communities,	Debt Securities	9,755	9,755
Inc.(1)	Preferred Stock (1,063,830 shares)	2,000	2,000
(Education)	Warrants	575	245

Packaging Advantage Corporation	Debt Securities	14,234	14,234
(Business Services)	Common Stock (232,168 shares)	2,386	2,386
	Warrants	963	963

Professional Paint, Inc.	Debt Securities	22,791	22,791
(Consumer Products)	Preferred Stock (15,000 shares)	19,534	19,534
	Common Stock (110,000 shares)	69	5,000

Progressive International	Debt Securities	3,968	3,968
Corporation	Preferred Stock (500 shares)	500	500
(Consumer Products)	Common Stock (197 shares)	13	13
	Warrants	—	—

Prosperco Finanz Holding AG(3)	Convertible Debentures	7,166	7,166
(Financial Services)	Common Stock (1,528 shares)	1,059	608
	Warrants	—	—

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Total Foam, Inc.	Debt Securities	$258	$124
(Industrial Products)	Common Stock (164 shares)	10	—

Total companies 5% to 25% owned		$219,124	$255,677

Companies Less Than 5% Owned
ACE Products, Inc.	Loans	$17,164	$12,969
(Industrial Products)

Advantage Sales and Marketing,	Debt Securities	10,603	10,603
Inc.	Warrants	382	1,455
(Business Services)

Alderwoods Group, Inc.(1)	Common Stock (357,568 shares)	5,006	1,695
(Consumer Services)

Allied Office Products, Inc.	Common Stock (31,333 shares)	7,695	50
(Business Services)

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

ASW Holding Corporation	Warrants	25	25
(Industrial Products)

Bakery Chef, Inc.	Loans	18,213	18,213
(Consumer Products)

Blue Rhino Corporation(1)	Debt Securities	14,018	14,018
(Consumer Products)	Warrants	1,200	18,550

Camden Partners Strategic Fund II, L.P.(4)	Limited Partnership Interest	2,474	2,308
(Private Equity Fund)

Candlewood Hotel Company(1)	Preferred Stock (3,250 shares)	3,250	748
(Hospitality)

Celebrities, Inc.	Loan	208	208
(Broadcasting & Cable)	Warrants	12	492

Clif Bar, Inc.	Loan	24,894	24,894
(Consumer Products)

Colibri Holding Corporation	Loans	3,490	3,490
(Consumer Products)	Preferred Stock (237 shares)	248	248
	Common Stock (3,362 shares)	1,250	1,088
	Warrants	290	252

Component Hardware Group, Inc.	Debt Securities	11,286	11,286
(Industrial Products)	Preferred Stock (18,000 shares)	2,223	2,223
	Common Stock (2,000 shares)	200	500

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Cooper Natural Resources, Inc.	Loan	$299	$299
(Industrial Products)	Debt Securities	1,884	1,884
	Preferred Stock (6,316 shares)	1,427	1,427
	Warrants	832	832

Coverall North America, Inc.	Loan	12,405	12,405
(Business Services)	Debt Securities	6,424	6,424

CPM Acquisition Corporation	Loan	10,212	10,212
(Industrial Products)

CTT Holdings	Loan	1,500	1,500
(Consumer Products)

Drilltec Patents & Technologies	Loan	10,918	—
Company, Inc.	Debt Securities	1,500	—
(Industrial Products)

eCentury Capital Partners, L.P.(4)	Limited Partnership Interest	2,500	839
(Private Equity Fund)

Elexis Beta GmbH(3)	Options	426	310
(Industrial Products)

Eparfin S.A.(3)	Loan	29	29
(Consumer Products)

E-Talk Corporation	Debt Securities	8,852	300
(Business Services)	Warrants	1,157	—

Executive Greetings, Inc.	Debt Securities	18,830	16,500
(Business Services)	Warrants	360	—

Fairchild Industrial Products	Debt Securities	5,942	5,942
Company	Warrants	280	—
(Industrial Products)

Frozen Specialities, Inc.	Debt Securities	9,915	9,915
(Consumer Products)	Warrants	434	434

Galaxy American	Debt Securities	48,989	20,000
Communications, LLC	Options	—	—
(Broadcasting & Cable)	Standby Letter of Credit ($750)

Garden Ridge Corporation	Debt Securities	27,198	25,667
(Retail)	Preferred Stock (1,130 shares)	1,130	—
	Common Stock (847,800 shares)	613	—

GC-Sun Holdings II, LP (Kar Products, LP)	Loans	7,780	7,780
(Business Services)

Gibson Guitar Corporation	Debt Securities	17,952	17,952
(Consumer Products)	Warrants	525	2,325

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Ginsey Industries, Inc.	Loans	$5,000	$5,000
(Consumer Products)	Convertible Debentures	500	500
	Warrants	—	1,586

Global Communications, LLC	Loan	2,000	2,000
(Business Services)	Debt Securities	16,247	16,247
	Preferred Equity Interest	14,067	14,067
	Options	1,639	1,639

Grant Broadcasting Systems II	Warrants	87	3,000
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(4)	Limited Partnership Interest	3,100	1,961
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities	27,690	27,690
(Consumer Products)	Common Stock (200,000 shares)	2,000	2,000
	Warrants	2,613	2,613

Haven Eldercare of New England, LLC	Loan	35,692	35,692
(Healthcare)

Headwaters Incorporated(1)	Loan	9,953	9,953
(Industrial Products)

Hotelevision, Inc.	Preferred Stock (315,100 shares)	315	—
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (35,228 shares)	1,219	2,103
(Business Services)

Impact Innovations Group, LLC	Debt Securities	6,797	3,523
(Business Services)	Warrants	1,674	—

Intellirisk Management Corporation	Loans	23,276	23,276
(Business Services)

Interline Brands, Inc.	Debt Securities	34,040	34,040
(Business Services)	Preferred Stock (199,313 shares)	1,849	1,849
	Common Stock (15,615 shares)	139	139
	Warrants	1,181	1,181

Jakel, Inc.	Loan	23,307	10,130
(Industrial Products)

JRI Industries, Inc.	Debt Securities	2,045	2,045
(Industrial Products)	Warrants	74	44

Julius Koch USA, Inc.	Warrants	259	7,000
(Industrial Products)

Kirker Enterprises, Inc.	Equity Interest	4	4
(Industrial Products)	Warrants	348	3,501

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Kirkland’s, Inc.(1)	Common Stock (240,442 shares)	$66	$2,445
(Retail)

Kyrus Corporation	Debt Securities	6,910	6,910
(Business Services)	Warrants	348	450

Love Funding Corporation	Preferred Stock (26,000 shares)	359	213
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	500
(Business Services)	Warrants	—	—

MedAssets, Inc.	Debt Securities	15,880	15,880
(Business Services)	Preferred Stock (260,417 shares)	2,049	2,049
	Warrants	136	180

Mid-Atlantic Venture Fund IV, L.P.(4)	Limited Partnership Interest	3,975	2,140
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Norstan Apparel Shops, Inc.	Debt Securities	11,807	11,807
(Retail)	Common Stock (29,622 shares)	4,750	4,750
	Warrants	655	655

North American Archery, LLC	Loans	1,390	840
(Consumer Products)	Convertible Debentures	2,248	59
	Guaranty ($1,020)

Northeast Broadcasting Group, L.P.	Debt Securities	264	264
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(4)	Limited Partnership Interest	690	540
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities	11,205	11,205
(Business Services)	Warrants	900	1,700

Onyx Television GmbH(3)	Preferred Units (120,000 shares)	201	—
(Broadcasting & Cable)

Opinion Research Corporation(1)	Debt Securities	14,359	14,359
(Business Services)	Warrants	996	641

Oriental Trading Company, Inc.	Preferred Equity Interest	1,751	1,751
(Consumer Products)	Common Equity Interest	—	2,600

Outsource Partners, Inc.	Debt Securities	24,104	24,104
(Business Services)	Warrants	826	1,000

Pico Products, Inc.	Loan	1,406	1,406
(Industrial Products)

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Polaris Pool Systems, Inc.	Debt Securities	$10,752	$10,752
(Consumer Products)	Warrants	1,145	1,145

Proeducation GmbH(3)	Loan	308	121
(Education)

Raytheon Aerospace, LLC	Debt Securities	5,209	5,209
(Business Services)	Equity Interest	—	350

Scitor Corporation	Loan	22,058	22,058
(Business Services)

Simula, Inc.(1)	Loan	21,192	21,192
(Industrial Products)

Soff-Cut Holdings, Inc.	Debt Securities	9,194	9,194
(Industrial Products)	Preferred Stock (300 shares)	300	300
	Common Stock (2,000 shares)	200	200

Southwest PCS, LLC	Loan	1,250	1,250
(Telecommunications)

Spa Lending Corporation	Preferred Stock (28,672 shares)	429	306
(Recreation)

Startec Global Communications Corporation(1)	Loan	25,715	25,715
(Telecommunications)	Debt Securities	20,670	—

SunStates Refrigerated Services,	Loans	4,642	1,490
Inc.	Debt Securities	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities	12,973	9,949
(Retail)	Equity Interests	3,747	—
	Warrants	162	—

Tubbs Snowshoe Company, LLC	Debt Securities	3,928	3,928
(Consumer Products)	Equity Interests	500	500
	Warrants	54	54

United Pet Group, Inc.	Debt Securities	9,056	9,056
(Consumer Products)	Warrants	85	235

Updata Venture Partners II, L.P.(4)	Limited Partnership Interest	1,602	4,148
(Private Equity Fund)

Venturehouse Group, LLC(4)	Equity Interest	667	69
(Private Equity Fund)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,178	529
(Private Equity Fund)

Warn Industries, Inc.	Debt Securities	11,531	11,531
(Consumer Products)	Warrants	1,429	3,379

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2002
Portfolio Company
(in thousands, except number of shares)	Investment(2)	Cost	Value

Wilshire Restaurant Group, Inc.	Debt Securities	$16,180	$16,180
(Retail)	Warrants	735	541

Wilton Industries, Inc.	Loan	12,000	12,000
(Consumer Products)

Woodstream Corporation	Loan	2,621	2,621
(Consumer Products)	Debt Securities	7,677	7,677
	Equity Interests	1,700	4,547
	Warrants	450	1,203

Total companies less than 5% owned		$863,243	$776,951

Total private finance (123 portfolio companies)		$1,710,902	$1,743,215

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2002
	Stated
(in Thousands)	Interest	Face	Cost	Value

Commercial Real Estate Finance

Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$50,404	$25,162	$22,924
Morgan Stanley Capital I, Series 1999-RM1	6.4%	47,566	19,491	19,627
COMM 1999-1	5.7%	70,159	33,771	34,720
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	33,485	14,040	13,132
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	74,140	31,209	31,931
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	31,884	14,316	14,954
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	25,872	9,863	11,110
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	33,380	13,908	15,077
FUNB CMT, Series 1999-C4	6.5%	39,283	15,706	16,253
Heller Financial, HFCMC Series 2000 PH-1	6.6%	42,442	16,767	17,891
SBMS VII, Inc., Series 2000-NL1	7.2%	18,549	9,218	9,889
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	35,773	16,658	17,717
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	34,935	14,803	15,901
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	31,820	11,095	12,678
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	35,847	13,760	15,322
JP Morgan-CIBC-Deutsche 2001	5.8%	39,933	15,795	16,810
Lehman Brothers-UBS Warburg 2001-C2	6.4%	42,014	17,482	19,313
SBMS VII, Inc., Series 2001-C1	6.1%	35,536	12,579	13,377
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	39,012	16,195	17,350
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	40,150	15,583	16,628
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	37,178	12,912	13,837
SBMS VII, Inc., Series 2001-C2	6.2%	31,369	11,631	12,520
FUNB CMT, Series 2002-C1	6.0%	38,238	16,846	18,416
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	80,490	44,722	52,589
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	62,703	34,988	39,154
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	76,687	40,309	40,817
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	44,345	24,862	25,582

Total commercial mortgage-backed securities		$1,173,194	$523,671	$555,519

Collateralized Debt Obligation Preferred Shares
Crest 2001-1, Ltd.(3)			$23,372	$23,372
Crest 2002-1, Ltd.(3)			23,557	23,557
Crest 2002-IG, Ltd.(3)			4,883	4,883
Crest Clarendon Street 2002-1, Ltd.(3)			1,006	1,006

Total collateralized debt obligation preferred shares			$52,818	$52,818

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	12	$10,190	$11,557
	7.00%–8.99%	17	26,419	24,298
	9.00%–10.99%	7	7,764	7,764
	11.00%–12.99%	10	14,281	13,494
	13.00%–14.99%	7	7,847	6,549
	15.00% and above	1	45	45

Total commercial mortgage loans		54	$66,546	$63,707

Residual Interest			$69,335	$69,035
Real Estate Owned			5,942	3,873

Total commercial real estate finance			$718,312	$744,952

Total portfolio			$2,429,214	$2,488,167

(1)	Public company.
(2)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(3)	Non-U.S. company.
(4)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. In April 2001, ACC established a subsidiary, A.C. Corporation (“AC Corp”), which provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      ACC also owned Allied Capital SBLC Corporation (“Allied SBLC”), a BDC licensed by the Small Business Administration (“SBA”) as a Small Business Lending Company and a participant in the SBA Section 7(a) Guaranteed Loan Program. On December 31, 2000, ACC acquired BLC Financial Services, Inc. as a private portfolio company, which then changed its name to Business Loan Express, Inc. (“BLX”). As a part of the transaction, Allied SBLC was recapitalized as an independently managed, private portfolio company on December 28, 2000, and ceased to be a consolidated subsidiary of the Company at that time. Allied SBLC was then subsequently merged into BLX. The results of the operations of Allied SBLC are included in the consolidated financial results of ACC and its subsidiaries for 2000 through December 27, 2000.

      Allied Capital Corporation and its subsidiaries, collectively, are hereinafter referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests primarily in private companies in a variety of industries and non-investment grade commercial mortgage-backed securities (“CMBS”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2001 and 2000 balances to conform with the 2002 financial statement presentation.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

      During 2002, the Company revised its financial statement presentation to provide additional detail for the private finance portfolio and the interest and related portfolio income and net realized gains or losses by presenting these balances in the three categories described below. The 2001 and 2000 financial statements have been revised to conform to the 2002 presentation.

      The private finance portfolio and the interest and related portfolio income and net realized gains or losses earned on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains or losses from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

Valuation Of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of primarily private companies and non-investment grade CMBS. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the board of directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the company does not currently support the cost of the Company’s debt or equity investments. Conversely, the Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status classified as Grade 4 or Grade 5 assets do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company if such companies are in need of additional capital. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using the effective interest method. Prepayment premiums are recorded on loans when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest rate earned plus the annual amortization of loan origination fees, original issue discount and market discount earned on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Commercial Mortgage-Backed Securities (“CMBS”)

      CMBS bonds are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based upon historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable market yields for similar CMBS bonds. The Company’s assumption with regard to discount rate for determining fair value is based on the yield of comparable securities. The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in estimates of future credit losses, actual losses incurred, or actual and estimated prepayment speeds. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield is changed. The Company recognizes unrealized appreciation or depreciation on its CMBS bonds as comparable yields in the market change and based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

Residual Interest

      The Company values its residual interest from a previous securitization and recognizes income using the same accounting policies used for the CMBS bonds. The residual interest is carried at fair value based on discounted estimated future cash flows. The Company recognizes income from the residual interest using the effective interest method. At each reporting date, the effective yield is recalculated and used to recognize income until the next reporting date.

Net Realized and Unrealized Gains or Losses

      Realized gains or losses are measured by the difference between the net proceeds from the sale and the cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the year, net of recoveries. Unrealized gains or losses reflect the change in portfolio investment values during the reporting period.

Fee Income

      Fee income includes fees for diligence, structuring, transaction services, management services, and investment advisory services rendered by the Company to portfolio companies and other third parties. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

Deferred Financing Costs

      Financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      At December 31, 2002, the Company has a stock-based employee compensation plan, which is described more fully in Note 10. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

	2002	2001	2000
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$228,291	$200,727	$143,101
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(6,863)	(7,207)	(5,385)

Pro forma net increase in net assets resulting from operations	221,428	193,520	137,716
Less preferred stock dividends	(230)	(230)	(230)

Pro forma income available to common shareholders	$221,198	$193,290	$137,486

Basic earnings per common share:
As reported	$2.23	$2.19	$1.95
Pro forma	$2.17	$2.11	$1.88
Diluted earnings per common share:
As reported	$2.20	$2.16	$1.94
Pro forma	$2.14	$2.08	$1.87

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Black-Scholes option pricing model, with the following weighted average assumptions for grants:

	2002	2001	2000

Risk-free interest rate	3.2%	4.0%	6.5%
Expected life	5.0	5.0	5.0
Expected volatility	39.7%	33.0%	34.0%
Dividend yield	8.5%	8.0%	8.7%
Weighted average fair value per option	$3.78	$3.24	$3.02

Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a provision for income taxes as appropriate.

Per Share Information

      Basic earnings per share is calculated using the weighted average number of shares outstanding for the period presented. Diluted earnings per share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $2,488,167,000 and $2,329,590,000 as of December 31, 2002 and 2001, respectively (89% and 95%, respectively, of total assets). Substantially all of these investments represent investments whose fair values have been determined by the board of directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the board of directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

New Accounting Pronouncements

      In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the Interpretation) which expands on the accounting guidance of Statements No. 5, 57 and 107 and incorporates without change the provisions of FASB Interpretation No. 34, which is being superceded. The Interpretation will significantly change current practice in the accounting for and disclosure of guarantees. Guarantees meeting the characteristics described in the Interpretation are to be recognized at fair value and significant disclosure rules have been implemented even if the likelihood of the guarantor making payments is remote. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002, while the initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Certain guarantees are excluded from the initial recognition provisions of the Interpretation, however specific disclosures are still required. The Company does not expect that the initial recognition provisions will have a significant effect on the Company’s financial position or its results of operations. See Note 5 for the disclosures related to the Company’s guarantees.

      In December 2002, the FASB issued Statement No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure — an Amendment of FASB Statement No. 123. This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has not yet determined if it will adopt the provisions to expense the costs related to stock-based employee compensation. In addition, this statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements of the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The disclosure requirements are effective for these financial statements and have been included above.

Note 3. Portfolio

Private Finance

      At December 31, 2002 and 2001, the private finance portfolio consisted of the following:

	2002			2001

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
Loans and debt securities	$1,272,401	$1,151,256	14.4%	$1,169,673	$1,107,890	14.8%
Equity interests	438,501	591,959		384,293	487,182

Total	$1,710,902	$1,743,215		$1,553,966	$1,595,072

      Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. Private finance investments are generally issued by privately-owned companies and are generally illiquid and subject to restrictions on resale or transferability.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary. At December 31, 2002 and 2001, approximately 95% and 98%, respectively, of the Company’s loans and debt securities had fixed interest rates.

      Equity interests consist primarily of securities issued by privately owned companies and may be subject to restrictions on their resale or may be otherwise illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate gain on sale.

      The Company may acquire more than 50% of the common stock of a portfolio company in a control buyout transaction. The Company’s most significant investments acquired through control buyout transactions at December 31, 2002 and 2001, were Business Loan Express, Inc., The Hillman Companies, Inc., and WyoTech Acquisition Corporation.

      At December 31, 2002 and 2001, the Company had an investment at value totaling $256,801,000 and $227,449,000, respectively, in Business Loan Express, Inc. (“BLX”), a small business lender that participates in the U.S. Small Business Administration 7(a) Guaranteed Loan Program. At December 31, 2002, the Company owned 94.9% of BLX’s common stock. The Company’s common stock ownership is subject to dilution by management options. As the controlling shareholder of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, accrued interest and other fees) on BLX’s three-year unsecured $124,000,000 revolving credit facility that matures in March 2004. The amount guaranteed by the Company at December 31, 2002, was $51,641,000. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2002. In consideration for providing this guaranty, BLX paid the Company a guaranty fee of $3,100,000 and $2,285,000 in 2002 and 2001, respectively. The Company has also provided two standby letters of credit in connection with two term securitization transactions completed by BLX totaling $10,550,000. BLX is headquartered in New York, NY.

      At December 31, 2002 and 2001, the Company had an investment in The Hillman Companies, Inc. totaling $180,468,000 and $97,227,000 at value, respectively. At December 31, 2002, the Company owned 96.8% of Hillman’s common stock. The Company’s common stock ownership is subject to dilution by management options. Hillman is a leading manufacturer of key making equipment and distributor of key blanks, fasteners, signage, and other small hardware components and operates in multiple channels of the retail marketplace such as hardware stores, national and regional home centers, and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

mass merchants. Hillman has certain patent-protected products, including key duplication technology, that is important to its business. Hillman’s primary operations are located in Cincinnati, Ohio.

      At December 31, 2001, the Company had an investment in WyoTech Acquisition Corporation at value totaling $60,388,000. WyoTech is a proprietary trade school and its primary operations are in Laramie, Wyoming. On July 1, 2002, the Company completed the sale of WyoTech Acquisition Corporation to a third party. The Company’s total proceeds from the sale of WyoTech, including the repayment of debt and preferred stock and the sale of the Company’s 91% common equity ownership, were $77,230,000, resulting in a realized gain of $60,755,000 in the third quarter of 2002. The sale of WyoTech is subject to post-closing working capital adjustments, if any, and customary indemnification provisions.

      Total interest and portfolio related income earned from the Company’s investments in BLX, Hillman, and WyoTech for the year ended December 31, 2002, was $53,137,000.

      At December 31, 2002 and 2001, loans and debt securities in workout status (classified as Grades 4 and 5 under the Company’s internal grading system) that were not accruing interest were as follows at value:

	2002	2001
(in thousands)
Companies more than 25% owned	$9,709	$153
Companies 5% to 25% owned	411	3,418
Companies less than 5% owned	65,931	77,354

Total	$76,051	$80,925

      Included in Grade 4 and 5 loans and debt securities not accruing interest were assets valued at $8,905,000 at December 31, 2001, that were related to portfolio companies in liquidation. As of December 31, 2002, $7,646,000 at value representing receivables related to portfolio companies in liquidation were included in other assets.

      In addition to Grade 4 and 5 assets that are in workout, the Company may not accrue interest on loans and debt securities to companies that are more than 50% owned by the Company if such companies are in need of additional capital and, therefore, the Company may defer current debt service. Loans and debt securities to such companies totaled $63,577,000 at value at December 31, 2002. Loans to companies which are less than 50% owned by the Company that were not in workout, but were not accruing interest totaled $7,166,000 and $12,819,000 at value at December 31, 2002 and 2001, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The industry and geographic compositions of the private finance portfolio at value at December 31, 2002 and 2001, were as follows:

	2002	2001

Industry
Consumer products	34%	28%
Business services	26	22
Financial services	16	15
Industrial products	9	10
Healthcare services	5	3
Retail	4	5
Telecommunications	2	4
Broadcasting & cable	1	4
Education	1	5
Other	2	4

Total	100%	100%

Geographic Region
Mid-Atlantic	45%	43%
Midwest	16	17
Southeast	16	14
West	15	19
Northeast	7	5
International	1	2

Total	100%	100%

Commercial Real Estate Finance

      At December 31, 2002 and 2001, the commercial real estate finance portfolio consisted of the following:

	2002			2001

	Cost	Value	Yield	Cost	Value	Yield
($ in thousands)
CMBS bonds	$523,671	$555,519	14.2%	$558,346	$558,346	14.7%
Collateralized debt obligation preferred shares	52,818	52,818	17.2%	24,207	24,207	16.9%
Loans	66,546	63,707	7.5%	76,120	79,597	7.7%
Residual interest	69,335	69,035	9.4%	70,179	69,879	9.4%
Real estate owned	5,942	3,873		3,784	2,489

Total	$718,312	$744,952		$732,636	$734,518

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      CMBS Bonds. At December 31, 2002 and 2001, CMBS bonds consisted of the following:

	2002	2001
($ in thousands)
Face	$1,173,194	$1,170,272
Original issue discount	(649,523)	(611,926)

Cost	$523,671	$558,346

Value	$555,519	$558,346

      The non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages generally is allocated first to the senior tranches, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche will bear this loss first. At December 31, 2002, the Company’s CMBS bonds were subordinate to 91% to 97% of the tranches of bonds issued in various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of principal, the Company invests in these CMBS bonds at a significant discount from the face amount of the bonds.

      The underlying rating classes of the CMBS bonds at value at December 31, 2002, and 2001 were as follows:

	2002		2001

		Percentage		Percentage
	Value	of Total	Value	of Total
($ in thousands)
BB+	$49,811	9.0%	$24,785	4.4%
BB	39,011	7.0	69,404	12.4
BB-	22,030	4.0	67,460	12.1
B+	121,038	21.8	103,560	18.6
B	141,998	25.6	131,362	23.5
B-	83,493	15.0	73,572	13.2
CCC	8,634	1.5	8,893	1.6
Unrated	89,504	16.1	79,310	14.2

Total	$555,519	100.0%	$558,346	100.0%

      At December 31, 2002 and 2001, the underlying pools of mortgage loans that are collateral for the Company’s CMBS bonds consisted of approximately 4,500 and 3,800 commercial mortgage loans with a total outstanding principal balance of $24,974,035,000 and $20,548,643,000, respectively. At December 31, 2002 and 2001, 1.0% and 0.5%, respectively, of the mortgage loans in the underlying collateral pool for the Company’s CMBS bonds were over 30 days delinquent or were classified as real estate owned. The property types and the geographic composition of the underlying mortgage loans in the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

underlying collateral pool calculated using the outstanding principal balance at December 31, 2002 and 2001, were as follows:

	2002	2001

Property Type
Retail	32%	31%
Housing	27	27
Office	21	22
Industrial Real Estate	7	6
Hospitality	6	7
Other	7	7

Total	100%	100%

Geographic Region
West	31%	32%
Mid-Atlantic	25	24
Midwest	22	21
Southeast	17	17
Northeast	5	6

Total	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market (including competition for tenants and their related credit quality) and changes in market rental rates. The initial yield on each CMBS bond has been computed assuming an approximate 1% loss rate on its entire underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond ages, the amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as necessary. As of December 31, 2002, the Company has identified specific losses of $27,980,000, which will reduce the face amount and original issue discount on the CMBS bonds, but will not result in a change in the cost and value of the CMBS bonds. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      The Company acts as the directing certificate holder for the CMBS bonds, which allows the Company to approve disposition plans for individual loans in the underlying collateral pool.

      Collateralized Debt Obligation Preferred Shares. At December 31, 2002, the Company owned preferred shares in four collateralized debt obligations (“CDOs”) totaling $52,818,000 at value secured by investment grade unsecured debt issued by various real estate investment trusts (“REITs”) and investment and non-investment grade CMBS bonds. The investment grade REIT collateral consists of debt with a cut-off balance of $1,017,553,000 and was issued by 42 REITs. The investment grade CMBS collateral

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

consists of CMBS bonds with a face amount of $479,021,000 issued in 39 separate CMBS transactions. The non-investment grade CMBS collateral consists of BB+, BB, and BB– CMBS bonds with a face amount of $463,426,000 issued in 39 separate CMBS transactions (“CMBS Collateral”). Included in the CMBS Collateral for the CDOs are $397,872,000 of CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held by the Company, which were issued in 23 separate CMBS transactions. The preferred shares are junior in priority for payment of principal and interest to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the preferred shares will bear this loss first. At December 31, 2002, the Company’s preferred shares in the CDOs were subordinate to approximately 96% of the more senior tranches of debt issued by the CDOs.

      The Company acts as the disposition consultant with respect to three of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services with respect to the CDOs, the Company collects annual fees based on the outstanding collateral pool balance, and for the years ended December 31, 2002 and 2001, this fee totaled $526,000 and $108,000, respectively.

      Loans. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2002 and 2001, approximately 84% and 16% and 76% and 24% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2002 and 2001, loans with a value of $13,016,000 and $15,241,000, respectively, were not accruing interest.

      The property types and the geographic composition securing the commercial mortgage loan portfolio at value at December 31, 2002 and 2001, were as follows:

	2002	2001

Property Type
Hospitality	23%	25%
Retail	21	21
Office	20	34
Healthcare	15	—
Recreation	3	4
Other	18	16

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

	2002	2001

Geographic Region
Southeast	40%	36%
West	20	20
Mid-Atlantic	17	23
Midwest	12	16
Northeast	11	5

Total	100%	100%

      Residual Interest. At December 31, 2002 and 2001, the residual interest consisted of the following:

	2002		2001

	Cost	Value	Cost	Value
(in thousands)
Residual interest	$68,853	$68,853	$68,853	$68,853
Residual interest spread	482	182	1,326	1,026

Total	$69,335	$69,035	$70,179	$69,879

      The residual interest primarily consists of a retained interest totaling $68,853,000 from a 1998 asset securitization whereby bonds were sold in three classes rated AAA, AA and A. The residual interest represents a right to cash flows from the underlying collateral pool of loans after these senior bond obligations are satisfied. At December 31, 2002, one class of bonds rated AAA was outstanding, totaling $17,640,000. The Company has the right to call the bonds upon a minimum of ten days notice to the bondholders. Once the bonds are fully repaid, either through the cash flows from the securitized loans or due to the Company calling the bonds, the remaining loans in the trust will be returned to the Company as payment on the residual interest.

      The Company sold $295 million of loans, and received cash proceeds, net of costs, of approximately $223 million in January 1998. The Company retained a trust certificate for its residual interest in a loan pool sold, and will receive interest income from this residual interest as well as the residual interest spread (“Residual”) from the interest earned on the loans sold less the interest paid on the bonds over the life of the bonds. As of December 31, 2002 and 2001, the mortgage loan pool had an approximate weighted average stated interest rate of 8.8% and 9.3% respectively. The outstanding bond classes sold had an aggregate weighted average interest rate of 6.7% and 6.6% as of December 31, 2002 and 2001, respectively.

      The Company uses a discounted cash flow methodology for determining the fair value of its retained Residual. In determining the cash flow of the Residual, the Company assumes a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $813,000 of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions result in an expected weighted average life of the bonds of four months. The value of the resulting Residual cash flows is then determined by applying a discount rate of 9% which, in the Company’s view, is commensurate with the market risk of comparable assets.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      Tax Basis. At December 31, 2002, the aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $302,965,000. At December 31, 2002, the aggregate gross unrealized depreciation of the Company’s investments under cost for federal income tax purposes was $196,181,000. At December 31, 2002, the aggregate cost of securities, for federal income tax purposes was $2,381,383,000.

Note 4. Debt

      At December 31, 2002 and 2001, the Company had the following debt:

	2002		2001

	Facility	Amount	Facility	Amount
	Amount	Drawn	Amount	Drawn
(in thousands)
Notes payable and debentures:
Unsecured long-term notes payable	$694,000	$694,000	$694,000	$694,000
SBA debentures	101,800	94,500	101,800	94,500
Auction rate reset note	—	—	81,856	81,856
OPIC loan	5,700	5,700	5,700	5,700

Total notes payable and debentures	801,500	794,200	883,356	876,056

Revolving line of credit	527,500	204,250	497,500	144,750

Total	$1,329,000	$998,450	$1,380,856	$1,020,806

Notes Payable and Debentures

      Unsecured Long-Term Notes Payable. The Company issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At December 31, 2002, the notes had remaining maturities of five months to four years. The weighted average fixed interest rate on the notes was 7.6% at December 31, 2002 and 2001. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      SBA Debentures. At December 31, 2002 and 2001, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 8.2% and 2.4% to 8.2%, respectively. At December 31, 2002, the debentures had remaining maturities of two to nine years. The weighted average interest rate was 7.0% and 6.7% at December 31, 2002 and 2001, respectively. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. At December 31, 2002, the Company has a commitment from the SBA to borrow up to an additional $7,300,000 above the amount outstanding. The commitment expires on September 30, 2005.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

      Auction Rate Reset Note. At December 31, 2001, the Company had an Auction Rate Reset Senior Note Series A that bore interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.75%, which adjusted quarterly. Interest was due quarterly and the note matured on December 27, 2002. The Company repaid the note in full at maturity.

      The Company has entered into an agreement with the placement agent of this note to serve as the placement agent on a future issuance of $75,000,000 of debt, equity, or other securities in one or more public or private transactions. If the Company does not conduct a capital raise, the Company will incur additional expenses of approximately $3,188,000.

      Scheduled future maturities of notes payable and debentures at December 31, 2002, are as follows:

Amount Maturing
Year	(in thousands)

2003	$140,000
2004	221,000
2005	179,000
2006	180,700
2007	—
Thereafter	73,500

Total	$794,200

Revolving Line of Credit

      The Company has an unsecured revolving line of credit for $527,500,000 at December 31, 2002. The facility may be expanded up to $600,000,000 at the Company’s option. The facility bears interest at a rate equal to (i) the one-month LIBOR plus 1.25%, (ii) the Bank of America, N.A. prime rate, or (iii) the Federal Funds rate plus 0.50% at the Company’s option. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. The interest rates were 2.7% and 3.2% at December 31, 2002 and 2001, respectively, and the facility requires an annual commitment fee equal to 0.25% of the committed amount. The line expires in August 2003 and may be extended under substantially similar terms for one additional year at the Company’s sole option. The line of credit requires monthly interest payments and all principal is due upon its expiration.

      The average debt outstanding on the revolving line of credit was $68,266,000 and $106,338,000 for the years ended December 31, 2002 and 2001, respectively. The maximum amount borrowed under this facility and the weighted average interest rate for the years ended December 31, 2002 and 2001, were $216,500,000 and $213,500,000, and 3.2% and 5.4%, respectively. As of December 31, 2002, the amount available under the revolving line of credit was $317,950,000, net of amounts committed for standby letters of credit of $5,300,000 issued under the credit facility.

      The Company records debt at cost. The fair value of the Company’s total debt was $1,050,452,000 at December 31, 2002.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

      The Company has various financial and operating covenants required by the revolving line of credit and the notes payable and debentures. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2002, the Company was in compliance with these covenants.

Note 5. Guarantees

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. As of December 31, 2002, the Company has issued guarantees of debt, rental obligations, and lease obligations aggregating $54,628,000 and has extended standby letters of credit aggregating $11,300,000. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of future payments is $65,928,000. At December 31, 2002, no amounts have been recorded as a liability for the Company’s guarantees or standby letters of credit.

      As of December 31, 2002, the commitments expire as follows:

	Total	2003	2004	2005	2006	2007	After 2007
(in thousands)
Guarantees of debt and lease obligations	$54,628	$1,718	$52,349	$311	$139	$111	$—
Standby letters of credit	11,300	—	5,300	—	—	—	6,000

Total	$65,928	$1,718	$57,649	$311	$139	$111	$6,000

Note 6. Preferred Stock

      Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock does not have a required redemption date. Allied Investment has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock has a required redemption date in June 2005.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 7. Shareholders’ Equity

      Sales of common stock for the years ended December 31, 2002 and 2001, were as follows:

	2002	2001	2000
(in thousands)
Number of common shares	8,047	13,286	14,812

Gross proceeds	$177,345	$301,539	$263,460
Less costs including underwriting fees	(4,498)	(14,651)	(12,548)

Net proceeds	$172,847	$286,888	$250,912

      In addition, the Company issued 204,855 shares of common stock with a value of $5,157,000 to acquire one portfolio investment in a stock-for-stock exchange during 2001. The Company also issued 4,123,407 shares of common stock with a value of $86,076,000 to acquire BLC Financial Services, Inc. in a stock-for-stock exchange on December 31, 2000.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive days immediately prior to the dividend payment date.

      Dividend reinvestment plan activity for the years ended December 31, 2002, 2001, and 2000, was as follows:

	2002	2001	2000
(in thousands, except per share amounts)
Shares issued	275	271	254
Average price per share	$22.78	$23.32	$18.79

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8. Earnings Per Common Share

      Earnings per common share for the years ended December 31, 2002, 2001, and 2000, were as follows:

	2002	2001	2000
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$228,291	$200,727	$143,101
Less preferred stock dividends	(230)	(230)	(230)

Income available to common shareholders	$228,061	$200,497	$142,871

Basic shares outstanding	102,107	91,564	73,165
Dilutive options outstanding to officers	1,467	1,439	307

Diluted shares outstanding	103,574	93,003	73,472

Basic earnings per common share	$2.23	$2.19	$1.95

Diluted earnings per common share	$2.20	$2.16	$1.94

Note 9. 401(k) Plan and Deferred Compensation Plan

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $11,000 annually for the 2002 plan year. Plan participants who reached the age of 50 during the 2002 plan year were eligible to defer an additional $1,000 during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2002, the maximum compensation was $200,000. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2002, 2001, and 2000 was $599,000, $560,000, and $590,000, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan to the extent 401(k) contributions for eligible participants exceed the amount permitted by the Internal Revenue Service. Contribution expense for the deferred compensation plan for the years ended December 31, 2002, 2001, and 2000, was $296,000, $272,000, and $197,000, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. 401(k) Plan and Deferred Compensation Plan, continued

the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by Company-appointed trustees.

Note 10. Stock Option Plan

The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. On May 7, 2002, the Company’s shareholders amended the Option Plan to increase the authorized shares under the plan to 25,950,000. At December 31, 2002, the number of shares available to be granted under the Option Plan was 9,415,000.

      Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted vest ratably over a three- or five-year period.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2002, 2001, and 2000, is as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2000	5,889	$20.12
Granted	4,162	17.02
Exercised	(195)	17.68
Forfeited	(950)	19.81

Options outstanding at December 31, 2000	8,906	$18.76

Granted	2,800	21.82
Exercised	(553)	19.09
Forfeited	(673)	17.66

Options outstanding at December 31, 2001	10,480	$19.63

Granted	6,162	22.07
Exercised	(769)	18.85
Forfeited	(1,184)	21.09

Options outstanding at December 31, 2002	14,689	$20.57

      The following table summarizes information about stock options outstanding at December 31, 2002:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81–$17.75	3,212	7.35	$16.94	2,128	$16.94
$17.88–$21.38	3,008	5.45	$20.71	2,374	$20.82
$21.52	5,462	9.95	$21.52	—	$21.52
$21.59–$26.29	2,907	8.66	$22.44	1,029	$22.10
$27.38	100	9.09	$27.38	—	$27.38

$16.81–$27.38	14,689	8.20	$20.57	5,531	$19.56

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Stock Option Plan, continued

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.

     Notes Receivable from the Sale of Common Stock

      The Company provided loans to officers for the exercise of options. The loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2002 and 2001, the Company had outstanding loans to officers of $24,704,000 and $26,028,000, respectively. Officers with outstanding loans repaid principal of $3,706,000, $5,090,000, and $6,363,000, for the years ended December 31, 2002, 2001, and 2000, respectively. The Company recognized interest income from these loans of $1,507,000, $1,524,000, and $1,712,000, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide loans to the Company’s employees in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers in the future.

Note 11. Dividends and Distributions

      For the years ended December 31, 2002, 2001, and 2000, the Company declared the following distributions:

	2002		2001		2000

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
First quarter	$53,259	$0.53	$42,080	$0.49	$30,715	$0.45
Second quarter	56,224	0.55	45,755	0.50	33,150	0.45
Third quarter	57,340	0.56	47,866	0.51	34,751	0.46
Fourth quarter	59,851	0.56	50,456	0.51	37,179	0.46
Extra dividend	3,261	0.03	—	—	—	—

Total distributions to common shareholders	$229,935	$2.23	$186,157	$2.01	$135,795	$1.82

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11. Dividends and Distributions, continued

      For income tax purposes, distributions for 2002, 2001, and 2000, were composed of the following:

	2002		2001		2000

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
Ordinary income(1)	$178,246	$1.73	$183,957	$1.99	$116,321	$1.56
Long-term capital gains	51,689	0.50	2,200	0.02	19,474	0.26

Total distributions to common shareholders	$229,935	$2.23	$186,157	$2.01	$135,795	$1.82

(1)	For certain eligible corporate shareholders, the dividend received deduction for 2002 was $0.08 per share.

     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income for the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
(in thousands)
Financial statement net increase in net assets resulting from operations	$228,291	$200,727	$143,101
Adjustments:
Net unrealized losses (gains)	571	(20,603)	(14,861)
Interest income from securitized commercial mortgage loans	1,258	3,327	3,149
Amortization of discounts and fees	(8,541)	8,043	2,771
Gains from disposition of portfolio assets	—	—	5,202
Formula award	—	(4,383)	1,374
Other expenses not deductible for tax	1,815	3,230	1,197
Other	5,708	(2,368)	(3,550)
Income tax expense (benefit)	930	(412)	—

Taxable income	$230,032	$187,561	$138,383

      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. For the years ended December 31, 2002 and 2001, the Company recorded tax expense of $930,000 and a tax benefit of $412,000, respectively.

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Cash and Cash Equivalents, continued

      At December 31, 2002 and 2001, cash and cash equivalents consisted of the following:

	2002	2001
(in thousands)
Cash and cash equivalents	$15,497	$5,337
Less escrows held	(4,311)	(4,448)

Total cash and cash equivalents	$11,186	$889

Note 13. Supplemental Disclosure of Cash Flow Information

      For the years ended December 31, 2002, 2001, and 2000, the Company paid $69,143,000, $63,237,000, and $54,112,000, respectively, for interest. For years ended December 31, 2002, 2001, and 2000, the Company’s non-cash financing activities totaled $8,644,000, $17,523,000, and $92,835,000, respectively, and includes stock option exercises and dividend reinvestment. The non-cash financing activities for the years ended December 31, 2001 and 2000, also include the issuance of $5,157,000 and $86,076,000 of the Company’s common stock to acquire portfolio investments.

Note 14. Hedging Activities

      The Company invests in CMBS bonds, which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the BB+ through B rated CMBS bonds. These transactions involved the Company receiving the proceeds from the sale of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities, including accrued interest payable on the obligations, as of December 31, 2002 and 2001, consisted of the following:

(in thousands)	2002	2001
Description of Issue	Value	Value

10-year Treasury, due August 2011	$—	$17,989
10-year Treasury, due August 2011	—	5,656
10-year Treasury, due August 2011	—	23,618
10-year Treasury, due February 2012	2,880	—
10-year Treasury, due February 2012	28,573	—
10-year Treasury, due February 2012	20,600	—
10-year Treasury, due November 2012	23,415	—
10-year Treasury, due November 2012	19,494	—
5-year Treasury, due November 2007	37,647	—
10-year Treasury, due November 2012	64,418	—

Total	$197,027	$47,263

      As of December 31, 2002, the total obligations on the hedge had increased since the original sale date due to changes in the yield on the borrowed Treasury securities, resulting

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Hedging Activities, continued

in unrealized depreciation on the obligations of $7,062,000. The net proceeds related to the sales of the borrowed Treasury securities were $189,340,000 and $48,504,000 at December 31, 2002 and 2001, respectively. Under the terms of the transactions, the Company has provided additional cash collateral of $5,405,000 at December 31, 2002, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities. The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with the financial institutions under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of December 31, 2002, the repurchase agreements were due on January 3, 2003, and had a weighted average interest rate of 0.8%. This Note has been revised to further disclose the detail of the borrowed Treasury securities as of December 31, 2001.

Note 15. Financial Highlights

	At and for the Years
	Ended December 31,

	2002	2001

Per Common Share Data
Net asset value, beginning of year	$13.57	$12.11

Net investment income before net realized and unrealized gains(1)	1.77	1.93
Net realized and unrealized gains(1)	0.43	0.23

Net increase in net assets resulting from operations	2.20	2.16

Net decrease in net assets from shareholder distributions	(2.23)	(2.01)
Net increase in net assets from capital share transactions	0.68	1.31

Net asset value, end of year	$14.22	$13.57

Market value, end of year	$21.83	$26.00
Total return	(7)%	36%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15. Financial Highlights, continued

	At and for the Years
	Ended December 31,

	2002	2001

Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$1,546,071	$1,352,123
Common shares outstanding at end of year	108,698	99,607
Diluted weighted average common shares outstanding	103,574	93,003
Employee and administrative expenses/average net assets	3.82%	3.80%
Total expenses/average net assets	8.75%	9.31%
Net investment income before net realized and unrealized gains/average net assets	12.94%	15.15%
Net increase in net assets resulting from operations/average net assets	15.98%	16.99%
Portfolio turnover rate	15.12%	10.04%
Average debt outstanding	$938,148	$847,121
Average debt per share	$9.06	$9.11

(1)	Based on diluted weighted average number of shares outstanding for the period.

Note 16. Selected Quarterly Data (Unaudited)

	2002

(in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$82,391	$73,193	$76,329	$78,015
Net investment income before net realized and unrealized gains	$53,869	$42,561	$45,094	$42,401
Net increase in net assets resulting from operations	$55,961	$73,454	$45,520	$53,356
Basic earnings per common share	$0.56	$0.72	$0.44	$0.51
Diluted earnings per common share	$0.55	$0.71	$0.44	$0.51

	2001

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$65,071	$68,739	$72,634	$82,666
Net investment income before net realized and unrealized gains	$39,728	$42,118	$44,189	$53,428
Net increase in net assets resulting from operations	$52,028	$46,106	$59,703	$42,890
Basic earnings per common share	$0.61	$0.52	$0.64	$0.44
Diluted earnings per common share	$0.60	$0.51	$0.63	$0.43

Note 17. Litigation

      A series of class action lawsuits were filed in 2002 in the United States District Court for the Southern District of New York against the Company, certain of its directors and officers and its former independent auditors, Arthur Andersen LLP, with respect to alleged

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 17. Litigation, continued

violations of the securities laws. Specifically, these lawsuits allege that the defendants violated Section 10(b), Rule 10b-5, and Section 20(a) of the Securities Exchange Act of 1934 by purportedly misstating the value of certain portfolio investments in the Company’s financial statements, which allegedly resulted in the purchase of the Company’s common stock by purported class members at artificially inflated prices. Several of the complaints also alleged state law claims for common law fraud. The complaints seek compensatory and other damages, and costs and expenses associated with the litigation. The lawsuits have been consolidated into a single proceeding. The consolidated complaint does not include Arthur Andersen LLP as a named defendant or assert any state law claims against the remaining named defendants. The Company has filed a motion to dismiss the lawsuit and the plaintiffs have filed an opposition to this motion. The Company has filed a reply to the plaintiff’s opposition. The Company believes that the lawsuit is without merit, and it intends to defend the lawsuit vigorously. While the Company does not expect these matters to materially affect its financial condition or results of operations, there can be no assurance as to whether any such pending litigation will have a material adverse effect on its financial condition or results of operations in any future reporting period.

      The Company also is party to certain other lawsuits in the normal course of business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2002

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
ASSETS
Portfolio at value:
Private finance	$1,586,886	$140,807	$15,522	$—	$1,743,215
Commercial real estate finance	660,653	3,485	80,814	—	744,952
Investments in subsidiaries	130,353	—	—	(130,353)	—

Total portfolio at value	2,377,892	144,292	96,336	(130,353)	2,488,167
Deposits of proceeds from sales of borrowed Treasury securities	194,745	—	—	—	194,745
Other assets	62,255	9,368	28,598	—	100,221
Intercompany notes and receivables	69,435	132	16,935	(86,502)	—
Cash and cash equivalents	1,722	8,926	538	—	11,186

Total assets	$2,706,049	$162,718	$142,407	$(216,855)	$2,794,319

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$699,700	$94,500	$—	$—	$794,200
Revolving line of credit	204,250	—	—	—	204,250
Obligations to replenish borrowed Treasury securities	197,027	—	—	—	197,027
Accounts payable and other liabilities	29,590	2,259	13,922	—	45,771
Intercompany notes and payables	29,411	29	57,062	(86,502)	—

Total liabilities	1,159,978	96,788	70,984	(86,502)	1,241,248

Commitments and contingencies
Preferred stock	—	7,000	—	—	7,000
Shareholders’ equity:
Common stock	11	—	1	(1)	11
Additional paid-in capital	1,547,183	53,923	79,116	(133,039)	1,547,183
Notes receivable from sale of common stock	(24,704)	—	—	—	(24,704)
Net unrealized appreciation (depreciation) on portfolio	39,411	(11,849)	(4,202)	16,051	39,411
Undistributed (distributions in excess of) earnings	(15,830)	16,856	(3,492)	(13,364)	(15,830)

Total shareholders’ equity	1,546,071	58,930	71,423	(130,353)	1,546,071

Total liabilities and shareholders’ equity	$2,706,049	$162,718	$142,407	$(216,855)	$2,794,319

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2002

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income
Interest and dividends	$240,771	$16,158	$7,113	$—	$264,042
Intercompany interest	4,612	—	—	(4,612)	—
Premiums from loan dispositions	2,654	122	—	—	2,776
Income from investments in wholly owned subsidiaries	5,525	—	—	(5,525)	—
Fees and other income	15,158	227	38,583	(10,858)	43,110

Total interest and related portfolio income	268,720	16,507	45,696	(20,995)	309,928

Expenses
Interest	62,991	7,452	—	—	70,443
Intercompany interest	—	4	4,608	(4,612)	—
Employee	12,373	—	20,753	—	33,126
Administrative	17,632	113	14,617	(10,858)	21,504

Total operating expenses	92,996	7,569	39,978	(15,470)	125,073

Net investment income before income taxes and net realized and unrealized gains	175,724	8,938	5,718	(5,525)	184,855
Income tax expense	—	—	930	—	930

Net investment income before net realized and unrealized gains	175,724	8,938	4,788	(5,525)	183,925

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	53,138	(4,429)	(3,772)	—	44,937
Net unrealized losses	(571)	(21,875)	(2,401)	24,276	(571)

Total net realized and unrealized gains (losses)	52,567	(26,304)	(6,173)	24,276	44,366

Net increase (decrease) in net assets resulting from operations	$228,291	$(17,366)	$(1,385)	$18,751	$228,291

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2002

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$228,291	$(17,366)	$(1,385)	$18,751	$228,291
Adjustments
Portfolio investments	(495,716)	(10,660)	—	—	(506,376)
Repayments of investment principal	134,049	9,118	—	—	143,167
Proceeds from investment sales	207,291	—	6,183	—	213,474
Change in accrued or reinvested interest and dividends	(41,589)	(3,076)	—	—	(44,665)
Net change in intercompany investments	(5,776)	2,785	(2,534)	5,525	—
Amortization of discounts and fees	(19,448)	(1,144)	—	—	(20,592)
Changes in other assets and liabilities	7,747	1,005	(9,487)	—	(735)
Depreciation and amortization	—	—	1,572	—	1,572
Realized losses	40,417	6,436	3,772	—	50,625
Net unrealized losses	571	21,875	2,401	(24,276)	571

Net cash provided by (used in) operating activities	55,837	8,973	522	—	65,332

Cash Flows from Financing Activities
Sale of common stock	172,847	—	—	—	172,847
Sale of common stock upon the exercise of stock options	12,136	—	—	—	12,136
Collections of notes receivable from sale of common stock	3,706	—	—	—	3,706
Common dividends and distributions paid	(220,411)	—	—	—	(220,411)
Preferred stock dividends paid	—	(220)	(10)	—	(230)
Repayments on notes payable and debentures	(81,856)	—	—	—	(81,856)
Net borrowings under revolving line of credit	59,500	—	—	—	59,500
Other	(727)	—	—	—	(727)

Net cash provided by (used in) financing activities	(54,805)	(220)	(10)	—	(55,035)

Net increase in cash and cash equivalents	$1,032	$8,753	$512	$—	$10,297

Cash and cash equivalents at beginning of year	690	173	26	—	889

Cash and cash equivalents at end of year	$1,722	$8,926	$538	$—	$11,186

Independent Auditors’ Report

The Board of Directors and Shareholders
Allied Capital Corporation:

      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of December 31, 2002, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 15), for the year then ended. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. The consolidated financial statements of Allied Capital Corporation and subsidiaries as of December 31, 2001, and for the years ended December 31, 2001 and 2000 were audited by other auditors who have ceased operations. Those auditors’ report, dated February 20, 2002, on those consolidated financial statements, was unqualified, before the revisions described in Notes 2 and 14 to the consolidated financial statements, and included an emphasis paragraph that described the Company’s method of valuing investments and the inherent uncertainty of valuation as discussed in Note 2 to the consolidated financial statements.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the 2002 consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2002, the results of their operations, their cash flows, changes in their net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

      As discussed above, the consolidated financial statements of the Company as of December 31, 2001 and for the years ended December 31, 2001 and 2000 were audited by other auditors who have ceased operations. As described in Notes 2 and 14, those consolidated financial statements have been revised. We audited the revisions described in Notes 2 and 14 that were applied to the 2001 and 2000 consolidated financial statements. In our opinion, such revisions are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 and 2000 consolidated financial statements of the Company other than with respect to such revisions, and, accordingly, we do not express an opinion or any other form of assurance on the 2001 and 2000 consolidated financial statements taken as a whole.

      Our audit was made for the purpose of forming an opinion on the 2002 consolidated financial statements taken as a whole. The consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Washington, D.C.

February 11, 2003

Independent Auditors’ Report

      NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP, ALLIED CAPITAL CORPORATION’S FORMER INDEPENDENT ACCOUNTANTS. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH FILING OF THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART.

To the Shareholders and Board of Directors of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, including the consolidated statement of investments as of December 31, 2001, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights (included in Note 15) for the year ended December 31, 2001. These consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $2,329,590,000 as of December 31, 2001 and $1,788,001,000 as of December 31, 2000 (172 percent and 174 percent, respectively, of net assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present balance sheet, statement of operations and cash flows of the individual companies and are not a required part of the consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Vienna, Virginia

February 20, 2002

2,200,000 Shares

Common Stock

Prospectus Supplement
September 24, 2003

Deutsche Bank Securities	U.S. Bancorp Piper Jaffray